SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K



                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) November 24, 1998

     Residential Funding Mortgage Securities I, Inc. (as company under a Pooling and Servicing Agreement dated as of November 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-NS2)

               Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

DELAWARE                       333-57481                          75-2006294
(State or other jurisdiction (Commission                    (I.R.S. employer
of incorporation)             file number)                   identification no.)

         8400Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437 (Address of principal executive offices) (Zip code)

      Registrant's telephone number, including area code: (612) 832-7000

                ---------------------------------------------
        (Former name or former address, if changed since last report)


                       Exhibit Index Located on Page 2

            Items 1 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)   Not applicable

                  (b)   Not applicable

                  Exhibits (executed copies) - The following execution copies of
                        Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:



                                                                  Sequentially
                                                                      Numbered
Exhibit                                                                Exhibit
Number                                                                    Page


10.1 Pooling and Servicing Agreement, dated as of November 1, 1998 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.





10.2 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. in connection with the Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2, Class A-2.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.


                                    By:   /s/ Timothy A. Kruse
                                    Name: Timothy A. Kruse
                                    Title: Vice President

Dated:  November 24, 1998

                                 Exhibit 10.1

                       Pooling and Servicing Agreement


                                                                EXECUTION COPY





               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                   Company,

                       RESIDENTIAL FUNDING CORPORATION,

                               Master Servicer,

                                     and

                            BANKERS TRUST COMPANY,

                                   Trustee

                       POOLING AND SERVICING AGREEMENT

                         Dated as of November 1, 1998

                      Mortgage Pass-Through Certificates

                               Series 1998-NS2

                             TABLE OF CONTENTS



                                                                            Page




ARTICLE I      ..................................................DEFINITIONS 6
      Section 1.01   Definitions.............................................6
            Accrued Certificate Interest.....................................6
            Adjusted Mortgage Rate...........................................7
            Advance..........................................................7
            Affiliate........................................................7
            Agreement........................................................7
            Amount Held for Future Distribution..............................7
            Appraised Value..................................................7
            Assignment.......................................................7
            Assignment Agreement.............................................7
            Available Distribution Amount....................................7
            Bankruptcy Amount................................................8
            Bankruptcy Code..................................................9
            Bankruptcy Loss..................................................9
            Book-Entry Certificate...........................................9
            Business Day.....................................................9
            Buydown Funds....................................................9
            Buydown Mortgage Loan............................................9
            Cash Liquidation.................................................9
            Certificate......................................................9
            Certificate Account..............................................9
            Certificate Account Deposit Date................................10
            Certificateholder or Holder.....................................10
            Certificate Owner...............................................10
            Certificate Principal Balance...................................10
            Certificate Register and Certificate Registrar..................11
            Class...........................................................11
            Class A Certificate.............................................11
            Class A-3 Collection Shortfall..................................11
            Class A-3 Principal Distribution Amount.........................11
            Class B Certificate.............................................11
            Class B Percentage..............................................11
            Class B-1 Percentage............................................11
            Class B-1 Prepayment Distribution Trigger.......................12
            Class B-2 Percentage............................................12
            Class B-2 Prepayment Distribution Trigger.......................12
            Class B-3 Percentage............................................12
            Class B-3 Prepayment Distribution Trigger.......................12

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




            Class M Certificate.............................................12
            Class M Percentage..............................................12
            Class M-1 Percentage............................................12
            Class M-2 Percentage............................................13
            Class M-2 Prepayment Distribution Trigger.......................13
            Class M-3 Percentage............................................13
            Class M-3 Prepayment Distribution Trigger.......................13
            Class R Certificate.............................................13
            Closing Date....................................................13
            Code............................................................13
            Compensating Interest...........................................13
            Corporate Trust Office..........................................14
            Credit Support Depletion Date...................................14
            Curtailment.....................................................14
            Custodial Account...............................................14
            Custodial Agreement.............................................14
            Custodian.......................................................14
            Cut-off Date....................................................14
            Cut-off Date Principal Balance..................................14
            Debt Service Reduction..........................................14
            Defaulted Mortgage Loss.........................................14
            Deficient Valuation.............................................14
            Definitive Certificate..........................................15
            Deleted Mortgage Loan...........................................15
            Depository......................................................15
            Depository Participant..........................................15
            Destroyed Mortgage Note.........................................15
            Determination Date..............................................15
            Discount Fraction...............................................15
            Discount Mortgage Loan..........................................15
            Disqualified Organization.......................................15
            Distribution Date...............................................16
            Due Date........................................................16
            Due Period......................................................16
            Eligible Account................................................16
            Eligible Funds..................................................16
            ERISA...........................................................17
            Event of Default................................................17
            Excess Bankruptcy Loss..........................................17

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




            Excess Subordinate Principal Amount.............................17
            Extraordinary Events............................................17
            Extraordinary Losses............................................18
            FDIC............................................................18
            FHLMC...........................................................18
            Final Distribution Date.........................................18
            DCR.............................................................18
            FNMA............................................................18
            Foreclosure Profits.............................................18
            Fraud Losses....................................................18
            Independent.....................................................18
            Indirect Depository Participant.................................19
            Initial Certificate Principal Balance...........................19
            Initial Notional Amount.........................................19
            Insurance Proceeds..............................................19
            Insurer.........................................................19
            Interest Accrual Period.........................................19
            Late Collections................................................19
            Liquidation Proceeds............................................19
            Loan-to-Value Ratio.............................................19
            Lockout Distribution Percentage.................................19
            Maturity Date...................................................20
            Modified Mortgage Loan..........................................20
            Modified Net Mortgage Rate......................................20
            Monthly Payment.................................................20
            Moody's.........................................................20
            Mortgage........................................................20
            Mortgage File...................................................21
            Mortgage Loan Schedule..........................................21
            Mortgage Loans..................................................21
            Mortgage Note...................................................22
            Mortgage Rate...................................................22
            Mortgaged Property..............................................22
            Mortgagor.......................................................22
            Net Mortgage Rate...............................................22
            Non-Discount Mortgage Loan......................................22
            Non-Primary Residence Loans.....................................22
            Non-United States Person........................................22
            Nonrecoverable Advance..........................................22

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




            Nonsubserviced Mortgage Loan....................................22
            Notional Amount.................................................22
            Officers' Certificate...........................................22
            Opinion of Counsel..............................................22
            Original Senior Percentage......................................23
            Outstanding Mortgage Loan.......................................23
            Ownership Interest..............................................23
            Pass-Through Rate...............................................23
            Paying Agent....................................................23
            Percentage Interest.............................................23
            Permitted Investments...........................................24
            Permitted Transferee............................................25
            Person..........................................................25
            Pool Stated Principal Balance...................................25
            Pool Strip Rate.................................................25
            Prepayment Assumption...........................................25
            Prepayment Distribution Percentage..............................25
            Prepayment Distribution Trigger.................................27
            Prepayment Interest Shortfall...................................27
            Prepayment Period...............................................27
            Primary Insurance Policy........................................27
            Principal Prepayment............................................27
            Principal Prepayment in Full....................................27
            Program Guide...................................................27
            Purchase Price..................................................27
            Qualified Substitute Mortgage Loan..............................28
            Rating Agency...................................................28
            Realized Loss...................................................28
            Record Date.....................................................29
            Regular Certificate.............................................29
            REMIC...........................................................29
            REMIC Administrator.............................................29
            REMIC Provisions................................................29
            REO Acquisition.................................................29
            REO Disposition.................................................29
            REO Imputed Interest............................................29
            REO Proceeds....................................................30
            REO Property....................................................30
            Request for Release.............................................30

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




            Required Insurance Policy.......................................30
            Residential Funding.............................................30
            Responsible Officer.............................................30
            Schedule of Discount Fractions..................................30
            Seller..........................................................30
            Seller's Agreement..............................................30
            Senior Accelerated Distribution Percentage......................30
            Senior Certificates.............................................31
            Senior Interest Distribution Amount.............................32
            Senior Percentage...............................................32
            Senior Principal Distribution Amount............................32
            Servicing Accounts..............................................32
            Servicing Advances..............................................32
            Servicing Fee...................................................32
            Servicing Officer...............................................32
            Servicing Modification..........................................32
            Special Hazard Loss.............................................32
            Standard & Poor's...............................................33
            Stated Principal Balance........................................33
            Subclass........................................................33
            Subclass Notional Amount........................................33
            Subordinate Percentage..........................................33
            Subordinate Principal Distribution Amount.......................33
            Subserviced Mortgage Loan.......................................34
            Subservicer.....................................................34
            Subservicer Advance.............................................34
            Subservicing Account............................................34
            Subservicing Agreement..........................................34
            Subservicing Fee................................................34
            Tax Returns.....................................................34
            Transfer........................................................34
            Transferee......................................................34
            Transferor......................................................35
            Trust Fund......................................................35
            Uncertificated Accrued Interest.................................35
            Uncertificated Notional Amount..................................35
            Uncertificated Pass-Through Rate................................35
            Uncertificated REMIC Regular Interest Pool Strip Rate...........35
            Uncertificated REMIC Regular Interests..........................35

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




            Uncertificated REMIC Regular Interest Distribution Amount.......35
            Uniform Single Attestation Program for Mortgage Bankers.........36
            Uninsured Cause.................................................36
            United States Person............................................36
            Voting Rights...................................................36

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES 37
      Section 2.01   Conveyance of Mortgage Loans...........................37
      Section 2.02   Acceptance by Trustee..................................40
      Section 2.03   Representations, Warranties and Covenants of the Master
                     Servicer and the Company...............................41
      Section 2.04   Representations and Warranties of Sellers..............45
      Section 2.05   Execution and Authentication of Certificates...........46

ARTICLE III   ...............ADMINISTRATION AND SERVICING OF MORTGAGE LOANS 48
      Section 3.01   Master Servicer to Act as Servicer.....................48
      Section 3.02 Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers'
                     Obligations............................................49
      Section 3.03   Successor Subservicers.................................50
      Section 3.04   Liability of the Master Servicer.......................50
      Section 3.05   No Contractual Relationship Between Subservicer and
                    Trustee or Certificateholders...........................51
      Section 3.06   Assumption or Termination of Subservicing Agreements by
                     Trustee................................................51
      Section 3.07   Section III.07. Collection of Certain Mortgage Loan
                    Payments; Deposits to  Custodial Account................51
      Section 3.08   Subservicing Accounts; Servicing Accounts..............53
      Section 3.09   Access to Certain Documentation and Information Regarding
                     the Mortgage Loans.....................................55
      Section 3.10   Permitted Withdrawals from the Custodial Account.......55
      Section 3.11   Maintenance of the Primary Insurance Policies; Collections
                     Thereunder.............................................57
      Section 3.12   Maintenance of Fire Insurance and Omissions and Fidelity
                     Coverage...............................................58
      Section 3.13   Enforcement of Due-on-Sale Clauses; Assumption and
                     Modification Agreements; Certain Assignments...........59
      Section 3.14   Realization Upon Defaulted Mortgage Loans..............61
      Section 3.15   Trustee to Cooperate; Release of Mortgage Files........63
      Section 3.16   Servicing and Other Compensation; Compensating Interest65

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




      Section 3.17   Reports to the Trustee and the Company.................66
      Section 3.18   Annual Statement as to Compliance......................66
      Section 3.19   Annual Independent Public Accountants' Servicing Report66
      Section 3.20   Rights of the Company in Respect of the Master Servicer67

ARTICLE IV     ..................... ........PAYMENTS TO CERTIFICATEHOLDERS 68
      Section 4.01   Certificate Account....................................68
      Section 4.02   Distributions..........................................68
      Section 4.03   Statements to Certificateholders.......................76
      Section 4.04   Distribution of Reports to the Trustee and the Company;
                     Advances by the Master Servicer........................78
      Section 4.05   Allocation of Realized Losses..........................79
      Section 4.06   Reports of Foreclosures and Abandonment of Mortgaged
                     Property...............................................81
      Section 4.07   Optional Purchase of Defaulted Mortgage Loans..........81
      Section 4.08   Distributions on the Uncertificated REMIC Regular
                     Interests .............................................82

ARTICLE V      ............................................THE CERTIFICATES 83
      Section 5.01   The Certificates.......................................83
      Section 5.02   Registration of Transfer and Exchange of Certificates..85
      Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates......90
      Section 5.04   Persons Deemed Owners..................................90
      Section 5.05   Appointment of Paying Agent............................91
      Section 5.06   Optional Purchase of Certificates......................91

ARTICLE VI     .........................THE COMPANY AND THE MASTER SERVICER 93
      Section 6.01   Respective Liabilities of the Company and the Master
                     Servicer ..............................................93
      Section 6.02   Merger or Consolidation of the Company or the Master
                    Servicer; Assignment of Rights and Delegation of Duties
                     by Master Servicer.....................................93
      Section 6.03   Limitation on Liability of the Company, the Master
                     Servicer and Others....................................94
      Section 6.04   Company and Master Servicer Not to Resign..............95

ARTICLE VII    .....................................................DEFAULT 96
      Section 7.01   Events of Default......................................96
      Section 7.02   Trustee or Company to Act; Appointment of Successor....98
      Section 7.03   Notification to Certificateholders.....................98
      Section 7.04   Waiver of Events of Default............................99

ARTICLE VIII   .....................................CONCERNING THE TRUSTEE 100

                              TABLE OF CONTENTS

                                 (continued)

                                                                            Page




      Section 8.01   Duties of Trustee.....................................100
      Section 8.02   Certain Matters Affecting the Trustee.................101
      Section 8.03   Trustee Not Liable for Certificates or Mortgage Loans.103
      Section 8.04   Trustee May Own Certificates..........................103
      Section 8.05   Master Servicer to Pay Trustee's Fees and Expenses;
                     Indemnification.......................................103
      Section 8.06   Eligibility Requirements for Trustee..................104
      Section 8.07   Resignation and Removal of the Trustee................104
      Section 8.08   Successor Trustee.....................................105
      Section 8.09   Merger or Consolidation of Trustee....................106
      Section 8.10   Appointment of Co-Trustee or Separate Trustee.........106
      Section 8.11   Appointment of Custodians.............................107
      Section 8.12   Appointment of Office or Agency.......................107

ARTICLE IX     ................................................TERMINATION 109
      Section 9.01   Termination Upon Purchase by the Master Servicer or the
                     Company or Liquidation of All Mortgage Loans..........109
      Section 9.02   Additional Termination Requirements...................111

ARTICLE X      ...........................................REMIC PROVISIONS 113
      Section 10.01  REMIC Administration..................................113
      Section 10.02  Master Servicer, REMIC Administrator and Trustee
                     Indemnification.......................................116

ARTICLE XI     .................................................[RESERVED] 118

ARTICLE XII    ....................... ...........MISCELLANEOUS PROVISIONS 119
      Section 12.01  Amendment.............................................119
      Section 12.02  Recordation of Agreement; Counterparts................121
      Section 12.03  Limitation on Rights of Certificateholders............121
      Section 12.04  Governing Law.........................................122
      Section 12.05  Notices...............................................122
      Section 12.06  Notices to Rating Agency..............................123
      Section 12.07  Severability of Provisions............................124
      Section 12.08  Supplemental Provisions for Resecuritization..........124

                                   EXHIBITS

Exhibit A:  Form of Class A Certificate
Exhibit B:  Form of Class M Certificate
Exhibit C:  Form of Class B Certificate
Exhibit D:  Form of Class R Certificate
Exhibit E:  Form of Custodial Agreement
Exhibit F:  Mortgage Loan Schedule
Exhibit G:  Form of Seller/Servicer Contract
Exhibit H:  Forms of Request for Release
Exhibit I-1: Form of Transfer Affidavit and Agreement
Exhibit I-2: Form of Transferor Certificate
Exhibit J-1: Form of Investor Representation Letter
Exhibit J-2: Form of ERISA Representation Letter
Exhibit J-3: Form of ERISA Legend
Exhibit K:  Form of Transferor Representation Letter
Exhibit L:  Form of Rule 144A Investment Representation Letter
Exhibit M:  Text of Amendment to Pooling and Servicing Agreement Pursuant to
               Section
            12.01(e) for a Limited Guaranty
Exhibit N:  Form of Limited Guaranty
Exhibit O: Form of Lender Certification for Assignment of Mortgage Loan Exhibit P: Schedule of Discount Fractions
Exhibit Q:  Form of Request for Exchange
Exhibit R:  Schedule of Mortgage Loans with Missing Modification Agreements

      This is a Pooling and Servicing Agreement, dated as of November 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                            PRELIMINARY STATEMENT:

      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement, as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" in the REMIC for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-4 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


Designation Pass-Through   Aggregate InitialFeatures         Maturity
                 Rate      Certificate                          Date        S&P   DCR
                             Principal
                                Balance

Class A-1     6.75%     $  142,208,000.0Sequential/Senior August 25, 2028 AAA    AAA
Class A-2     6.65%     $  5,000,000.00 Sequential/Senior/Augustd25, 2028 AAA    AAA
Class A-3     0.00%     $    835,210.47 Principal Only/SenAugust 25, 2028 AAAr   AAA
Class A-4   Variable               0.00 Variable Strip/IntAugust 25, 2028 AAAr   AAA
                                           Only/Senior
Class R       6.75%     $        100.00  Residual/Senior  August 25, 2028 AAA    AAA
Class M-1     6.75%     $  1,522,400.00     Mezzanine     August 25, 2028 AA     N/R
Class M-2     6.75%     $    761,200.00     Mezzanine     August 25, 2028 A      N/R
Class M-3     6.75%     $    761,200.00     Mezzanine     August 25, 2028 BBB    N/R
Class B-1     6.75%     $    456,700.00    Subordinate    August 25, 2028 BB     N/R
Class B-2     6.75%     $    380,600.00    Subordinate    August 25, 2028 B      N/R

Class B-3     6.75%     $    304,539.61    Subordinate    August 25, 2028 N/R    N/R


     The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $152,229,950.08. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                 DEFINITIONS

     Section 1.01 Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-3 and Class A-4
Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to Class A-4 Certificates (other than any Subclass of the Class A-4 Certificates), interest during the related Interest Accrual Period at the related Pass-Through Rate on the related Class A-4 Notional Amount. With respect to each Distribution Date, as to any Subclass of Class A-4 Certificates, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Class A-4 Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by (x) the Master Servicer with a payment of Compensating Interest as provided in Section 4.01 or (y) an Insured Reserve Withdrawal), (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of Modified Mortgage Loan)) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-4 Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04, or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

     Assignment Agreement: The Assignment and Assumption Agreement, dated November 24, 1998, between Residential Funding and the Company relating to the transfer and assignment of the

Mortgage Loans.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account pursuant to
Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, and (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to
Section 3.16(e) reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) the Insurance Premium, (x) aggregate Foreclosure Profits, (y) the Amount Held for Future Distribution, and
(z) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

            (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of greater than 80% that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant
      Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and
      (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of the Insured Certificates, Financial Security to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Class A Certificate (other than any Class A-4 Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, however, that solely for the purposes of determining Financial Security's rights as subrogee, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from FSA Insurance Payments, unless such amounts have been reimbursed to Financial Security pursuant to Section 4.02(a)(xvi) or Section 4.02(e). With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with
Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equl the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-4 Certificates will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-4 Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3 or Class A-4 Certificates, each such Certificate (other than the Class A-4 Certificates) evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A. The Class A-4 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-4 Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-4 Certificates.

      Class A-3 Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

    Class A-3 Principal Distribution Amount:  As defined in Section 4.02(b)(i).

     Class A-4 Certificates: The Class A Certificates designated as Class A-4 Certificates, including any Subclass thereof.

      Class A-4 Notional Amount or Notional Amount: As of any Distribution Date, with respect to the Class A-4 Certificates, the aggregate Stated Principal Balance of the Mortgage Loans immediately prior to such date.

      Class A-4 Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of Class A-4 Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass immediately prior to such date.

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.20%.

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.75%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.25%.

      Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

      Closing Date: November 24, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 3 Park Plaza, 16th Floor, Irvine, California 92614,
Attention: Residential Funding Corporation Series 1998-NS2.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

      Cumulative Insurance Payments: As of any time of determination, the aggregate of all FSA Insurance Payments previously made by Financial Security under the FSA Policy minus the aggregate of all payments previously made to Financial Security pursuant to Sections 4.02(a)(xvi) and 4.02(e) hereof as reimbursement for FSA Insurance Payments.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master  Servicer,  into which the amounts set forth in Section  3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date: November 1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      DCR: Duff & Phelps Credit Rating Company, or its successor in interest.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.75% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.75%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.75% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership" as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of Bankers Trust Company, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

      Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-3 Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

            (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

            (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

            (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                  2.   by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

            (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

            (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Financial Security: Financial Security Assurance Inc., a stock insurance company organized and created under the laws of the State of New York, and any successors thereto.

      Financial Security Default: The existence and continuance of a failure by Financial Security to make a payment required under the FSA Policy in accordance with its terms.

      Fitch IBCA: Fitch IBCA, Inc., or its successor in interest.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination, and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      FSA Insurance Payment: Any payment made by Financial Security with respect to the Insured Certificates under the FSA Policy.

     FSA Policy: The Financial Guaranty Insurance Policy (No. 50745-N) issued by Financial Security for the benefit of the Holders of the Insured Certificates, including any endorsements thereto, attached hereto as Exhibit Q.

     FSA Policy Payments Account: The account established pursuant to Section 11.02(b) hereof.

     Guaranteed Distribution: With respect to the Insured Certificates and any Distribution Date, as defined in the FSA Policy.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

     Individual Insured Certificate: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial  Class  A-4  Notional  Amount:  With  respect  to  any  Class  A-4
Certificate, the Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Class A-4 Certificate.

      Insurance Premium: With respect to the FSA Policy and any Distribution Date, an amount equal to one-twelfth (1/12) of 0.10% of the Certificate Principal Balance of the Insured Certificates.

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding the FSA Policy), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

      Insured Certificates:  Any one of the Class A-2 Certificates.

     Insured Reserve Fund: The account established and maintained by the Trustee in accordance with Section 4.08 hereof.

      Insured Reserve Withdrawal:   As defined in Section 4.08.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest  Accrual  Period:  With  respect  to  any  Certificate,   and  any
Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Maturity Date: The latest possible  maturity date,  solely for purposes of
Section 1.860G- 1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-4 Certificates) representing a regular interest in the Trust Fund would be reduced to zero, which is August 25, 2028, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is August 25, 2028, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note related to a Mortgage Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

      (i)   the Mortgage Loan identifying number ("RFC LOAN #");

      (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

      (iii) the maturity of the Mortgage Note ("MATURITY DATE");

      (iv)  the Mortgage Rate ("ORIG RATE");

      (v)   the Subservicer pass-through rate ("CURR NET");

      (vi) the Net Mortgage Rate ("NET MTG RT");

      (vii) the Pool Strip Rate ("STRIP");

      (viii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

      (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

      (x)   the Loan-to-Value Ratio at origination ("LTV");

      (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

      (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

      (xiii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

    Mortgaged Property:  The underlying real property securing a Mortgage Loan.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance

Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and Financial Security.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-3 Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 97.23% as of the Closing Date.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, or 4.07.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-3 Certificates and Class A-4 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-4 Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-4 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.7145% per annum. With respect to any Subclass of Class A-4 Certificate and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of such Certificates (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-3 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: Bankers Trust Company or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Class A-4 Notional Amount thereof (in the case of any Class A-4 Certificate) divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Class A-4 Notional Amounts, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the
      United  States  or  any  agency  or  instrumentality   thereof  when  such
      obligations are backed by the full faith and credit of the United States;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

            (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

            (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

            (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's, Fitch IBCA and DCR and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's, D-1 in the case of DCR, and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch IBCA in the case of Fitch IBCA.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, or a Non-United States Person.

      Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.75% per annum (but not less than 0.00% per annum).

      Prepayment Assumption: A prepayment assumption of 300% of the prepayment speed assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

      (i) For any Distribution Date prior to the Distribution Date in December 2003 (unless the Certificate Principal Balances of the Class A
            Certificates, other than the Class A- 3 Certificates, have been reduced to zero), 0%.

      (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                  (a) in the  case of the  Class of  Class M  Certificates  then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                  (b) in the case of each  other  Class of Class M  Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied,

            0%; and

      (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
            (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and
(vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan
(i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-4 Certificates and (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Insured Certificates will be paid, using its established random lot procedures or, if the Insured Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

      Rating Agency: DCR and Standard & Poor's with respect to the Class A and Class R Certificates and Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of theMortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Rounding Account: With respect of the Insured Certificates, the account created and maintained pursuant to Section 4.09.

      Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Insured Certificates upward to the next higher integral multiple of $1,000.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:

           Distribution Date                Senior Accelerated
                             Distribution Percentage

December 1998 through
November 2003...........................100%
December 2003 through
November 2004...........................Senior Percentage, plus 70% of the Subordinate Percentage
December 2004 through
November 2005...........................Senior Percentage, plus 60% of the Subordinate Percentage

December 2005 through
November 2006...........................Senior Percentage, plus 40% of the Subordinate Percentage
December 2006 through
November 2007...........................Senior Percentage, plus 20% of the Subordinate Percentage

December 2007 and
thereafter..............................Senior Percentage

provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior
Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-3 Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the
Certificate Principal Balance of the Class A-3 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-3 Certificateholders pursuant to Section 4.02(c), and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvii) and (xviii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

      Special Hazard Amount: As of any Distribution Date, an amount equal to $2,329,183 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 4.39% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

      Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or its successor in interest.

     Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-4 Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-4 Certificates pursuant to Section 5.01(c).

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master

Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

            (i)   the Mortgage Loans and the related Mortgage Files,

            (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

            (iii) property  which  secured  a  Mortgage  Loan and which has been
                  acquired  for  the  benefit  of  the   Certificateholders   by
                  foreclosure or deed in lieu of foreclosure,

           the hazard insurance policies and Primary Insurance Policies, if any,

            the FSA Policy,

            the Rounding Account, and

            all proceeds of clauses (i) through (vi) above.

      Uncertificated REMIC Regular Interests: The 605 uncertificated partial undivided beneficial ownership interests in the Trust Fund numbered sequentially from 1 through 605, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 4.08(a).

      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or any political subdivision thereof, or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in
Section 7701(a)(30)(E) of the Code.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-4 Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that Financial Security shall be assigned the Voting Rights of the Insured Certificateholders in the absence of any continuing Financial Security Default; and 1% of all Voting Rights shall be allocated among the Holders of the Class A-4 Certificates (and any Subclass thereof); and 1% of all Voting Rights shall be allocated among Holders of the Class R Certificates allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01 Conveyance of Mortgage Loans.

     (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the FSA Policy.

     (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

           (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

           (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

           (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded, except that modification agreements will not be required to be delivered to the Trustee or the Custodian, and the Mortgage File will not be required to contain, the modification agreement with respect to the Mortgage Loans identified on Exhibit R hereto.

     (c) The  Company  may, in lieu of  delivering  the  documents  set forth in
Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to
(i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01(c).

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (iii) of
Section 2.01(b). If any Assignment is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(iv) and (v) that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01, be and construed as, a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, investment property, letters of credit, advices of credit or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 8-106, 9-305 and 9-115 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from securities, intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

     Section 2.02 Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgge Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. Provided that the related Seller is obligated to cure or repurchase any Mortgage Loan with respect to which any such defect or omission has occurred or been discovered, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. If the related Seller is not obligated to cure or repurchase a Mortgage Loan as to which a material defect in or omission of a document required to be included in the Mortgage File exists, the Master
Servicer shall request Residential Funding, pursuant to the Assignment Agreement, to cure such defect or omission or repurchase such Mortgage Loan in the manner and at the price set forth in this Section 2.02. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller, the Subservicer, or Residential Funding, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee, the Subservicer or its designee, or Residential Funding or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller, the Subservicer, or Residential Funding as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     Section 2.03 Representations, Warranties and Covenants of the Master Servicer and the Company

     (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

           (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

           (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the

Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

           (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

           (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

           (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

           (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

           (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

     (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

           (i) No Mortgage Loan is one month or more delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

           (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

           (iii) The Mortgage Loans are seasoned, conventional fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity of not more than 30 years or, in the case of 21.2% of the Mortgage Loans, not more than 15 years from the date of origination or modification;

           (iv) To the best of the Company's knowledge, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80.00%, (except for 4.3% of the Mortgage Loans with a Loan-to-Value Ratio at origination in excess of 80%) is the subject of a Primary Insurance Policy that insures the amount of such Mortgage Loan is in excess of 75% (or, with respect to 17 Mortgage Loans representing approximately 0.8% of the Mortgage Loans, between 78% and 100%) of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary
      Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

           (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

           (vi) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 6.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

           (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

           (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

           (ix) None of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

           (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

           (xi)   None of the Mortgage Loans were Buydown Mortgage Loans;

           (xii) Each  Mortgage  Loan  constitutes  a qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

           (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

           (xiv) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

           (xv) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute

Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04 Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, or any repurchase obligation of Residential Funding, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller (provided that the related Seller is obligated to cure or repurchase any Mortgage Loan with respect to which any such breach of representation or warranty has occurred) or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original

Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing greement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement. If the related Seller is not obligated pursuant to the related Seller's Agreement or otherwise, with respect to a Mortgage Loan as to which a breach of a representation or warranty by the Seller has occurred that materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, to cure such breach or repurchase such Mortgage Loan, the Master Servicer shall notify Residential Funding of such breach and request that Residential Funding purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

     Section 2.05 Execution and Authentication of Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

     Section 3.01 Master Servicer to Act as Servicer.

     (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

     Section  3.02   Subservicing   Agreements   Between  Master   Servicer  and
Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

     (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

     (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related

Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     Section 3.03 Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     Section 3.04 Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     Section 3.05 No Contractual Relationship Between Subservicer and Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

  Section 3.06 Assumption or Termination of Subservicing Agreements by Trustee.

     (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

     Section 3.07 Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

     (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary
Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

     (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

           (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

           (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

           (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

           (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

           (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

           (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

     Section 3.08 Subservicing Accounts; Servicing Accounts.

     (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquied by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

     (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

     (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09 Access to Certain Documentation and Information Regarding the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

     Section 3.10 Permitted Withdrawals from the Custodial Account.

     (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

          (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

           (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

           (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

           (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

           (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

           (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

           (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

           (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

           (ix) to reimburse  itself for amounts  expended by it (a) pursuant to
      Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

           (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

     (b) Since, in connection with withdrawals  pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

          Section  3.11   Maintenance   of  the  Primary   Insurance   Policies;
     Collections Thereunder.

     (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

          Section 3.12 Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

     (a) The Master Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the

Certificateholders be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

     (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

          Section 3.13 Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements; Certain Assignments.

     (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

           (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

           (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause the Trust Fund to fail to qualify as a REMIC under the Code, or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;
(ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     Section 3.14 Realization Upon Defaulted Mortgage Loans.

     (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that ay be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of the Trust Fund as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any

Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

     (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

     (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16 Servicing and Other Compensation; Compensating Interest.

     (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

     (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

     (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

     Section 3.17 Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     Section 3.18 Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company, the Trustee and Financial Security on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     Section 3.19 Annual Independent Public Accountants' Servicing Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company, the Trustee and Financial Security stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.20 Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

     Section 3.21 Administration of Buydown Funds.

     (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

     (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01 Certificate Account.

     (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

     (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

     Section 4.02 Distributions.

     (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to Financial Security the Insurance Premium, to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to
each  Class  of  Certificates   (other  than  any  Subclass  of  the  Class  A-4
Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-4 Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount, together with, as to any Class A-2 Certificate, any Insured Reserve Withdrawal pursuant to Section 4.08 hereof.:

           (i) to the Class A Certificateholders (other than the Class A-3 Certificateholders) and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-4 Certificates), for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

           (ii) (X) to the Class A-3 Certificateholders, the Class A-3 Principal Distribution Amount; and

                  (Y) to the Class A Certificateholders (other than Class A-3 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                  (A) the Senior Percentage for such Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                  during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                  repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
                  Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage
                  Loan); and

                        (3)  the  principal  portion  of all  other  unscheduled
                  collections  (other  than  Principal  Prepayments  in Full and
                  Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in
                  Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                  3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to a Discount Mortgage Loan);

                  (B)  with  respect  to each  Mortgage  Loan  for  which a Cash
            Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                  (C) the Senior  Accelerated  Distribution  Percentage for such
            Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                    (D)  any  Excess  Subordinate   Principal  Amount  for  such
               Distribution Date; and

                  (E) any amounts described in subsection  (ii)(Y),  clauses (A)
            through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

           (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

           (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (v) to the Holders of the Class M-1 Certificates,  an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

           (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii), (xiv) and
      (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

           (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (ix) to the Holders of the Class M-3 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-

      3 Certificates;

           (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xi) to the Holders of the Class B-1 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B- 1 Certificates;

           (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

           (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

           (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

           (xv) to the Holders of the Class B-3 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-3 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

           (xvi) to Financial Security, as subrogee of the Insured Certificateholders, to reimburse Financial Security for claims paid under the FSA Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

           (xvii) to the Class A Certificateholders and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

           (xviii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

     (b) Distributions of principal on the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

           (i) first, to the Class A-3 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-3 Principal Distribution Amount") equal to the aggregate of:

                  (A) the related Discount  Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B) the related Discount  Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                  (D) any  amounts  allocable  to  principal  for  any  previous
            Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E) the amount of any Class A-3 Collection Shortfalls for such
            Distribution Date and the amount of any Class A-3 Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

           (ii) the Senior Principal Distribution Amount shall be distributed as follows:


                 (A)    first,   to  the   Class  R   Certificates,   until  the
                        Certificate Principal Balance thereof has been reduced to zero;

                    second, to the Class A-1 Certificates, until the Certificate
               Principal Balance thereof has been reduced to zero; and

                 third, to the Class  A-2  Certificates,  until the  Certificate
                        Principal Balance thereof has been reduced to zero.


     (c) On or after the occurrence of the Credit Support Depletion Date all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Class A-3 Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-3 Certificates and the Senior Principal Distribution Amount will be distributed to all Classes of Senior

Certificates (other than the Class A-3 Certificates) pro rata in accordance with
their  respective   outstanding   Certificate   Principal  Balances  until  such
Certificate Principal Balances have been reduced to zero.

     (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-3 Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-3 Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-3, Class A-4, Class M and Class B Certificates, in each case as described herein.

     (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to Financial Security, as subrogee for such Certificateholders, to the extent Financial Security made an FSA Insurance Payment in respect of such Realized Loss), if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or
(ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of suc distribution (i) with respect to the Certificates of any Class
(other than the Class A-4 Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-4 Certificates, to the Class A-4 Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates as set forth in Section 4.10. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

     (h) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Holders of the Insured Certificates as set forth in Section
4.10. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates (including, for purposes of this paragraph, the portion of any FSA Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R Certificateholders.

     Section 4.03 Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, Financial Security and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

           (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

           (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

           (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

           (iv) the amount of any  Advance by the Master  Servicer  pursuant  to
Section 4.04;

           (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

           (vi) the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for the Insured Certificates;

           (vii)  the  amount  of  any  FSA  Insurance   Payment  made  on  such
      Distribution  Date,  the  amount  of any  reimbursement  payment  made  to
      Financial Security on such Distribution Date pursuant to Sections 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such FSA Insurance Payment or any such reimbursement payment to Financial Security;

           (viii) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

          (ix)  the  related  Subordinate  Principal   Distribution  Amount  and
     Prepayment Distribution Percentage, if applicable;

           (x) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

           (xi) the number, aggregate principal balance and book value of any REO Properties;

           (xii) the aggregate Accrued Certificate Interest remaining unpaid, if
      any,  for  each  Class  of  Certificates,   after  giving  effect  to  the
      distribution made on such Distribution Date;

           (xiii)  the  Special  Hazard  Amount,   Fraud  Loss  Amount  and  the
      Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

           (xiv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class A-4 Certificates and each Subclass, if any, thereof;

           (xv) the occurrence of the Credit Support Depletion Date;

           (xvi) the Senior Accelerated Distribution Percentage applicable to such distribution;

           (xvii) the Senior Percentage for such Distribution Date;

           (xviii) the aggregate amount of Realized Losses for such Distribution Date;

           (xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

           (xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

           (xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

           (xxii) the Notional Amount of the Class A-4 Certificates;

           (xxiii) the amount of any payment made from the Insured Reserve Fund on such Distribution Date and the balance of the Insured Reserve Fund after giving effect to such amounts; and

           (xxiv) if any of the Class M Certificates are held by a Depository, a legend substantially in the form of Exhibit J-3 hereto, referencing such Certificates.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     Section 4.04 Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

     (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, Financial Security any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount; and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a) ; and (iii) the amount of Cumulative Insurance Payments as of such Determination Date; provided, however, that the Master Servicer shall provide to the Trustee a written statement setting forth the portion of the Senior Principal Distribution Amount distributable to the Insured Certificates on any Distribution Date on a date prior to the close of business on the next Business Day succeeding each Determination Date, if necessary to enable the Trustee to notify the Depository in accordance with Section 4.10(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

     Section 4.05 Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Bankruptcy Losses, Excess Special Hazard Losses, Excess Fraud Losses, or Extraordinary Losses shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-3 Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-3 Certificates) and Class R Certificates, on a pro rata basis, as described below. Any Excess Bankruptcy Losses, Excess Special Hazard Losses, Excess Fraud Losses or Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-3 Certificates), Class M, Class B and Class R Certificates, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-3 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-3 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon for such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued
Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-4 Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-4 Certificates shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

     Section 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Section 4.07 Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

     Section 4.08 Insured Reserve Fund.

      No later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Insured Reserve Fund, Bankers Trust Company, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2, Class A-2." On the Closing Date, Greenwich Capital Markets, Inc. (the "Underwriter") shall deposit with the Trustee, and the Trustee shall deposit into the Insured Reserve Fund, cash in an amount equal to $12,000.

      The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Insured Reserve Fund for deposit into the Certificate Account, and to pay to the holders of the Insured Certificates pursuant to Section 4.02(a)(i), the amount of Prepayment Interest Shortfalls otherwise allocable to the Class A-2 Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) hereof), and to the extent of funds on deposit in the Insured Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Insured Reserve Withdrawal").

      For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Insured Reserve Fund shall not be an asset of the REMIC. The Insured Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Insured Reserve Fund shall be deposited in the Insured Reserve Fund for the sole use and exclusive benefit of the Insured Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Insured Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Insured Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Insured Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Insured Reserve Fund may not be owned by more than one Person and (3) for all federal tax purposes, any amounts transferred by the REMIC to the Insured Reserve Fund will be treated as amounts distributed by the REMIC to the Underwriter.

     Section 4.09 Rounding Account.

      No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, Bankers Trust Company, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2, Class A-2." On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

      The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Insured Certificates pursuant to Section 4.02(h) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(h).

     Section 4.10 Principal Distributions on the Insured Certificates.

      Distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Beneficial Owners of Insured Certificates or by mandatory distributions by Random Lot or on a pro rata basis as described below.

      All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be accepted in accordance with the provisions set forth in Section 4.10(a). All requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates with respect to any Distribution Date must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Depository and forwarded to the Trustee after the related Record Date, and requests for distributions forwarded to the Trustee prior to the related Record Date and not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.10(a). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.10(a) using a form required by the Depository.

      Distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 4.02(b), minus any amounts deposited in the Rounding Account plus any amounts available for distribution from such Rounding Account, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

      To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (minus any amounts deposited in the Rounding Account plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distribution pursuant to Section 4.10(b).

     (a) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer, the Trustee or Financial Security shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

      The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate
Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests. The Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution Amount to be distributed to the Insured Certificates by Random Lot pursuant to Section 4.10(b). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

      Individual Insured Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from Financial Security or otherwise with respect to interest on such Certificates after such last day of the month.

      Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form required by the Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Insured Certificates on such Distribution Date.

      In the event any requests for distributions in reduction of the Certificate Principal Balance of the Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.10, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

     (b) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.10(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Insured Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Insured Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Insured Certificates would not be reduced to zero, the Individual Insured Certificates to which such distributions will be applied shall be selected by the Depository from those Insured
Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Insured Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Insured Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of the Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Insured Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the Letterof Representations dated the Business Day immediately preceding the Closing Date among the Company, the Trustee and the Depository.

     (c) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to the Insured Certificates, distributions in reduction of the Certificate Principal Balance of the Insured Certificates will be made pro rata among the Certificate Owners of the Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.10 or mandatory distributions by Random Lot.

     (d) In the event that Definitive Certificates representing the Insured Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Insured Certificates, with the provisions of this Section 4.10.

ARTICLE V

                               THE CERTIFICATES

     Section 5.01 The Certificates.

     (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, and Class M-3 Certificates shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2 and Class M-3 Certificates) and integral multiples of $1 (or in the case of the Class A-3, $1,000) in excess thereof, and the Class B-1, Class B-2 and Class B-3 Certificates shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, except that one Class A-3, Class B-1, Class B-2 and Class B-3 Certificate will issuable in a denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

                  Class A-3               $ 25,210.47
                  Class B-1               $ 250,700.00
                  Class B-2               $ 250,600.00
                  Class B-3               $ 250,539.61

      The Class A-4 Certificates and Class R Certificates shall be issuable in minimum denominations of not less than a 20.00% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-4 Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-4 Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in
Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b) The Class A Certificates, other than the Class A-3 and Class A-4 Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificateholders shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-3 Certificates and Class A-4 Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (c) From time to time, Residential Funding, as the initial Holder of the Class A-4 Certificates may exchange such Holder's Class A-4 Certificates for Subclasses of Class A-4 Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-4 Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-4-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-4 Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

     Section 5.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under

Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or
(b) the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and
(iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

      (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of any interest in a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such Class M Certificate, a "Book-Entry Class M Certificate"). Any Transferee of a Book-Entry Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either
(a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company.

      (iii)(A) If any Class M Certificate (or any interest therein) is acquired or held in violations of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

      (B) Any purported Certificate Owner whose acquisition or holding of any Book-Entry Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B) In connection with any proposed  Transfer of any Ownership
            Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as
            Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                  (E) Each Person holding or acquiring an Ownership  Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                  (ii) The Trustee  will  register  the  Transfer of any Class R
            Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

                  (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                        (B) If any purported Transferee shall become a Holder of
                  a Class R Certificate in violation of the restrictions in this
                  Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause
                  (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                  (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R
            Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                  (v) The provisions of this Section  5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                        (A) written  notification from each Rating Agency to the
                  effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                        (B) subject to Section  10.01(f),  a certificate  of the
                  Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause
                  (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

     (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 5.04 Persons Deemed Owners.

      Prior to due  presentation of a Certificate for  registration of transfer,
the  Company,  the  Master  Servicer,  the  Trustee,   Financial  Security,  the
Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, Financial Security, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, Financial Security or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

     Section 5.05 Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the

Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

     Section 5.06 Optional Purchase of Certificates.

     (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest.

     (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

           (i) the Distribution  Date upon which purchase of the Certificates is
      anticipated   to  be  made  upon   presentation   and  surrender  of  such
      Certificates at the office or agency of the Trustee therein designated,

           (ii)   the purchase price therefor, if known, and

           (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

     (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest with respect thereto and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution.

     (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this
Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.

ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

     Section 6.01 Respective Liabilities of the Company and the Master Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02 Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

     (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

     (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the

Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03 Limitation on Liability of the Company, the Master Servicer and Others.

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

     Section 6.04 Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                   DEFAULT

     Section 7.01 Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

           (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

           (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

           (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

           (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

           (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

     Section 7.02 Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     Section 7.03 Notification to Certificateholders.

     (a) Upon any such  termination  or appointment of a successor to the Master
Servicer,   the  Trustee  shall  give  prompt  written  notice  thereof  to  the
Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     Section 7.04 Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

     Section 8.01 Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

           (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

           (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

           (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     Section 8.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 8.01:

           (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

           (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the  occurrence  of an Event of  Default  hereunder  and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

           (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

     Section 8.04 Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section  8.05  Master   Servicer  to  Pay  Trustee's   Fees  and  Expenses;
Indemnification.

     (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

           (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

           (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

           (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

     Section 8.06 Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07 Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on suc Certificates.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

     Section 8.08 Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09 Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

     Section 8.10 Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11 Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

     Section 8.12 Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 4 Albany Street, 8th Floor, New York, New York 10006 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                 TERMINATION

     Section 9.01 Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

     (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

           (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

           (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
      P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

     (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

           (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

           (ii) the amount of any such final payment, if known, and

           (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

      If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

     (c) In the case of the Class A, Class M, Class B and Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate
Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a) and any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Insured Reserve Fund or a Guaranteed Distribution, and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

     (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

     Section 9.02 Additional Termination Requirements.

     (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund, as the case may be, to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

           (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund, under Section 860F of the Code and regulations thereunder;

           (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

           (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

ARTICLE X

                               REMIC PROVISIONS

     Section 10.01 REMIC Administration.

     (a) The REMIC Administrator shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, each of the Class A Certificates (other than the Class A-4 Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates and the Uncertificated REMIC Regular Interests.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. Residential Funding as tax matters person, shall (i) act on behalf of the REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as a REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

     (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of

Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

     (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the

REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether uch action could cause an Adverse REMIC Event to occur with respect to the REMIC, and the Trustee shall not take any such action or cause the REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this
Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

     (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Class A-4 Certificates, which have no Certificate Principal Balance) representing a regular interest in the REMIC would be reduced to zero is August 25, 2028, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The latest possible Maturity Date for each Uncertificated REMIC Regular Interest is August 25, 2028, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

     (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the REMIC.

     (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the REMIC against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section   10.02   Master   Servicer,   REMIC   Administrator   and  Trustee
Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

     (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

     (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

CERTAIN MATTERS
                         REGARDING FINANCIAL SECURITY

     Section 11.01 Rights of Financial Security To Exercise Rights of Insured Certificateholders.

      By accepting its Certificate, each Insured Certificateholder agrees that unless a Financial Security Default exists, Financial Security shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

     Section 11.02 Claims Upon the FSA Policy; FSA Policy Payments Account.

     (a) If, on the Business Day next succeeding the Determination Date, the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to the Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Insured Reserve Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to the Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section
5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the FSA Policy and stating the amount to be drawn and stating the Guaranteed Distribution Amount for each Class of Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the FSA Policy, to Financial Security and the Fiscal Agent (as defined in the FSA Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by Financial Security pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify Financial Security and withdraw the notice or reduce the amount claimed, as appropriate.

     (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of the Insured Certificates and Financial Security referred to herein as the "FSA Policy Payments Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the FSA Policy in the FSA Policy Payments Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the FSA Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the FSA Policy Payments Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section 4.03. Funds held in the FSA Policy Payments Account shall not be invested by the Master Servicer.

      On any Distribution Date with respect to which a claim has been made under the FSA Policy, the amount of any funds received by the Trustee as a result of any claim under the FSA Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the FSA Policy Payments Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02(a)(i), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the FSA Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to Financial Security, pursuant to the instructions of Financial Security, by the end of such Business Day.

     (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the FSA Policy Payments Account in respect of any Certificate from moneys received under the FSA Policy. Financial Security shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

     Section 11.03 Effect of Payments by Financial Security; Subrogation.

      Anything  herein to the  contrary  notwithstanding,  for  purposes of this
Section 11.03, any payment with respect to principal of or interest on the Insured Certificates which is made with monies received pursuant to the terms of the FSA Policy shall not be considered payment of the Insured Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of Financial Security, the Master Servicer, the Trustee or the Certificate Registrar, to the extent Financial Security makes payments, directly or indirectly, on account of principal of or interest on the Insured Certificates to the Holders of such Certificates, Financial Security will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to Financial Security, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that Financial Security shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

      The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by Financial Security for action to preserve or enforce Financial Security's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

     Section 11.04 Notices and Information to Financial Security.

     (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to Financial Security.

     (b) The Master Servicer shall designate a Person who shall be available to Financial Security to provide reasonable access to information regarding the Mortgage Loans.

     Section 11.05 Trustee to Hold FSA Policy.

      The Trustee will hold the FSA Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the FSA Policy, nor the amounts paid on the FSA Policy will constitute part of the Trust Fund or assets of the REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the FSA Policy. The Trustee shall surrender the Policy to Financial Security for cancellation upon the expiration of the term of the Policy as provided in the Policy following the retirement of the Insured Certificates. To the extent that the FSA Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by Financial Security and (3) for federal income tax purposes, any amounts transferred by the REMIC to Financial Security will be treated as amounts distributed by the REMIC to Financial Security all within the meaning of
Section 1.860G-2(h) of the Treasury regulations.

ARTICLE XII

                           MISCELLANEOUS PROVISIONS

     Section 12.01 Amendment.

     (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

           (i)    to cure any ambiguity,

           (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

           (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

           (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

           (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the REMIC or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

           (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

           (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

           (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

     (f) If this Agreement is amended to provide for Distribution Dates that are less frequent than monthly, the Master Servicer will be obligated to remit amounts on deposit in the Custodial Account that constitute the Available Distribution Amount for the next succeeding Distribution Date within 30 days following receipt thereof, or at such other time or times as are acceptable to the Rating Agencies.



     Section 12.02 Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 12.03 Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 12.04 Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 12.05 Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President or such other address as may hereafter be furnished to the Master Servicer, Financial Security and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company, Financial Security and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, 3 Park Plaza, 16th Floor, Irvine, California 92614, Attention: Residential Funding Corporation
Series 1998-NS2 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of DCR, Duff & Phelps Credit Rating Company, 17 State Street, New York, New York 10004, or such other address as may hereafter be furnished to the Company, Financial Security, the Trustee and the Master Servicer in writing by, DCR; (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, Financial Security and Master Servicer by Standard & Poor's; and (f) in the case of Financial Security, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Re: Residential Funding Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2, (telecopy number (212) 339- 3518 or (212) 339-3529) or such other address as may hereafter be furnished to the Trustee, the Master Servicer and the Company in writing by Financial Security. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to Financial Security refers to a Financial Security Default or a claim under the FSA Policy or with respect to which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head-Financial Guaranty Group at Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022 and shall be marked to indicate "URGENT MATERIAL ENCLOSED". Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 12.06 Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

            (a)   a material change or amendment to this Agreement,

            (b)   the occurrence of an Event of Default,

            (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

            (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
      Section 3.12 or the cancellation or modification of coverage under any such instrument,

            (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

            (f) the  statements  required to be  delivered  pursuant to Sections
3.18 and 3.19,

            (g) a change in the location of the Custodial Account or the Certificate Account,

            (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

            (i)   the occurrence of the Final Distribution Date,

            the repurchase of or substitution for any Mortgage Loan, and any Financial Security Default that has not been cured,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

     Section 12.07 Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this

Agreement or of the Certificates or the rights of the Holders thereof.

     Section 12.08 Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


[Seal]
                                       By:
                               Name: Randy Van Zee
                              Title: Vice President

Attest:
Name: Timothy A. Kruse
Title: Vice President


                         RESIDENTIAL FUNDING CORPORATION


[Seal]
                                       By:
                             Name: Timothy A. Kruse
                                          Title: Director
Attest:
Name: Randy Van Zee
Title: Director


                        BANKERS TRUST COMPANY,as Trustee


[Seal]
                                       By:
                                          Name:
                                          Title:
Attest:
Name:
Title:

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

            On the day of November, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )

            On the day of November, 1998 before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     Notary Public

[Notarial Seal]

STATE OF                )
                        ) ss.:
COUNTY OF               )

      On the day of November, 1998 before me, a notary public in and for said State, personally appeared , known to me to be an Vice President of Bankers
Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                     Notary Public

[Notarial Seal]

                                  EXHIBIT A



                         FORM OF CLASS A CERTIFICATE



            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

            [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 24, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 300% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ____    [___%] Pass-Through Rate [based on a Notional Amount]

Class A-__ Senior                    [Percentage Interest: ___%]
Date of Pooling and Servicing
Agreement and Cut-off Date:

November 1, 1998

                     Aggregate [Initial Certificate Principal Balance] [Notional
                                     Amount] of the Class A-_____ Certificates:
First Distribution Date:
December 28, 1998

Master Servicer:                     [Initial] [Certificate Principal
Residential Funding                  Balance] [Notional Amount] of this
Corporation                          Certificate: $_____________]

Assumed Final                        CUSIP _________-_____
Distribution Date:
August 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE

                               Series 1998-NS2


                  evidencing   a  percentage   interest  in  the   distributions
      allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


            Dated:

                                    BANKERS TRUST COMPANY,
                                     as Trustee

                                         By:
                              Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.


                                    BANKERS TRUST COMPANY,
                                     as Certificate Registrar

                                         By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto__________________________________________________________________________
_____________________________________   (Please  print  or  typewrite  name  and
address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________
--------------------------------------------------------------------------



          Dated:

                                       Signature by or on behalf of assignor






                                                         Signature Guaranteed


                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in
immediately                  available                  funds                 to
_______________________________________________________________________
____________________________________________for       the       account       of
______________________   account   number,   or,  if   mailed   by   check,   to
____________________ Applicable statements should be mailed to______________________________________
------------------------------------------------------------------------------
-----------------.

            This information is provided by ______________________________,  the assignee named above, or ______________________________________________,  as its
agent.

                                  EXHIBIT B



                         FORM OF CLASS M CERTIFICATE



            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE PURCHASE IS BEING MADE IN RELIANCE UPON THE AVAILABILITY OF THE EXEMPTIVE RELIEF AFFORDED UNDER SECTIONS I AND III OF PTCE 95-60, AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").


NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY,

(I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL
APPLY:

            1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR
      (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

            2. IF THIS  CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD
      IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

            ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN THIS SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.




            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE
PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE
DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 24, 1998. ASSUMING THAT THE MORTGAGE LOANS
PREPAY AT 275% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE
THAN $ _________________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL

BALANCE, THE YIELD TO MATURITY IS % AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $ _________________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___                       6.75% Pass-Through Rate

Class M-_______ Subordinate             Aggregate Certificate Principal Balance
                                         of the Class M Certificates:
                                          $---------------

Date of Pooling and Servicing             Initial Certificate Principal
Agreement and Cut-off Date:               Balance of this Certificate:
November 1, 1998
                                          $---------------

First Distribution Date:                  CUSIP: _________-_____
December 28, 1998

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:

August 25, 2028

                      MORTGAGE PASS-THROUGH CERTIFICATE,

                               Series 1998-NS2


                  evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any

Plan (a "Pan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.


            Notwithstanding the above, neither an opinion of counsel nor a representation letter, each as described in the foregoing paragraph, shall be required if this Certificate is held by a Depository, and the following conditions shall apply:

            1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold this Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company"); and

            2. If any Plan Investor (other than a Complying  Insurance  Company)
      shall become a Certificate Owner of this Certificate, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

            Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.




            THIS CERTIFICATE IS ONE OF A DULY AUTHORIZED ISSUE OF CERTIFICATES ISSUED IN SEVERAL CLASSES DESIGNATED AS MORTGAGE PASS-THROUGH CERTIFICATES OF THE SERIES SPECIFIED HEREON (HEREIN COLLECTIVELY CALLED THE "CERTIFICATES").

            THE CERTIFICATES ARE LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS AND RECOVERIES RESPECTING THE MORTGAGE LOANS, ALL AS MORE SPECIFICALLY SET FORTH HEREIN AND IN THE AGREEMENT. IN THE EVENT MASTER SERVICER FUNDS ARE ADVANCED WITH RESPECT TO ANY MORTGAGE LOAN, SUCH ADVANCE IS REIMBURSABLE TO THE MASTER SERVICER, TO THE EXTENT PROVIDED IN THE AGREEMENT, FROM RELATED RECOVERIES ON SUCH MORTGAGE LOAN OR FROM OTHER CASH THAT WOULD HAVE BEEN DISTRIBUTABLE TO CERTIFICATEHOLDERS.

            AS PROVIDED IN THE AGREEMENT, WITHDRAWALS FROM THE CUSTODIAL ACCOUNT AND/OR THE CERTIFICATE ACCOUNT CREATED FOR THE BENEFIT OF CERTIFICATEHOLDERS MAY BE MADE BY THE MASTER SERVICER FROM TIME TO TIME FOR PURPOSES OTHER THAN DISTRIBUTIONS TO CERTIFICATEHOLDERS, SUCH PURPOSES INCLUDING WITHOUT LIMITATION REIMBURSEMENT TO THE COMPANY AND THE MASTER SERVICER OF ADVANCES MADE, OR CERTAIN EXPENSES INCURRED, BY EITHER OF THEM.

            THE AGREEMENT PERMITS, WITH CERTAIN EXCEPTIONS THEREIN PROVIDED, THE AMENDMENT OF THE AGREEMENT AND THE MODIFICATION OF THE RIGHTS AND OBLIGATIONS OF THE COMPANY, THE MASTER SERVICER AND THE TRUSTEE AND THE RIGHTS OF THE CERTIFICATEHOLDERS UNDER THE AGREEMENT AT ANY TIME BY THE COMPANY, THE MASTER SERVICER AND THE TRUSTEE WITH THE CONSENT OF THE HOLDERS OF CERTIFICATES EVIDENCING IN THE AGGREGATE NOT LESS THAN 66% OF THE PERCENTAGE INTERESTS OF EACH CLASS OF CERTIFICATES AFFECTED THEREBY. ANY SUCH CONSENT BY THE HOLDER OF THIS CERTIFICATE SHALL BE CONCLUSIVE AND BINDING ON SUCH HOLDER AND UPON ALL FUTURE HOLDERS OF THIS CERTIFICATE AND OF ANY CERTIFICATE ISSUED UPON THE TRANSFER HEREOF OR IN EXCHANGE HEREFOR OR IN LIEU HEREOF WHETHER OR NOT NOTATION OF SUCH CONSENT IS MADE UPON THE CERTIFICATE. THE AGREEMENT ALSO PERMITS THE AMENDMENT THEREOF IN CERTAIN CIRCUMSTANCES WITHOUT THE CONSENT OF THE HOLDERS OF ANY OF THE CERTIFICATES AND, IN CERTAIN ADDITIONAL CIRCUMSTANCES, WITHOUT THE CONSENT OF THE HOLDERS OF CERTAIN CLASSES OF CERTIFICATES.

            AS PROVIDED IN THE AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, THE TRANSFER OF THIS CERTIFICATE IS REGISTRABLE IN THE CERTIFICATE REGISTER UPON SURRENDER OF THIS CERTIFICATE FOR REGISTRATION OF TRANSFER AT THE OFFICES OR AGENCIES APPOINTED BY THE TRUSTEE IN THE CITY AND STATE OF NEW YORK, DULY ENDORSED BY, OR ACCOMPANIED BY AN ASSIGNMENT IN THE FORM BELOW OR OTHER WRITTEN INSTRUMENT OF TRANSFER IN FORM SATISFACTORY TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR DULY EXECUTED BY THE HOLDER HEREOF OR SUCH HOLDER'S ATTORNEY DULY AUTHORIZED IN WRITING, AND THEREUPON ONE OR MORE NEW CERTIFICATES OF AUTHORIZED DENOMINATIONS EVIDENCING THE SAME CLASS AND AGGREGATE PERCENTAGE INTEREST WILL BE ISSUED TO THE DESIGNATED TRANSFEREE OR TRANSFEREES.

            THE CERTIFICATES ARE ISSUABLE ONLY AS REGISTERED CERTIFICATES WITHOUT COUPONS IN CLASSES AND IN DENOMINATIONS SPECIFIED IN THE AGREEMENT. AS PROVIDED IN THE AGREEMENT AND SUBJECT TO CERTAIN LIMITATIONS THEREIN SET FORTH, CERTIFICATES ARE EXCHANGEABLE FOR NEW CERTIFICATES OF AUTHORIZED DENOMINATIONS EVIDENCING THE SAME CLASS AND AGGREGATE PERCENTAGE INTEREST, AS REQUESTED BY THE HOLDER SURRENDERING THE SAME.

            NO SERVICE CHARGE WILL BE MADE FOR ANY SUCH REGISTRATION OF TRANSFER OR EXCHANGE, BUT THE TRUSTEE MAY REQUIRE PAYMENT OF A SUM SUFFICIENT TO COVER ANY TAX OR OTHER GOVERNMENTAL CHARGE PAYABLE IN CONNECTION THEREWITH.

            THE COMPANY, THE MASTER SERVICER, THE TRUSTEE AND THE CERTIFICATE REGISTRAR AND ANY AGENT OF THE COMPANY, THE MASTER SERVICER, THE TRUSTEE OR THE CERTIFICATE REGISTRAR MAY TREAT THE PERSON IN WHOSE NAME THIS CERTIFICATE IS REGISTERED AS THE OWNER HEREOF FOR ALL PURPOSES, AND NEITHER THE COMPANY, THE MASTER SERVICER, THE TRUSTEE NOR ANY SUCH AGENT SHALL BE AFFECTED BY NOTICE TO THE CONTRARY.

            THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            THE OBLIGATIONS CREATED BY THE AGREEMENT IN RESPECT OF THE CERTIFICATES AND THE TRUST FUND CREATED THEREBY SHALL TERMINATE UPON THE PAYMENT TO CERTIFICATEHOLDERS OF ALL AMOUNTS HELD BY OR ON BEHALF OF THE TRUSTEE AND REQUIRED TO BE PAID TO THEM PURSUANT TO THE AGREEMENT FOLLOWING THE EARLIER OF
(I) THE MATURITY OR OTHER LIQUIDATION OF THE LAST MORTGAGE LOAN SUBJECT THERETO OR THE DISPOSITION OF ALL PROPERTY ACQUIRED UPON FORECLOSURE OR DEED IN LIEU OF FORECLOSURE OF ANY MORTGAGE LOAN AND (II) THE PURCHASE BY THE MASTER SERVICER OR THE COMPANY FROM THE TRUST FUND OF ALL REMAINING MORTGAGE LOANS AND ALL PROPERTY ACQUIRED IN RESPECT OF SUCH MORTGAGE LOANS, THEREBY EFFECTING EARLY RETIREMENT OF THE CERTIFICATES. THE AGREEMENT PERMITS, BUT DOES NOT REQUIRE, THE MASTER SERVICER OR THE COMPANY TO (I) PURCHASE AT A PRICE DETERMINED AS PROVIDED IN THE AGREEMENT ALL REMAINING MORTGAGE LOANS AND ALL PROPERTY ACQUIRED IN RESPECT OF ANY MORTGAGE LOAN OR (II) PURCHASE IN WHOLE, BUT NOT IN PART, ALL OF THE CERTIFICATES FROM THE HOLDERS THEREOF; PROVIDED, THAT ANY SUCH OPTION MAY ONLY BE EXERCISED IF THE POOL STATED PRINCIPAL BALANCE OF THE MORTGAGE LOANS AS OF THE DISTRIBUTION DATE UPON WHICH THE PROCEEDS OF ANY SUCH PURCHASE ARE DISTRIBUTED IS LESS THAN TEN PERCENT OF THE CUT-OFF DATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS.

            UNLESS THE CERTIFICATE OF AUTHENTICATION HEREON HAS BEEN EXECUTED BY THE CERTIFICATE REGISTRAR, BY MANUAL SIGNATURE, THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY BENEFIT UNDER THE AGREEMENT OR BE VALID FOR ANY PURPOSE.

            IN WITNESS WHEREOF, THE TRUSTEE HAS CAUSED THIS CERTIFICATE TO BE DULY EXECUTED.


            DATED:

                                    BANKERS TRUST COMPANY,
                                    AS TRUSTEE

                                         BY:
                              AUTHORIZED SIGNATORY

                        CERTIFICATE OF AUTHENTICATION

            THIS IS ONE OF THE CLASS M-__ CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED AGREEMENT.


                                    BANKERS TRUST COMPANY,
                                     AS CERTIFICATE REGISTRAR

                                         BY:
                              AUTHORIZED SIGNATORY

                                  ASSIGNMENT


            FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELL(S), ASSIGN(S) AND TRANSFER(S)
UNTO__________________________________________________________________________
______________________________________  (PLEASE  PRINT  OR  TYPEWRITE  NAME  AND
ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) A PERCENTAGE INTEREST EVIDENCED BY THE WITHIN MORTGAGE PASS-THROUGH CERTIFICATE AND HEREBY AUTHORIZES THE TRANSFER OF REGISTRATION OF SUCH INTEREST TO ASSIGNEE ON THE CERTIFICATE REGISTER OF THE TRUST FUND.


            I (WE) FURTHER DIRECT THE CERTIFICATE REGISTRAR TO ISSUE A NEW CERTIFICATE OF A LIKE DENOMINATION AND CLASS, TO THE ABOVE NAMED ASSIGNEE AND
DELIVER         SUCH         CERTIFICATE         TO        THE         FOLLOWING
ADDRESS:_______________________________________________________________________
-----------------------------------------------------------------------------




            DATED:



                                         SIGNATURE BY OR ON BEHALF OF ASSIGNOR




                                                          SIGNATURE GUARANTEED




                          DISTRIBUTION INSTRUCTIONS

            THE  ASSIGNEE   SHOULD   INCLUDE  THE   FOLLOWING  FOR  PURPOSES  OF
DISTRIBUTION:


            DISTRIBUTIONS  SHALL BE MADE,  BY WIRE  TRANSFER  OR  OTHERWISE,  IN
IMMEDIATELY                  AVAILABLE                  FUNDS                 TO
_________________________________________________________________FOR THE ACCOUNT
OF   ________________________________________________________   ACCOUNT   NUMBER
_______________________        OR,        IF        MAILED       BY       CHECK,
TO________________________________  ____________  STATEMENTS SHOULD BE MAILED TO
_____________________________________
--------------------------------------------------------------------------


            THIS               INFORMATION              IS              PROVIDED
BY__________________________________________
________________________________________________,  THE ASSIGNEE NAMED ABOVE,  OR
___________________________________________, AS ITS AGENT.

                                  EXHIBIT C



                         FORM OF CLASS B CERTIFICATE



            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

            NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(E) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS NOVEMBER 24, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 300% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __                           6.75% Pass-Through Rate

Class B-__ Subordinate                       Aggregate Certificate
                                Principal Balance
                                of the Class B-__
                               Certificates as of
                                             $---------------





Date of Pooling and Servicing Agreement and  Initial Certificate Principal
Cut-off Date:                                Balance of this Certificate:
November 1, 1998                             $_______________

First Distribution Date:
December 28, 1998

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:

                      MORTGAGE PASS-THROUGH CERTIFICATE,

                               Series 1998-NS2

                  evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__

Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


            Dated:

                             BANKERS TRUST COMPANY,
                                           as Trustee

                                         By:
                              Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION


            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.


                             BANKERS TRUST COMPANY,
                            as Certificate Registrar

                                          By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto__________________________________________________________________________
__________________________________(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________
---------------------------------------------------------------------



            Dated:



                                        Signature by or on behalf of assignor





                                                      Signature Guaranteed



                          DISTRIBUTION INSTRUCTIONS


            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions  shall be made,  by wire  transfer  or  otherwise,  in
immediately                  available                  funds                 to
_______________________________________________________________________
______________________________________________________________  the  account  of
____________________________________________number  ____________________________
or,  if mailed  by  check,  to______________________________________  statements
should                                 be                                 mailed
to________________________________________________________________________
-------------------------------------------------------------------------------.

            This information is provided by _______________________________, the
assignee                    named                   above,                    or
_______________________________________________________, as its agent.

                                  EXHIBIT D



                         FORM OF CLASS R CERTIFICATE



            THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NONUNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR
SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

            ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITES ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE,  (E) AN ELECTING  LARGE  PARTNERSHIP  UNDER
SECTION 775(a) OF THE CODE (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES
(A), (B), (C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (F) AN AGENT OF A

DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___                            6.25% Pass-Through Rate

Class R Senior Certificate                     Aggregate Initial
                                               Principal  Balance of the class R
                                               Certificates:
                                                 $100.00

Date of Pooling and Servicing                  Initial Certificate Principal
Agreement and Cut-off Date:                    Balance of this Certificate:
November 1, 1998                               $____________

First Distribution Date:                       Percentage Interest:
December 28, 1998                              ____________%

Master Servicer:                               CUSIP  ____________ - ___________
Residential Funding Corporation

Assumed Final Distribution Date:
August 25, 2028

                      MORTGAGE PASS-THROUGH CERTIFICATE,

                               Series 1998-NS2


                  evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc.

(hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and Bankers Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate

Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


            Dated:

                              BANKERS TRUST COMPANY
                                           as Trustee

                                          By:
                              Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                             BANKERS TRUST COMPANY,
                            as Certificate Registrar

                                          By:
                              Authorized Signatory

                                  ASSIGNMENT


            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto____________________________________________________________________Please
print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and
deliver         such         Certificate         to        the         following
address:_______________________________________________________________________
-----------------------------------------------------------------------------




            Dated:



                                         Signature by or on behalf of assignor






                                                      Signature Guaranteed




                          DISTRIBUTION INSTRUCTIONS


            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available                                funds                                to
_____________________________________________________________________        the
account
of_______________________________________________________________________ number
_____________________,        or,        if        mailed        by       check,
to______________________________________   statements   should   be   mailed  to
------------------------------------------------------.

            This  information  is provided by  ________________________________,
the              assignee              named              above,              or
____________________________________________________, as its agent.

                                  EXHIBIT E


                             CUSTODIAL AGREEMENT


            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of November 1, 1998, by and among BANKERS TRUST COMPANY, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of November 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998- NS2 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I
                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.


                                  ARTICLE II
                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Maser Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From  time  to  time  as  is   appropriate   for  the  servicing  or
foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage

Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III
                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning

Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV
                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                      BANKERS TRUST COMPANY,
                                    as Trustee
3 Park Plaza
Irvine, California  92714
Attn:  Residential Funding Mortgage
      Securities I, Inc. Series 1998-NS2
                                    By:
                                    Name:
                                    Title:



Address:                      RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

                                    By:
                                    Name: Randy Van Zee
                                    Title: Vice President

Address:                      RESIDENTIAL FUNDING CORPORATION,      as
            Master Servicer
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

                                    By:
                                    Name: Timothy A. Kruse
                                    Title: Director

Address:                      NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479
                                    By:

                                    Name:
                                    Title:

STATE OF           )
                        ) ss.:
COUNTY OF             )


            On the 24th day of November, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a _____________ of Bankers Trust Company, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                  Notary Public


[Notarial Seal]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the 24th day of November, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a _____________ of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                  Notary Public


[Notarial Seal]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the 24th day of November, 1998, before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA  )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the 24th day of November, 1998, before me, a notary public in and for said State, personally appeared Timothy A. Kruse, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                  Notary Public
[Notarial Seal]

                                  EXHIBIT ONE

                    FORM OF CUSTODIAN INITIAL CERTIFICATION



                               November 24, 1998



Bankers Trust Company
3 Park Plaza
Irvine, CA  92614

Attention:  Residential Funding Mortgage Securities I, Inc. Series 1998-NS2

Re: Custodial Agreement dated as of November 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Pass-Through Certificates, Series 1998-NS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION



                                          By:
                                          Name:

                                          Title:
                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                                    [date]



Bankers Trust Company
3 Park Plaza
Irvine, CA  92614

Attention:  Residential Funding Mortgage Securities I, Inc. Series 1998-NS2

Re: Custodial Agreement dated as of November 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Pass-Through Certificates, Series 1998-NS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION

                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    [date]



Bankers Trust Company
3 Park Plaza
Irvine, CA  92614

Attention:  Residential Funding Mortgage Securities I, Inc. Series 1998-NS2

     Re: Custodial Agreement dated as of November 1, 1998, by and among Bankers Trust Company, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Pass-Through Certificates, Series 1998-NS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

            (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

            (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

            (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

            (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

            (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

            (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

            (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

            (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                             NORWEST BANK MINNESOTA,
                              NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT F

                            MORTGAGE LOAN SCHEDULE


1

  RUN ON     : 11/24/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.20.28          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-NS                                CUTOFF : 11/01/98
  POOL       : 0004341
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1237268          147/405             F          269,950.00         BB
                                         360        256,058.19          1
    688 NORTH RIMSDALE AVENUE 5       10.875          2,545.34         90
                                      10.163          2,545.34      299,950.00
    COVINA           CA   91722          1            03/08/91         04
    5770251876                           03           05/01/91         17
    109353                               O            04/01/21
    0


    1273631          988/988             F          298,800.00         BB
                                         360        280,163.69          1
    20985 FLATBOAT COURT               9.875          2,594.63         81
                                       9.625          2,594.63      373,000.00
    STERLING         VA   22170          1            06/06/91         00
    0974170                              03           08/01/91          0
    0974170                              O            07/01/21
    0


    1274292          988/988             F          252,000.00         ZZ
                                         360        234,558.34          1
    44233   BRISTOW CIR                8.500          1,937.67         80
                                       8.250          1,937.67      315,000.00
    ASHBURN          VA   22011          1            10/28/91         00
    1042969                              03           12/01/91          0
    1042969                              O            11/01/21
    0


    1351599          575/755             F          330,900.00         ZZ
                                         180        248,594.28          1
    11305 RIDERMARK ROW                6.875          2,951.15         80
                                       6.625          2,951.15      413,669.00
    COLUMBIA         MD   21044          1            08/31/93         00
    1427686                              05           10/01/93          0
1


    857374                               O            09/01/08
    0


    1353371          367/367             F          287,500.00         ZZ
                                         180        220,773.43          1
    11100 FAWSETT ROAD                 6.875          2,564.08         43
                                       6.625          2,564.08      670,000.00
    POTOMAC          MD   20854          2            09/23/93         00
    7596041                              05           11/01/93          0
    7596041                              O            10/01/08
    0


    1354377          531/375             F          251,250.00         ZZ
                                         180        193,083.03          1
    14316 SE 29TH CIRCLE               7.125          2,275.90         75
                                       6.875          2,275.90      335,000.00
    VANCOUVER        WA   98684          5            09/08/93         00
    251289                               05           11/01/93          0
    31773909                             O            10/01/08
    0


    1356402          076/076             F          240,000.00         ZZ
                                         180        185,134.66          1
    12 PELHAM LANE                     7.125          2,174.00         48
                                       6.875          2,174.00      500,000.00
    RIDGEFIELD       CT   06877          2            09/02/93         00
    3348502                              05           11/01/93          0
    3348502                              O            10/01/08
    0


    1668513          144/144             F          352,000.00         ZZ
                                         360        331,764.41          1
    COR. SOTNEWALL LANE & MARBOURN     8.000          2,582.85         59
    DRIVE                              7.750          2,582.85      600,000.00
    T/MAMARONECK     NY   10543          2            02/03/93         00
    160475459                            05           04/01/93          0
    160475459                            O            03/01/23
    0


    1668514          144/144             F          375,000.00         ZZ
                                         360        355,147.18          1
    9 SPRUCE HILL COURT                7.125          2,526.44         62
                                       6.875          2,526.44      605,000.00
    MT PLEASANT      NY   10570          2            02/03/94         00
    160497974                            05           04/01/94          0
    160497974                            O            03/01/24
    0


1


    1668515          144/144             F          500,000.00         ZZ
                                         360        477,624.45          1
    36 AUTUMN RIDGE ROAD               7.375          3,453.38         67
                                       7.125          3,453.38      750,000.00
    POUND RIDGE      NY   10576          5            10/05/94         00
    160532168                            05           12/01/94          0
    160532168                            O            11/01/24
    0


    1668516          144/144             F          315,000.00         ZZ
                                         360        297,619.26          1
    3 CYPRESS POINT DRIVE              7.125          2,122.21         65
                                       6.875          2,122.21      485,000.00
    HARRISON         NY   10577          2            12/02/93         00
    160532580                            05           02/01/94          0
    160532580                            O            01/01/24
    0


    1668517          144/144             F          296,000.00         ZZ
                                         360        257,203.33          1
    180 TWEED BLVD                     7.250          2,019.24         80
                                       7.000          2,019.24      373,000.00
    NYACK            NY   10976          2            12/22/93         00
    160538652                            05           02/01/94          0
    160538652                            O            01/01/24
    0


    1668518          144/144             F          335,000.00         ZZ
                                         360        317,534.11          1
    4595 GREENBRIAR RD                 7.375          2,313.76         66
                                       7.125          2,313.76      515,000.00
    WILLIAMSVILLE    NY   14221          5            01/04/94         00
    160543355                            05           03/01/94          0
    160543355                            O            02/01/24
    0


    1668519          144/144             F          371,044.00         ZZ
                                         360        351,400.55          1
    44 HOWELL AVENUE                   7.125          2,499.79         70
                                       6.875          2,499.79      535,000.00
    LARCHMONT        NY   10538          2            02/16/94         00
    160554238                            05           04/01/94          0
    160554238                            O            03/01/24
    0


    1668521          144/144             F          650,000.00         ZZ
                                         360        600,946.71          1
    1 BUCKINGHAM PLACE                 7.125          4,379.17         73
                                       6.875          4,379.17      900,000.00
1


    OLD TAPPAN       NJ   07675          1            02/24/94         00
    160555334                            05           04/01/94          0
    160555334                            O            03/01/24
    0


    1668522          144/144             F          235,000.00         ZZ
                                         360        223,844.02          1
    208 DELANCY AVENUE                 7.625          1,663.32         70
                                       7.375          1,663.32      340,000.00
    MAMARONECK       NY   10543          5            03/21/94         00
    160557892                            05           05/01/94          0
    160557892                            O            04/01/24
    0


    1668523          144/144             F          260,000.00         ZZ
                                         360        246,814.31          1
    129 BERRIAN ROAD                   7.250          1,773.66         72
                                       7.000          1,773.66      365,000.00
    NEW ROCHELLE     NY   10804          1            03/24/94         00
    160558320                            05           05/01/94          0
    160558320                            O            04/01/24
    0


    1668524          144/144             F          458,000.00         ZZ
                                         360        381,558.88          1
    3 PATRIOT FARM COURT               7.375          3,163.29         55
                                       7.125          3,163.29      835,000.00
    ARMONK           NY   10504          2            03/30/94         00
    160559153                            05           05/01/94          0
    160559153                            O            04/01/24
    0


    1668526          144/144             F          229,000.00         ZZ
                                         240        200,935.55          1
    9 MORIAH LANE                      7.125          1,792.66         89
                                       6.875          1,792.66      260,000.00
    SUFFERN          NY   10901          2            03/31/94         04
    160559583                            05           05/01/94          0
    160559583                            O            04/01/14
    0


    1668527          144/144             F          239,840.00         ZZ
                                         360        227,671.48          1
    12 CHAPEL HILL                     7.000          1,595.66         81
                                       6.750          1,595.66      297,135.00
    T/CLAY           NY   13088          1            05/05/94         00
    160563122                            05           07/01/94          0
    160563122                            O            06/01/24
    0
1




    1668529          144/144             F          225,000.00         ZZ
                                         360        214,778.11          1
    115 NASH ROAD                      7.750          1,611.93         75
                                       7.500          1,611.93      300,000.00
    PURDYS           NY   10578          2            04/27/94         00
    160566935                            05           06/01/94          0
    160566935                            O            05/01/24
    0


    1668530          144/144             F          450,000.00         ZZ
                                         360        428,624.38          1
    31 OVERLOOK DRIVE                  7.375          3,108.04         63
                                       7.125          3,108.04      725,000.00
    CHAPPAQUA        NY   10514          1            05/02/94         00
    160567677                            05           07/01/94          0
    160567677                            O            06/01/24
    0


    1668531          144/144             F          250,000.00         ZZ
                                         360        237,590.10          1
    1 COPPER BEACH LANE                7.125          1,684.30         34
                                       6.875          1,684.30      745,000.00
    SCARSDALE        NY   10583          1            05/04/94         00
    160567834                            05           07/01/94          0
    160567834                            O            06/01/24
    0


    1668532          144/144             F          243,000.00         ZZ
                                         360        231,199.80          1
    68 COLUMBIA AVENUE                 7.250          1,657.69         80
                                       7.000          1,657.69      305,000.00
    HARTSDALE        NY   10530          2            05/09/94         00
    160568105                            05           07/01/94          0
    160568105                            O            06/01/24
    0


    1668536          144/144             F          500,000.00         ZZ
                                         360        485,545.73          1
    EAST GATE LANE                     8.000          3,668.82         69
                                       7.750          3,668.82      731,000.00
    SETAUKET         NY   11733          2            08/16/95         00
    160576637                            05           10/01/95          0
    160576637                            O            09/01/25
    0


    1668537          144/144             F          250,000.00         ZZ
                                         360        241,834.55          1
1


    LOT #22 SPRING POND ROAD           7.500          1,748.04         55
                                       7.250          1,748.04      455,000.00
    YORKTOWN         NY   10549          2            07/28/95         00
    160577635                            05           09/01/95          0
    160577635                            O            08/01/25
    0


    1668542          144/144             F          375,000.00         ZZ
                                         360        367,644.42          1
    10 WILDWOOD DRIVE                  8.250          2,817.25         48
                                       8.000          2,817.25      790,000.00
    OYSTER BAY       NY   11791          2            06/12/96         00
    160582619                            03           08/01/96          0
    160582619                            O            07/01/26
    0


    1668543          144/144             F          725,000.00         ZZ
                                         360        691,720.89          1
    600 COLD SPRING HARBOR RD          7.625          5,131.50         75
                                       7.375          5,131.50      967,000.00
    OYSTER BAY       NY   11791          5            02/02/96         00
    160582650                            05           04/01/96          0
    160582650                            O            03/01/26
    0


    1668544          144/144             F          280,000.00         ZZ
                                         360        263,073.52          1
    51 VAN WYCK STREET                 8.375          2,128.20         76
                                       8.125          2,128.20      370,000.00
    CROTON ON HUDSO  NY   10520          2            06/27/96         00
    160584243                            05           08/01/96          0
    160584243                            O            07/01/26
    0


    1668546          144/144             F          590,000.00         ZZ
                                         360        574,376.54          1
    718 FAIRWAY AVENUE                 7.625          4,175.98         67
                                       7.375          4,175.98      890,000.00
    MAMARONECK       NY   10543          2            01/24/96         00
    160590869                            05           03/01/96          0
    160590869                            O            02/01/26
    0


    1668547          144/144             F          302,000.00         ZZ
                                         360        286,907.30          1
    66 CATERSON TERRACE                7.875          2,189.71         80
                                       7.625          2,189.71      380,000.00
    HARTSDALE        NY   10530          2            03/21/96         00
    160592527                            05           05/01/96          0
1


    160592527                            O            04/01/26
    0


    1668548          144/144             F          289,627.00         ZZ
                                         360        282,799.34          1
    150 OLD WELL ROAD                  7.875          2,100.00         69
                                       7.625          2,100.00      420,000.00
    T/HARRISON       NY   10577          2            03/21/96         00
    160592535                            05           05/01/96          0
    160592535                            O            04/01/26
    0


    1668549          144/144             F          281,000.00         ZZ
                                         360        275,271.12          1
    557A HULSETOWN ROAD                8.250          2,111.06         74
                                       8.000          2,111.06      382,000.00
    CAMPBELL HALL    NY   10916          2            05/22/96         00
    160597690                            05           07/01/96          0
    160597690                            O            06/01/26
    0


    1668550          144/144             F          230,000.00         ZZ
                                         360        225,408.90          1
    225 NORTH MANOR ROAD               7.750          1,647.75         70
                                       7.500          1,647.75      330,000.00
    KINGSTON         NY   12401          1            08/26/96         00
    160599472                            05           10/01/96          0
    160599472                            O            09/01/26
    0


    1668771          144/144             F          250,000.00         ZZ
                                         360        231,381.36          1
    NEW YORK STATE ROUTE 118           7.500          1,748.04         72
                                       7.250          1,748.04      350,000.00
    SOMERS           NY   10527          2            04/06/94         00
    160564997                            05           06/01/94          0
    160564997                            O            05/01/24
    0


    1668774          144/144             F          320,000.00         ZZ
                                         360        309,216.22          1
    676 HAVERSTRAW ROAD                8.625          2,488.93         80
                                       8.375          2,488.93      400,000.00
    RAMAPO           NY   10901          1            10/28/94         00
    160577486                            05           12/01/94          0
    160577486                            O            11/01/24
    0


1


    1687853          144/144             F          300,000.00         ZZ
                                         120        131,186.68          1
    19 WOODLAND RD                     7.500          3,561.05         57
                                       7.250          3,561.05      533,000.00
    ROSLYN           NY   11576          2            04/07/92         00
    160429159                            05           06/01/92          0
    160429159                            O            05/01/02
    0


    1687854          144/144             F          481,700.00         ZZ
                                         180        338,391.16          1
    76 DRAKE LANE                      7.500          4,465.42         73
    V/FLOWER HILL                      7.250          4,465.42      665,000.00
    NORTH HEMPSTEAD  NY   11030          2            05/14/92         00
    160436360                            05           07/01/92          0
    160436360                            O            06/01/07
    0


    1687855          144/144             F          800,000.00         ZZ
                                         180        636,863.29          1
    8 GLEN OAK CT                      7.000          7,190.63         59
                                       6.750          7,190.63    1,375,000.00
    EAST HAMPTON     NY   11975          2            03/02/94         00
    160449942                            05           05/01/94          0
    160449942                            O            04/01/09
    0


    1687856          144/144             F          469,000.00         ZZ
                                         180        346,446.47          1
    79 VISCHER FERRY RD                8.000          4,482.01         68
                                       7.750          4,482.01      695,000.00
    CLIFTON PARK     NY   12065          1            11/12/92         00
    160458844                            05           01/01/93          0
    160458844                            O            12/01/07
    0


    1687857          144/144             F          260,000.00         ZZ
                                         180        192,451.23          1
    23 BRISTOL HILL RD                 7.500          2,410.23         80
                                       7.250          2,410.23      325,000.00
    HURLEY           NY   12433          2            01/07/93         00
    160472415                            05           03/01/93          0
    160472415                            O            02/01/08
    0


    1687858          144/144             F          400,000.00         ZZ
                                         180        310,747.12          1
    FAIRWAY DR                         6.875          3,567.42         80
                                       6.625          3,567.42      500,000.00
1


    GOSHEN           NY   10924          5            11/30/93         00
    160473090                            05           01/01/94          0
    160473090                            O            12/01/08
    0


    1687859          144/144             F          273,000.00         ZZ
                                         180        206,093.42          1
    163 FOXWOOD DR                     7.250          2,492.12         70
                                       7.000          2,492.12      391,000.00
    OYSTER BAY       NY   11753          2            05/11/93         00
    160487702                            01           07/01/93          0
    160487702                            O            06/01/08
    0


    1687860          144/144             F          479,000.00         ZZ
                                         180        364,342.54          1
    236 SARLES ST                      7.000          4,305.39         52
                                       6.750          4,305.39      925,000.00
    BEDFORD          NY   10549          1            07/14/93         00
    160501593                            05           09/01/93          0
    160501593                            O            08/01/08
    0


    1687861          144/144             F          350,000.00         ZZ
                                         180        270,340.18          1
    435 COUNTRY WOODS LANE             6.875          3,121.49         67
                                       6.625          3,121.49      525,000.00
    GREECE           NY   14626          5            10/12/93         00
    160516955                            05           12/01/93          0
    160516955                            O            11/01/08
    0


    1687862          144/144             F          424,000.00         ZZ
                                         180        323,033.92          1
    5 MAGNOLIA DR                      6.125          3,606.65         80
                                       5.875          3,606.65      530,000.00
    GREENBURGH       NY   10522          1            10/27/93         00
    160520577                            05           12/01/93          0
    160520577                            O            11/01/08
    0


    1687863          144/144             F          233,000.00         ZZ
                                         180        178,994.80          1
    16 BERKLEY DR                      6.250          1,997.80         53
                                       6.000          1,997.80      440,000.00
    RYE              NY   10573          5            11/18/93         00
    160528166                            05           01/01/94          0
    160528166                            O            12/01/08
    0
1




    1687864          144/144             F          395,000.00         ZZ
                                         180        303,447.88          1
    RFD #4 TEED COURT                  6.250          3,386.82         80
                                       6.000          3,386.82      495,000.00
    SOMMERS          NY   10536          1            11/30/93         00
    160530089                            05           01/01/94          0
    160530089                            O            12/01/08
    0


    1687865          144/144             F          500,000.00         ZZ
                                         180        301,091.00          1
    2521 MAPLE AVE                     6.750          4,424.55         59
                                       6.500          4,424.55      850,000.00
    CORTLANDT        NY   10566          5            12/14/93         00
    160536045                            05           02/01/94          0
    160536045                            O            01/01/09
    0


    1687866          144/144             F          384,000.00         ZZ
                                         180        296,743.49          1
    12 LISA LANE                       6.250          3,292.50         80
                                       6.000          3,292.50      480,000.00
    CLARKSTOWN       NY   10956          2            12/16/93         00
    160536656                            05           02/01/94          0
    160536656                            O            01/01/09
    0


    1687867          144/144             F          400,000.00         ZZ
                                         180        312,524.04          1
    15 KINGSFIELD DRIVE                6.875          3,567.42         56
                                       6.625          3,567.42      725,000.00
    PITTSFORD        NY   14534          5            12/22/93         00
    160543454                            05           02/01/94          0
    160543454                            O            01/01/09
    0


    1687868          144/144             F          359,250.00         ZZ
                                         180        280,463.52          1
    388 GARDEN DR                      6.500          3,129.45         75
                                       6.250          3,129.45      479,000.00
    BATAVIA          NY   14020          5            01/14/94         00
    160546135                            05           03/01/94          0
    160546135                            O            02/01/09
    0


    1687869          144/144             F          296,000.00         ZZ
                                         180        230,582.42          1
1


    140 ROLLING WOOD                   6.375          2,558.18         69
                                       6.125          2,558.18      430,000.00
    AMHERST          NY   14221          2            01/19/94         00
    160546416                            05           03/01/94          0
    160546416                            O            02/01/09
    0


    1687870          144/144             F          243,750.00         ZZ
                                         180        190,704.54          1
    643 MOUNTAIN VIEW DR               6.625          2,140.11         75
                                       6.375          2,140.11      325,000.00
    LEWISTON         NY   14092          5            01/20/94         00
    160546549                            05           03/01/94          0
    160546549                            O            02/01/09
    0


    1687871          144/144             F          387,000.00         ZZ
                                         180        223,965.49          1
    815 OLD SLEEPY HOLLOW RD           6.250          3,318.23         60
                                       6.000          3,318.23      645,000.00
    BRIARCLIFF       NY   10510          5            02/16/94         00
    160554261                            05           04/01/94          0
    160554261                            O            03/01/09
    0


    1687872          144/144             F          600,000.00         ZZ
                                         180        439,194.73          1
    22 RANDOM FARMS RD                 7.125          5,434.99         50
                                       6.875          5,434.99    1,200,000.00
    CHAPPAQUA        NY   10514          5            02/17/94         00
    160554659                            05           04/01/94          0
    160554659                            O            03/01/09
    0


    1687873          144/144             F          650,000.00         ZZ
                                         180        516,416.16          1
    BARKERS POINT RD                   6.875          5,797.05         65
                                       6.625          5,797.05    1,000,000.00
    SANDS POINT      NY   11050          2            03/09/94         00
    160556837                            05           05/01/94          0
    160556837                            O            04/01/09
    0


    1687874          144/144             F          511,000.00         ZZ
                                         180        401,787.12          1
    40 NORTH WAY                       6.250          4,381.43         62
                                       6.000          4,381.43      825,000.00
    NEW CASTLE       NY   10514          2            03/23/94         00
    160558148                            05           05/01/94          0
1


    160558148                            O            04/01/09
    0


    1687875          144/144             F          300,000.00         ZZ
                                         180        243,738.62          1
    5432 ROYALTON CENTER RD            7.625          2,802.39         75
                                       7.375          2,802.39      400,000.00
    ROYALTON         NY   14105          5            05/19/94         00
    160564286                            05           07/01/94          0
    160564286                            O            06/01/09
    0


    1687876          144/144             F          497,021.00         ZZ
                                         180        397,034.52          1
    70 PLEASANT RIDGE ROAD             6.875          4,432.70         57
                                       6.625          4,432.70      876,000.00
    HARRISON         NY   10528          2            04/11/94         00
    160565531                            05           06/01/94          0
    160565531                            O            05/01/09
    0


    1687877          144/144             F          279,726.00         ZZ
                                         180        225,100.28          1
    6 GOLDEN POND RD                   7.000          2,514.26         74
                                       6.750          2,514.26      380,000.00
    NEWTON           CT   06470          2            05/09/94         00
    160568071                            05           07/01/94          0
    160568071                            O            06/01/09
    0


    1687878          144/144             F          525,000.00         ZZ
                                         180        453,335.70          1
    494 STRAWTOWN RD                   7.125          4,755.61         57
                                       6.875          4,755.61      935,000.00
    CLARKSTOWN       NY   10954          4            07/19/95         00
    160569038                            05           09/01/95          0
    160569038                            O            08/01/10
    0


    1687879          144/144             F          375,000.00         ZZ
                                         180        334,503.26          1
    863 RAMSENS LANE                   6.375          3,240.94         43
                                       6.125          3,240.94      875,000.00
    OYSTER BAY       NY   11771          4            04/12/96         00
    160582486                            05           06/01/96          0
    160582486                            O            05/01/11
    0


1


    1687880          144/144             F          750,000.00         ZZ
                                         180        643,955.71          1
    231 MCLAIN STREET                  6.625          6,584.95         69
                                       6.375          6,584.95    1,100,000.00
    BEDFORD          NY   10549          1            07/26/95         00
    160584193                            05           09/01/95          0
    160584193                            O            08/01/10
    0


    1687881          144/144             F          360,000.00         ZZ
                                         180        275,429.95          1
    LOT 30 PHEASANT CLOSE WEST         6.750          3,185.67         48
                                       6.500          3,185.67      750,000.00
    SOUTHAMPTON      NY   11968          2            03/25/96         00
    160586404                            05           05/01/96          0
    160586404                            O            04/01/11
    0


    1687882          144/144             F          337,500.00         ZZ
                                         180        293,541.05          1
    LOT 2 SANDS COURT                  7.375          3,104.74         68
                                       7.125          3,104.74      500,000.00
    NORTH HEMPSTEAD  NY   11023          1            08/17/95         00
    160586750                            05           10/01/95          0
    160586750                            O            09/01/10
    0


    1687883          144/144             F          222,000.00         ZZ
                                         180        191,723.34          1
    24 MILFORD STREET                  6.750          1,964.50         72
                                       6.500          1,964.50      310,000.00
    MOUNT PLEASANT   NY   10532          5            08/30/95         00
    160587071                            05           10/01/95          0
    160587071                            O            09/01/10
    0


    1687884          144/144             F          718,400.00         ZZ
                                         180        623,426.26          1
    665 TITICUS RD                     6.750          6,357.19         80
                                       6.500          6,357.19      898,000.00
    NORTH SALEM      NY   10560          1            09/20/95         00
    160587790                            05           11/01/95          0
    160587790                            O            10/01/10
    0


    1687885          144/144             F          475,000.00         ZZ
                                         180        416,759.29          1
    2 BIRCHWOOD DR                     7.375          4,369.64         66
                                       7.125          4,369.64      730,000.00
1


    GREENWICH        CT   06831          5            10/24/95         00
    160588608                            05           12/01/95          0
    160588608                            O            11/01/10
    0


    1687886          144/144             F          250,000.00         T
                                         180        229,638.33          1
    BULL PATH & NORTHWEST ROAD         7.500          2,317.53         69
                                       7.250          2,317.53      367,000.00
    EAST HAMPTON     NY   11937          5            09/06/96         00
    160590737                            05           11/01/96          0
    160590737                            O            10/01/11
    0


    1687887          144/144             F          400,000.00         ZZ
                                         180        356,072.57          1
    25 CHESTNUT HILL LANE              7.125          3,623.32         59
                                       6.875          3,623.32      685,000.00
    OSSINING         NY   10510          5            02/14/96         00
    160591354                            05           04/01/96          0
    160591354                            O            03/01/11
    0


    1687888          144/144             F          500,000.00         ZZ
                                         180        446,567.98          1
    6 STONY HOLLOW ROAD                7.000          4,494.14         69
                                       6.750          4,494.14      735,000.00
    CHAPPAQUA        NY   10514          2            03/06/96         00
    160591941                            05           05/01/96          0
    160591941                            O            04/01/11
    0


    1687889          144/144             F          351,343.00         ZZ
                                         180        320,092.15          1
    11 SO COUNTRY ESTATES              7.500          3,256.99         79
                                       7.250          3,256.99      450,000.00
    SOUTHAMPTON      NY   11977          4            09/20/96         00
    160592006                            05           11/01/96          0
    160592006                            O            10/01/11
    0


    1687890          144/144             F          500,000.00         ZZ
                                         120        401,635.20          1
    19 STONY HOLLOW ROAD               6.875          5,773.26         63
                                       6.625          5,773.26      800,000.00
    T/NEW CASTLE     NY   10514          5            03/13/96         00
    160592154                            05           05/01/96          0
    160592154                            O            04/01/06
    0
1




    1687891          144/144             F          500,000.00         ZZ
                                         180        427,423.76          1
    59 SAW MILL ROAD                   6.875          4,459.27         50
                                       6.625          4,459.27    1,000,000.00
    HUNTINGTON       NY   11724          5            04/03/96         00
    160593012                            05           06/01/96          0
    160593012                            O            05/01/11
    0


    1687892          144/144             F          442,500.00         ZZ
                                         180        396,448.07          1
    15 EASTON AVE                      6.875          3,946.46         75
                                       6.625          3,946.46      590,000.00
    WHITE PLAINS     NY   10605          5            04/29/96         00
    160594069                            05           06/01/96          0
    160594069                            O            05/01/11
    0


    1687893          144/144             F          232,125.00         ZZ
                                         180        209,057.85          1
    101 WICCOPEE RD                    7.000          2,086.41         75
                                       6.750          2,086.41      309,500.00
    PUTNAM VALLEY    NY   10579          2            05/03/96         00
    160594424                            05           07/01/96          0
    160594424                            O            06/01/11
    0


    1687894          144/144             F          400,000.00         ZZ
                                         120        316,296.00          1
    437 BEDFORD RD                     7.625          4,774.21         73
                                       7.375          4,774.21      550,000.00
    T/NORTH CASTLE   NY   10504          1            05/15/96         00
    160594671                            05           07/01/96          0
    160594671                            O            06/01/06
    0


    1687895          144/144             F          360,000.00         ZZ
                                         180        326,197.93          1
    11 WISNER TERRACE                  7.750          3,388.59         90
                                       7.500          3,388.59      400,000.00
    GOSHEN           NY   10924          1            05/28/96         11
    160597765                            05           07/01/96         25
    160597765                            O            06/01/11
    0


    1687896          144/144             F          336,000.00         ZZ
                                         180        303,574.47          1
1


    10 CLOUD ST                        7.500          3,114.76         80
                                       7.250          3,114.76      420,000.00
    NEWBURGH         NY   12550          1            06/26/96         00
    160598185                            05           08/01/96          0
    160598185                            O            07/01/11
    0


    1808875          593/593             F           53,900.00         ZZ
                                         180         33,683.12          1
    7230 W CHINDEN BLVD               10.000            579.22         70
                                       9.750            579.22       77,500.00
    MERIDIAN         ID   83642          2            06/22/90         00
    5124573                              05           08/01/90          0
    5124573                              O            07/01/05
    0


    1808876          593/593             F          241,500.00         ZZ
                                         180        165,578.41          1
    6585  PLANTATION DRIVE             8.000          2,307.90         74
                                       7.750          2,307.90      330,000.00
    BOISE            ID   83703          1            11/25/92         00
    5127444                              03           01/01/93          0
    5127444                              O            12/01/07
    0


    1808878          593/593             F           38,600.00         ZZ
                                         180         13,352.32          1
    1991 N STONEVIEW PL               11.000            438.73         20
                                      10.750            438.73      194,000.00
    BOISE            ID   83702          1            08/12/93         00
    5133079                              05           10/01/93          0
    5133079                              O            09/01/08
    0


    1808879          593/593             F          141,300.00         ZZ
                                         180         91,934.48          1
    325 RUTH LN                        6.250          1,211.54         80
                                       6.000          1,211.54      178,000.00
    NAMPA            ID   83686          2            11/24/93         00
    5139142                              05           01/01/94          0
    5139142                              O            12/01/08
    0


    1808880          593/593             F           29,500.00         ZZ
                                         180         23,147.21          1
    1603 E LINCOLN AVE                 7.125            267.23         53
                                       6.875            267.23       56,000.00
    NAMPA            ID   83651          2            12/23/93         00
    5139233                              05           02/01/94          0
1


    5139233                              O            01/01/09
    0


    1808881          593/593             F           16,500.00         ZZ
                                         120          9,967.26          1
    611 E SHERMAN AVE                  7.125            192.65         55
                                       6.875            192.65       30,500.00
    NAMPA            ID   83651          2            12/23/93         00
    5139266                              05           02/01/94          0
    5139266                              O            01/01/04
    0


    1808882          593/593             F           60,000.00         ZZ
                                         180         35,059.73          1
    32  THE RANCH AT SUN VALLEY       10.250            653.98         80
    CONDOMINIUMS                      10.000            653.98       75,000.00
    SUN VALLEY       ID   83354          1            10/16/89         00
    5148937                              06           12/01/89          0
    5148937                              O            11/01/04
    0


    1808883          593/593             F          258,750.00         T
                                         180        152,004.63          1
    4517  ELKHORN ROAD                 8.125          2,491.46         74
                                       7.875          2,491.46      350,000.00
    SUN VALLEY       ID   83354          1            11/10/92         00
    5149976                              06           01/01/93          0
    5149976                              O            12/01/07
    0


    1808884          593/593             F          675,000.00         ZZ
                                         180        531,487.99          1
    13306  HWY 75                      7.000          6,067.10         33
                                       6.750          6,067.10    2,100,000.00
    BLAINE COUNTY    ID   83340          2            01/13/94         00
    5150602                              05           03/01/94          0
    5150602                              O            02/01/09
    0


    1808885          593/593             F           32,000.00         ZZ
                                         180         15,506.31          1
    590  & 590 1/2 WEST MAPLE         10.000            343.87         75
                                       9.750            343.87       43,000.00
    POCATELLO        ID   83201          1            10/20/88         00
    5155684                              05           12/01/88          0
    5155684                              O            11/01/03
    0


1


    1808886          593/593             F           45,000.00         ZZ
                                         180         27,653.72          1
    3502  CROMWELL LANE               10.000            483.58         35
                                       9.750            483.57      129,000.00
    BLACKFOOT        ID   83221          1            04/12/90         00
    5156112                              05           06/01/90          0
    5156112                              O            05/01/05
    0


    1808887          593/593             F          110,000.00         ZZ
                                         180         33,466.49          1
    3276  LENVILLE RD                 10.000          1,262.48         29
                                       9.750          1,262.48      380,000.00
    MOSCOW           ID   83843          1            05/31/96         00
    5174826                              05           07/01/86          0
    5174826                              O            06/01/01
    0


    1808888          593/593             F           75,000.00         ZZ
                                         180         36,942.74          1
    1425  & 1427 EAST 5TH ST          10.000            805.95         75
                                       9.750            805.95      100,000.00
    MOSCOW           ID   83843          2            08/09/88         00
    5175914                              05           10/01/88          0
    5175914                              O            09/01/03
    0


    1808889          593/593             F           32,000.00         ZZ
                                         180         20,272.94          1
    2734  FLORENCE LN                 10.200            347.80         45
                                       9.950            347.80       72,000.00
    CLARKSTON        WA   99403          1            07/24/90         00
    5176466                              05           09/01/90          0
    5176466                              O            08/01/05
    0


    1808890          593/593             F          280,000.00         ZZ
                                         180        195,251.98          1
    5850 E MCMAHON RD                  7.750          2,635.58         65
                                       7.500          2,635.58      435,000.00
    HAYDEN LAKE      ID   83835          1            01/15/93         00
    5190707                              05           03/01/93          0
    5190707                              O            02/01/08
    0


    1808891          593/593             F          337,500.00         ZZ
                                         180        258,508.04          1
    1809  HAYDEN VIEW DR               7.375          3,104.75         74
                                       7.125          3,104.75      460,000.00
1


    COEUR D'ALENE    ID   83814          2            07/02/93         00
    5190749                              05           09/01/93          0
    5190749                              O            08/01/08
    0


    1808892          593/593             F          294,100.00         ZZ
                                         180        227,669.06          1
    1099 S DIVISION ST                 7.000          2,643.46         50
                                       6.750          2,643.46      600,000.00
    SANDPOINT        ID   83864          2            10/21/93         00
    5191283                              05           12/01/93          0
    5191283                              O            11/01/08
    0


    1808893          593/593             F           14,000.00         ZZ
                                         180          2,766.13          1
    1030 N 22ND ST                    14.500            191.17         21
                                      14.250            191.17       69,000.00
    COEUR D'ALENE    ID   83814          1            02/12/85         00
    5193529                              05           04/01/85          0
    5193529                              O            03/01/00
    0


    1808894          593/593             F          239,900.00         ZZ
                                         180        189,549.50          1
    2593 W BROCKTON COURT              6.875          2,139.56         80
                                       6.625          2,139.56      302,000.00
    EAGLE            ID   83616          1            02/07/94         00
    5197280                              07           04/01/94          0
    5197280                              O            03/01/09
    0


    1808895          593/593             F           13,654.05         ZZ
                                         126          6,277.38          1
    221  CHURCH ST                    12.000            203.99         32
                                      11.750            203.99       43,500.00
    PRIEST RIVER     ID   83856          1            11/16/92         00
    5200191                              05           09/15/92          0
    5200191                              O            02/15/03
    0


    1808896          593/593             F           18,800.00         ZZ
                                         180          4,689.14          1
    720 EAST 5TH AVE                  10.375            206.36         70
                                      10.125            206.36       27,000.00
    SALT LAKE CITY   UT   84103          1            11/23/87         00
    5394408                              01           01/01/88          0
    5394408                              O            12/01/02
    0
1




    1808897          593/593             F           51,500.00         ZZ
                                         180         15,776.14          1
    96 NORTH 140 EAST                 10.125            557.37         67
                                       9.875            557.37       77,000.00
    PLEASANT GROVE   UT   84062          1            08/07/86         00
    5404793                              05           09/01/86          0
    5404793                              O            08/01/01
    0


    1808898          593/593             F           30,000.00         ZZ
                                         180          8,677.93          1
    1243  MAHOGANY CIRCLE              9.750            317.81         38
                                       9.500            317.81       80,000.00
    ST GEORGE        UT   84770          1            05/22/86         00
    5404827                              05           07/01/86          0
    5404827                              O            06/01/01
    0


    1808899          593/593             F           57,050.00         ZZ
                                         180         24,203.87          1
    970 EAST 700 SOUTH #15            10.500            630.63         70
                                      10.250            630.63       81,500.00
    ST GEORGE        UT   84770          1            01/03/89         00
    5406707                              05           03/01/89          0
    5406707                              O            02/01/04
    0


    1808900          593/593             F           10,500.00         ZZ
                                         120          2,707.47          1
    565 N 250 W                       10.500            141.68         18
                                      10.250            141.68       59,000.00
    LAVERKIN         UT   84745          1            07/23/90         00
    5408638                              05           09/01/90          0
    5408638                              O            08/01/00
    0


    1808901          593/593             F          325,000.00         ZZ
                                         180        232,995.09          1
    6470 S BYBEE DR                    7.375          2,989.76         41
                                       7.125          2,989.76      800,000.00
    OGDEN            UT   84403          1            09/21/92         00
    5418165                              05           11/01/92          0
    5418165                              O            10/01/07
    0


    1808902          593/593             F          240,800.00         ZZ
                                         180        165,167.61          1
1


    1769 S 8900 E                      7.625          2,249.39         80
                                       7.375          2,249.39      301,000.00
    HUNTSVILLE       UT   84317          1            11/02/92         00
    5418355                              05           01/01/93          0
    5418355                              O            12/01/07
    0


    1808903          593/593             F           70,000.00         ZZ
                                         120         42,994.99          1
    984 E MEETINGHOUSE ROAD            6.625            799.30         44
                                       6.375            799.30      160,000.00
    FRUIT HEIGHTS    UT   84037          2            03/07/94         00
    5421276                              05           04/01/94          0
    5421276                              O            03/01/04
    0


    1808904          593/593             F           28,000.00         ZZ
                                         120         17,421.52          1
    3831 S RIVER VALLEY DR             6.625            319.72         30
                                       6.375            319.72       94,000.00
    RIVERDALE        UT   84405          2            03/23/94         00
    5421490                              05           05/01/94          0
    5421490                              O            04/01/04
    0


    1808905          593/593             F           30,850.00         ZZ
                                         120         18,948.06          1
    90 N 200 E                         6.625            352.27         46
                                       6.375            352.27       67,800.00
    HYRUM            UT   84319          2            02/14/94         00
    5422795                              05           04/01/94          0
    5422795                              O            03/01/04
    0


    1808907          593/593             F           50,000.00         ZZ
                                         120         30,516.02          1
    1384  31ST ST                      6.625            570.93         50
                                       6.375            570.93      100,000.00
    OGDEN            UT   84403          1            03/10/94         00
    5430269                              05           05/01/94          0
    5430269                              O            04/01/04
    0


    1808908          593/593             F           32,800.00         ZZ
                                         180         14,183.77          1
    131 E FIRST AVE                   10.375            360.03         69
                                      10.125            360.03       48,000.00
    SALT LAKE CITY   UT   84102          1            11/23/87         00
    5435581                              01           01/01/88          0
1


    5435581                              O            12/01/02
    0


    1808909          593/593             F           30,000.00         ZZ
                                         180         15,428.41          1
    1859 E 5150 S                     10.500            331.62         33
                                      10.250            331.62       93,000.00
    SALT LAKE CITY   UT   84117          2            09/30/88         00
    5436191                              06           12/01/88          0
    5436191                              O            11/01/03
    0


    1808910          593/593             F          287,500.00         ZZ
                                         180        203,751.53          1
    2508 E MURRAY HOLLADAY ROAD        8.500          2,831.13         61
                                       8.250          2,831.13      475,000.00
    SALT LAKE CITY   UT   84117          2            03/25/92         00
    5436449                              05           05/01/92          0
    5436449                              O            04/01/07
    0


    1808912          593/593             F          400,000.00         ZZ
                                         180        295,850.43          1
    1442 E PERRY'S HOLLOW DR           6.750          3,539.64         56
                                       6.500          3,539.64      725,000.00
    SALT LAKE CITY   UT   84103          2            11/05/93         00
    5447818                              05           01/01/94          0
    5447818                              O            12/01/08
    0


    1808914          593/593             F          234,500.00         ZZ
                                         180        181,127.81          1
    1614 E MATLOCK CT                  6.875          2,091.40         67
                                       6.625          2,091.40      355,000.00
    SANDY            UT   84093          5            10/08/93         00
    5453139                              05           12/01/93          0
    5453139                              O            11/01/08
    0


    1808915          593/593             F          290,000.00         ZZ
                                         180        209,604.72          1
    2141 E PARLEYS TERRACE             7.875          2,750.51         77
                                       7.625          2,750.51      380,000.00
    SALT LAKE CITY   UT   84109          2            08/25/92         00
    5455480                              05           10/01/92          0
    5455480                              O            09/01/07
    0


1


    1808916          593/593             F          252,000.00         ZZ
                                         180        178,690.58          1
    3526 N LITTLEROCK DR               9.750          2,669.60         70
                                       9.500          2,669.60      360,000.00
    PROVO            UT   84604          1            11/05/91         00
    5460597                              05           01/01/92          0
    5460597                              O            12/01/06
    0


    1808918          593/593             F          255,900.00         ZZ
                                         180        198,361.47          1
    255 S ALPINE DR                    6.750          2,264.49         80
                                       6.500          2,264.49      320,000.00
    ALPINE           UT   84004          2            11/15/93         00
    5467998                              05           01/01/94          0
    5467998                              O            12/01/08
    0


    1808919          593/593             F          130,000.00         ZZ
                                         180         99,426.57          1
    233  OCOTILLO PT TERRACE           6.375          1,123.53         75
                                       6.125          1,123.53      175,000.00
    HENDERSON        NV   89014          1            10/12/93         00
    5480009                              05           12/01/93          0
    5480009                              O            11/01/08
    0


    1808920          593/593             F          269,100.00         ZZ
                                         180        185,517.09          1
    6478 S CANYON COVE PLACE           8.500          2,649.94         80
                                       8.250          2,649.94      340,000.00
    SALT LAKE CITY   UT   84121          1            01/16/92         00
    5482997                              05           03/01/92          0
    5482997                              O            02/01/07
    0


    1808921          593/593             F          280,000.00         ZZ
                                         180        201,110.63          1
    2285 E COTTONWOOD CIRCLE           8.500          2,757.28         70
                                       8.250          2,757.28      400,000.00
    SALT LAKE CITY   UT   84117          2            05/14/92         00
    5483110                              05           07/01/92          0
    5483110                              O            06/01/07
    0


    1808922          593/593             F          328,000.00         ZZ
                                         180        238,958.46          1
    560 E SIXTEENTH AVE                8.250          3,182.07         77
                                       8.000          3,182.07      430,000.00
1


    SALT LAKE CITY   UT   84103          2            07/31/92         00
    5483177                              05           10/01/92          0
    5483177                              O            09/01/07
    0


    1808923          593/593             F          317,000.00         ZZ
                                         180        229,119.86          1
    1914 S MAPLEGROVE WAY              7.875          3,006.59         76
                                       7.625          3,006.59      420,000.00
    BOUNTIFUL        UT   84010          2            08/20/92         00
    5483185                              05           10/01/92          0
    5483185                              O            09/01/07
    0


    1808924          593/593             F          550,000.00         ZZ
                                         180        338,786.34          1
    1311 E TOMAHAWK DR                 7.375          5,059.58         74
                                       7.125          5,059.58      750,000.00
    SALT LAKE CITY   UT   84103          2            12/28/93         00
    5483276                              05           02/01/94          0
    5483276                              O            01/01/09
    0


    1808925          593/593             F          540,000.00         ZZ
                                         180        412,660.61          1
    9693 E ABODE DR                    7.250          4,929.46         81
                                       7.000          4,929.46      670,000.00
    SCOTTSDALE       AZ   85255          1            07/08/93         00
    5483557                              05           09/01/93          0
    5483557                              O            08/01/08
    0


    1808926          593/593             F          297,000.00         ZZ
                                         180        227,828.61          1
    3417  CANYON COVE DR               7.138          2,692.49         75
                                       6.888          2,692.49      400,000.00
    SALT LAKE CITY   UT   84121          1            08/18/93         00
    5483623                              05           10/01/93          0
    5483623                              O            09/01/08
    0


    1808927          593/593             F          296,000.00         ZZ
                                         180        228,845.62          1
    2179 E LINCOLN LANE                7.250          2,702.08         65
                                       7.000          2,702.08      460,000.00
    SALT LAKE CITY   UT   84124          2            09/10/93         00
    5483672                              05           11/01/93          0
    5483672                              O            10/01/08
    0
1




    1808928          593/593             F          500,000.00         ZZ
                                         180        385,332.38          1
    1405 E SIESTA DR                   6.750          4,424.55         50
                                       6.500          4,424.55    1,000,000.00
    SANDY            UT   84093          2            10/12/93         00
    5483771                              05           12/01/93          0
    5483771                              O            11/01/08
    0


    1808929          593/593             F          390,000.00         ZZ
                                         180        300,559.17          1
    1452 E PERRY'S HOLLOW ROAD         6.750          3,451.15         70
                                       6.500          3,451.15      560,000.00
    SALT LAKE CITY   UT   84103          1            10/25/93         00
    5483805                              05           12/01/93          0
    5483805                              O            11/01/08
    0


    1808930          593/593             F           87,500.00         ZZ
                                         180         66,002.93          1
    1324 E MICHIGAN AVE                6.500            762.22         80
                                       6.250            762.22      110,000.00
    SALT LAKE CITY   UT   84105          2            11/19/93         00
    5483847                              05           01/01/94          0
    5483847                              O            12/01/08
    0


    1808931          593/593             F          263,600.00         ZZ
                                         180        204,155.84          1
    5141 N SILVER SPRINGS ROAD         6.375          2,278.17         78
                                       6.125          2,278.17      340,000.00
    PARK CITY        UT   84060          1            12/03/93         00
    5483854                              05           02/01/94          0
    5483854                              O            01/01/09
    0


    1808932          593/593             F          365,900.00         ZZ
                                         180        290,511.19          1
    2617 E BRENTWOOD DR                7.500          3,391.94         61
                                       7.250          3,391.94      600,000.00
    SALT LAKE CITY   UT   84121          2            12/29/93         00
    5483912                              05           03/01/94          0
    5483912                              O            02/01/09
    0


    1808933          593/593             F           50,000.00         ZZ
                                         180         10,245.45          1
1


    1011  SIRINGO RONDO EAST          12.000            600.09         79
                                      11.750            600.09       63,500.00
    SANTA FE         NM   87501          1            10/24/85         00
    5487665                              05           12/01/85          0
    5487665                              O            11/01/00
    0


    1808934          593/593             F           39,000.00         ZZ
                                         180          8,234.89          1
    10201  EDITH NE                   12.750            487.05         60
                                      12.500            487.05       65,600.00
    ALBUQUERQUE      NM   87190          1            06/10/85         00
    5488259                              05           07/01/85          0
    5488259                              O            06/01/00
    0


    1808935          593/593             F           44,000.00         ZZ
                                         180         10,149.73          1
    2807  MONTCLAIRE DR NE            11.500            514.01         80
                                      11.250            514.01       55,000.00
    ALBUQUERQUE      NM   87190          1            08/08/85         00
    5488275                              05           10/01/85          0
    5488275                              O            09/01/00
    0


    1808936          593/593             F          287,550.00         ZZ
                                         180        227,986.61          1
    10005  DORAL CT NE                 6.750          2,544.56         66
                                       6.500          2,544.56      437,000.00
    ALBUQUERQUE      NM   87111          5            03/04/94         00
    5492533                              05           05/01/94          0
    5492533                              O            04/01/09
    0


    1808939          593/593             F           39,661.61         ZZ
                                         180         14,959.91          1
    111 S MEADOW ST                   11.000            452.01        100
                                      10.750            452.01       40,000.00
    LYMAN            WY   82937          2            08/25/86         00
    5539788                              05           10/02/86          0
    5539788                              O            09/02/01
    0


    1808940          593/593             F          500,000.00         ZZ
                                         180        423,612.55          1
    2410 E 2400 SOUTH                  7.250          4,564.32         52
                                       7.000          4,564.32      975,000.00
    HEBER            UT   84032          2            02/29/96         00
    5915905                              05           04/01/96          0
1


    5915905                              O            03/01/11
    0


    1808941          593/593             F          324,900.00         ZZ
                                         180        282,861.47          1
    1742 E HIGHGATE COURT              7.875          3,081.52         80
                                       7.625          3,081.52      407,000.00
    EAGLE            ID   83616          1            07/31/95         00
    6003016                              05           09/01/95          0
    6003016                              O            08/01/10
    0


    1808942          593/593             F          272,000.00         ZZ
                                         180        236,103.17          1
    825  WARM SPRINGS AVE              8.000          2,599.38         80
                                       7.750          2,599.38      340,000.00
    BOISE            ID   83712          5            06/07/95         00
    6003982                              05           08/01/95          0
    6003982                              O            07/01/10
    0


    1808943          593/593             F          291,000.00         ZZ
                                         180        259,391.96          1
    921  HEARTLAND DR.                 7.250          2,656.44         79
                                       7.000          2,656.44      369,000.00
    NAMPA            ID   83686          4            02/29/96         00
    6006324                              05           04/01/96          0
    6006324                              O            03/01/11
    0


    1808944          593/593             F          666,250.00         ZZ
                                         180        591,389.60          1
    295  WAI'AMA WAY                   7.250          6,081.95         64
                                       7.000          6,081.95    1,045,000.00
    HAIKU HAMAKUALO  HI   96708          1            01/31/96         00
    6007785                              05           03/01/96          0
    6007785                              O            02/01/11
    0


    1808945          593/593             F          440,800.00         ZZ
                                         180        394,129.10          1
    597 E ROOSTER COURT                7.125          3,992.91         70
                                       6.875          3,992.91      630,000.00
    EAGLE            ID   83616          4            03/29/96         00
    6008494                              05           05/01/96          0
    6008494                              O            04/01/11
    0


1


    1808946          593/593             F          361,600.00         ZZ
                                         180        323,669.02          1
    1250 W MEANDER DR.                 7.250          3,300.92         63
                                       7.000          3,300.92      575,000.00
    EAGLE            ID   83616          2            03/11/96         00
    6008825                              05           05/01/96          0
    6008825                              O            04/01/11
    0


    1808947          593/593             F          384,000.00         ZZ
                                         180        306,011.86          1
    3250 S SELATIR PLACE               7.250          3,505.40         63
                                       7.000          3,505.40      615,000.00
    MERIDIAN         ID   83642          2            02/28/96         00
    6008841                              05           04/01/96          0
    6008841                              O            03/01/11
    0


    1808948          593/593             F          316,000.00         ZZ
                                         180        286,610.67          1
    2546 W TIMBER DRIVE                7.875          2,997.11         80
                                       7.625          2,997.11      395,000.00
    EAGLE            ID   83616          4            05/29/96         00
    6010821                              05           07/01/96          0
    6010821                              O            06/01/11
    0


    1808949          593/593             F          275,000.00         ZZ
                                         180        261,901.48          1
    1999  SILVERCREEK LANE             8.250          2,667.89         53
                                       8.000          2,667.89      520,000.00
    BOISE            ID   83706          1            06/06/97         00
    6016935                              05           08/01/97          0
    6016935                              O            07/01/12
    0


    1808950          593/593             F          236,000.00         ZZ
                                         120        187,462.14          1
    13546  STATE HWY 75                8.250          2,894.61         63
                                       8.000          2,894.61      380,000.00
    KETCHUM          ID   83340          5            12/22/95         00
    6115760                              05           02/01/96          0
    6115760                              O            01/01/06
    0


    1808951          593/593             F          281,250.00         ZZ
                                         180        253,052.90          1
    1611  PINE CONE ROAD               7.375          2,587.29         75
                                       7.125          2,587.29      375,000.00
1


    MOSCOW           ID   83843          5            04/01/96         00
    6288484                              05           06/01/96          0
    6288484                              O            05/01/11
    0


    1808952          593/593             F          246,000.00         ZZ
                                         180        227,104.91          1
    4966 S SKYLINE DRIVE               8.250          2,386.55         63
                                       8.000          2,386.55      395,000.00
    OGDEN            UT   84403          1            09/10/96         00
    6407449                              05           11/01/96          0
    6407449                              O            10/01/11
    0


    1808953          593/593             F          399,200.00         ZZ
                                         180        354,929.07          1
    6156 S WOODLAND DRIVE              7.875          3,786.22         77
                                       7.625          3,786.22      525,000.00
    UINTAH           UT   84403          1            12/26/95         00
    6407720                              05           02/01/96          0
    6407720                              O            01/01/11
    0


    1808955          593/593             F          440,000.00         ZZ
                                         180        418,162.28          1
    35  ELICE CIRCLE                   7.750          4,141.62         79
                                       7.500          4,141.62      560,000.00
    SEDONA           AZ   86336          1            06/12/97         00
    6413439                              05           08/01/97          0
    6413439                              O            07/01/12
    0


    1808956          593/593             F          320,000.00         ZZ
                                         180        288,655.42          1
    350  FAIRWAY DR #H                 7.875          3,035.04         80
                                       7.625          3,035.04      400,000.00
    MIDWAY           UT   84049          2            04/29/96         00
    6525893                              05           06/01/96          0
    6525893                              O            05/01/11
    0


    1808957          593/593             F          343,000.00         ZZ
                                         180        310,793.94          1
    652 N LITTLE TREE CIRCLE           7.750          3,228.58         48
                                       7.500          3,228.58      715,000.00
    SALT LAKE CITY   UT   84108          4            05/08/96         00
    6588453                              05           07/01/96          0
    6588453                              O            06/01/11
    0
1




    1808959          593/593             F          608,000.00         ZZ
                                         180        531,827.57          1
    97  QUAIL RUN ROAD                 7.500          5,636.24         77
                                       7.250          5,636.24      795,000.00
    HENDERSON        NV   89014          5            09/07/95         00
    6641633                              07           11/01/95          0
    6641633                              O            10/01/10
    0


    1808960          593/593             F          324,000.00         ZZ
                                         180        295,557.18          1
    2505  DRIFTWOOD DRIVE              8.125          3,119.74         80
                                       7.875          3,119.74      405,000.00
    LAS VEGAS        NV   89107          1            06/20/96         00
    6642847                              05           08/01/96          0
    6642847                              O            07/01/11
    0


    1808961          593/593             F          580,000.00         ZZ
                                         180        538,359.19          1
    2185 S CREEKSIDE DRIVE             8.000          5,542.79         72
                                       7.750          5,542.79      812,000.00
    HEBER CITY       UT   84032          1            11/25/96         00
    6686901                              05           01/01/97          0
    6686901                              O            12/01/11
    0


    1808962          593/593             F          250,000.00         ZZ
                                         180        213,466.68          1
    9502 NW DENEEN DRIVE               7.000          2,247.08         55
                                       6.750          2,247.08      461,000.00
    ALBUQUERQUE      NM   87114          2            11/29/95         00
    6774459                              05           01/01/96          0
    6774459                              O            12/01/10
    0


    1808963          593/593             F          324,000.00         ZZ
                                         180        292,994.07          1
    23  PINON COURT                    7.500          3,003.53         80
                                       7.250          3,003.53      405,000.00
    PLACITAS         NM   87403          4            05/14/96         00
    6779516                              05           07/01/96          0
    6779516                              O            06/01/11
    0


    1808965          593/593             F          300,000.00         ZZ
                                         180        267,752.55          1
1


    12  APPLEWOOD LN                   7.125          2,717.50         75
                                       6.875          2,717.50      400,000.00
    ALBUQUERQUE      NM   87107          5            03/11/96         00
    6822910                              05           05/01/96          0
    6822910                              O            04/01/11
    0


    1808966          593/593             F          281,000.00         ZZ
                                         180        260,519.50          1
    4 E SAND SAGE                      7.250          2,565.15         71
                                       7.000          2,565.15      400,000.00
    SANTA FE         NM   87501          2            12/11/96         00
    6831648                              05           02/01/97          0
    6831648                              O            01/01/12
    0


    1808968          593/593             F           44,000.00         ZZ
                                         180         39,252.51          1
    471 W FLAMING GORGE WAY           11.500            514.01         70
                                      11.250            514.01       63,000.00
    GREEN RIVER      WY   82935          2            04/12/95         00
    6896831                              05           06/01/95          0
    6896831                              O            05/01/10
    0


    1808969          593/593             F          236,500.00         ZZ
                                         180        224,240.49          1
    1116 W HIGH PINE CIRCL             8.000          2,260.12         68
                                       7.750          2,260.12      350,000.00
    RIVERTON         UT   84065          2            05/14/97         00
    6948392                              05           07/01/97          0
    6948392                              O            06/01/12
    0


    1808970          593/593             F          103,450.00         ZZ
                                         360         97,817.40          2
    1605  LEVICK ST                    8.625            804.63         66
                                       8.375            804.63      157,000.00
    MOSCOW           ID   83843          2            11/04/92         00
    5050521                              05           01/01/93          0
    5050521                              O            12/01/22
    0


    1808971          593/593             F           40,000.00         ZZ
                                         360         37,299.50          1
    2314  EMPIRE WAY                   8.500            307.57         45
                                       8.250            307.57       90,000.00
    BOISE            ID   83709          2            12/13/91         00
    5125406                              05           02/01/92          0
1


    5125406                              O            01/01/22
    0


    1808972          593/593             F          497,600.00         ZZ
                                         360        334,203.48          1
    2610 E JASMINE LN                  7.875          3,607.95         70
                                       7.625          3,607.95      715,000.00
    MERIDIAN         ID   83642          2            04/16/93         00
    5128764                              05           06/01/93          0
    5128764                              O            05/01/23
    0


    1808973          593/593             F          232,422.24         ZZ
                                         347        219,183.92          1
    1120 W SANDY CT                    7.500          1,641.58         72
                                       7.250          1,641.58      325,000.00
    MERIDIAN         ID   83642          1            01/31/94         00
    5129358                              05           03/01/94          0
    5129358                              O            01/01/23
    0


    1808974          593/593             F          235,600.00         ZZ
                                         360        222,896.71          1
    4037 W QUAIL RIDGE DRIVE           7.375          1,627.24         79
                                       7.125          1,627.24      299,000.00
    BOISE            ID   83703          1            11/05/93         00
    5129754                              05           01/01/94          0
    5129754                              O            12/01/23
    0


    1808975          593/593             F          255,000.00         ZZ
                                         360        239,962.28          1
    2153 N HOLLYBROOK PLACE            7.375          1,761.23         87
                                       7.125          1,761.23      294,000.00
    EAGLE            ID   83616          1            08/20/93         10
    5130042                              05           10/01/93         17
    5130042                              O            09/01/23
    0


    1808976          593/593             F          237,600.00         ZZ
                                         360        224,296.44          1
    4844  CRESTHAVEN CIRCLE            7.500          1,661.34         80
                                       7.250          1,661.34      297,000.00
    BOISE            ID   83704          2            08/20/93         00
    5130059                              05           10/01/93          0
    5130059                              O            09/01/23
    0


1


    1808977          593/593             F          327,700.00         ZZ
                                         360        287,728.07          1
    3580 N TRIPLE RIDGE PLACE          7.750          2,347.69         79
                                       7.500          2,347.69      420,000.00
    EAGLE            ID   83616          1            06/10/93         00
    5130067                              05           08/01/93          0
    5130067                              O            07/01/23
    0


    1808978          593/593             F        1,000,000.00         ZZ
                                         360        952,528.73          1
    19135 E SHORE ROUTE                7.625          7,077.94         67
                                       7.375          7,077.94    1,500,000.00
    POLSON           MT   59860          2            03/25/94         00
    5130430                              05           05/01/94          0
    5130430                              O            04/01/24
    0


    1808980          593/593             F           21,800.00         ZZ
                                         240         11,189.30          1
    1448  RUSSELL                     15.500            295.15         52
                                      15.250            295.15       42,000.00
    NAMPA            ID   83651          1            03/14/83         00
    5140157                              05           05/01/83          0
    5140157                              O            04/01/03
    0


    1808981          593/593             F           41,500.00         ZZ
                                         360         37,628.55          1
    825 N 12TH                         8.290            312.95         99
                                       8.040            312.95       42,000.00
    BUHL             ID   83316          1            04/30/90         04
    5142351                              05           06/01/90         22
    5142351                              O            05/01/20
    0


    1808982          593/593             F          300,000.00         ZZ
                                         360        250,466.70          1
    210 & 212 LUPINE                   9.500          2,522.56         43
                                       9.250          2,522.56      705,000.00
    SUN VALLEY       ID   83353          1            04/06/87         00
    5147996                              05           06/01/87          0
    5147996                              O            05/01/17
    0


    1808983          593/593             F          350,000.00         ZZ
                                         360        329,993.47          1
    101 W SAGE RD                      8.750          2,753.46         70
                                       8.500          2,753.46      507,000.00
1


    BLAINE COUNTY    ID   83340          1            07/07/92         00
    5150248                              05           09/01/92          0
    5150248                              O            08/01/22
    0


    1808985          593/593             F          108,000.00         ZZ
                                         323        100,950.99          1
    125  KERR LN                       8.250            805.20         88
                                       8.000            805.20      123,500.00
    BLACKFOOT        ID   83221          1            11/28/95         04
    5157813                              05           02/01/96         17
    5157813                              O            12/01/22
    0


    1808986          593/593             F           33,000.00         ZZ
                                         240         16,142.84          1
    240 N FREMONT                     15.500            446.78         74
                                      15.250            446.78       44,865.00
    MENAN            ID   83434          1            01/10/83         00
    5172184                              05           03/01/83          0
    5172184                              O            02/01/03
    0


    1808987          593/593             F           35,000.00         ZZ
                                         240         23,985.45          1
    1131  LANDE LN                    10.375            346.50         47
                                      10.125            346.50       75,000.00
    MOSCOW           ID   83843          1            07/27/87         00
    5175260                              05           10/01/87          0
    5175260                              O            09/01/07
    0


    1808988          593/593             F           26,000.00         ZZ
                                         348         18,999.31          1
    704  CASSELL ST                   12.250            273.39         79
                                      12.000            273.39       33,000.00
    LEWISTON         ID   83501          1            06/06/83         10
    5179783                              05           08/01/83          6
    5179783                              O            07/01/12
    0


    1808989          593/593             F           14,100.00         ZZ
                                         240          6,851.99          1
    1021  AIRWAY AVE                  17.500            212.20         40
                                      17.250            212.20       36,000.00
    LEWISTON         ID   83501          1            06/25/82         00
    5180005                              05           08/01/82          0
    5180005                              O            07/01/02
    0
1




    1808990          593/593             F           34,400.00         ZZ
                                         360         30,726.59          1
    104 E HARRISON                    11.000            327.60         77
                                      10.750            327.60       45,000.00
    COEUR D'ALENE    ID   83814          1            09/21/87         00
    5186150                              05           11/01/87          0
    5186150                              O            10/01/17
    0


    1808992          593/593             F          265,000.00         ZZ
                                         360        250,793.74          1
    615 W LAKESHORE DR                 7.750          1,898.50         74
                                       7.500          1,898.50      360,000.00
    COEUR D'ALENE    ID   83814          2            08/10/93         00
    5190848                              05           10/01/93          0
    5190848                              O            09/01/23
    0


    1808993          593/593             F           24,400.00         ZZ
                                         348         11,160.27          1
    3129  TAMARACK DR                  9.500            206.45        100
                                       9.250            206.45       24,400.00
    BOISE            ID   83703          1            02/02/76         00
    5198049                              05           08/01/76          0
    5198049                              O            07/01/05
    0


    1808994          593/593             F           39,434.59         ZZ
                                         253         22,685.96          1
    3001  WESTMORELAND                11.000            418.26         92
                                      10.750            401.38       43,000.00
    IDAHO FALLS      ID   83401          1            05/16/84         00
    5198940                              05           07/01/84          0
    5198940                              O            07/01/05
    0


    1808996          593/593             F           30,420.00         ZZ
                                         360         23,854.27          1
    307  BINNACLE WAY                 10.500            278.32         77
                                      10.250            278.32       40,000.00
    CROSBY           TX   77532          1            10/05/87         00
    5394374                              05           11/01/87          0
    5394374                              O            10/01/17
    0


    1808997          593/593             F           27,000.00         ZZ
                                         360         16,775.12          1
1


    2276  WEST 4185 SOUTH             10.000            237.06         89
                                       9.750            237.06       30,600.00
    GRANGER          UT   84119          1            08/04/78         10
    5397674                              05           10/01/78         17
    5397674                              O            09/01/08
    0


    1808999          593/593             F           34,830.54         ZZ
                                         350         15,631.81          1
    2431  SO ORCHARD DRIVE             9.250            286.71         50
                                       9.000            286.71       70,000.00
    BOUNTIFUL        UT   84010          1            09/23/75         00
    5398474                              05           10/01/75          0
    5398474                              O            11/01/04
    0


    1809000          593/593             F           81,000.00         ZZ
                                         360         54,968.41          1
    14095 S 2700 W                    10.250            726.57         70
                                      10.000            726.57      116,000.00
    BLUFFDALE        UT   84065          1            03/23/79         00
    5400023                              05           05/01/79          0
    5400023                              O            04/01/09
    0


    1809001          593/593             F           53,000.00         ZZ
                                         360         31,999.18          1
    1092 W 650 N                      11.000            505.09         87
                                      10.750            505.09       61,400.00
    PROVO            UT   84601          1            12/15/78         10
    5400908                              05           10/01/79         17
    5400908                              O            09/01/09
    0


    1809002          593/593             F           20,000.00         ZZ
                                         371          8,960.35          1
    2468 W 6830 S                      8.250            150.26         36
                                       8.000            150.26       56,300.00
    WEST JORDAN      UT   84084          1            11/30/75         00
    5401211                              05           01/01/75          0
    5401211                              O            11/01/05
    0


    1809003          593/593             F           38,500.00         ZZ
                                         360         11,137.00          1
    1755 WEST MELVILLE CIRCLE          9.250            316.86         78
                                       9.000            316.86       49,500.00
    WEST JORDAN      UT   84084          1            03/21/77         00
    5401377                              05           02/01/78          0
1


    5401377                              O            01/01/08
    0


    1809005          593/593             F           41,500.00         ZZ
                                         300         15,309.79          1
    2547-49 MORNING DOV                9.500            362.71         75
                                       9.250            362.71       55,500.00
    GRANGER          UT   84119          1            06/28/77         00
    5401518                              05           04/01/78          0
    5401518                              O            03/01/03
    0


    1809006          593/593             F           26,250.00         ZZ
                                         300          9,411.51          1
    3554 W ALAN AVENUE                10.000            238.61         70
                                       9.750            238.61       37,500.00
    GRANGER          UT   84119          1            10/21/77         00
    5401658                              05           12/01/77          0
    5401658                              O            11/01/02
    0


    1809007          593/593             F           35,300.00         ZZ
                                         360         21,815.88          1
    7074 S GREENBOROUGH DRIVE          9.250            290.52         51
                                       9.000            290.52       69,300.00
    MIDVALE          UT   84047          1            01/20/78         00
    5402342                              05           08/01/78          0
    5402342                              O            07/01/08
    0


    1809008          593/593             F           31,000.00         ZZ
                                         360         11,948.76          1
    1712 S 19TH E                      8.750            243.88         80
                                       8.500            243.88       38,800.00
    SALT LAKE CITY   UT   84108          1            12/02/74         00
    5402490                              05           02/01/75          0
    5402490                              O            01/01/05
    0


    1809009          593/593             F           42,000.00         ZZ
                                         360         19,669.69          1
    2756 E COMMONWEALTH AVE            8.500            322.95         58
                                       8.250            322.95       72,600.00
    SALT LAKE CITY   UT   84109          1            07/01/75         00
    5402540                              05           08/01/75          0
    5402540                              O            07/01/05
    0


1


    1809010          593/593             F           65,000.00         ZZ
                                         360         31,521.67          1
    2052 E 3780 S                      8.750            511.55         73
                                       8.500            511.55       89,200.00
    SALT LAKE CITY   UT   84109          1            05/05/77         00
    5402607                              05           06/01/77          0
    5402607                              O            05/01/07
    0


    1809011          593/593             F          161,700.00         ZZ
                                         300         64,937.55          1
    2645 E 3300 S                     10.250          1,498.96         70
                                      10.000          1,498.96      231,000.00
    SALT LAKE CITY   UT   84010          1            02/24/78         00
    5402649                              05           09/01/78          0
    5402649                              O            08/01/03
    0


    1809013          593/593             F           51,000.00         ZZ
                                         360         42,436.57          1
    196 WEST 800 NORTH                13.875            599.24         79
                                      13.625            599.24       65,000.00
    LAVERKIN         UT   84745          1            10/10/80         14
    5402896                              05           12/01/80          6
    5402896                              O            11/01/10
    0


    1809014          593/593             F           11,000.00         ZZ
                                         360          7,866.16          1
    165 N  100 E                      14.875            137.99         76
                                      14.625            137.99       14,600.00
    MILFORD          UT   84751          1            01/12/81         00
    5402904                              05           03/01/81          0
    5402904                              O            02/01/11
    0


    1809015          593/593             F           48,450.00         ZZ
                                         332         32,254.93          1
    7863 S 3620 W                     12.000            502.62         90
                                      11.750            502.62       53,900.00
    WEST JORDAN      UT   84084          1            05/29/81         10
    5403274                              05           07/01/81         17
    5403274                              O            02/01/09
    0


    1809017          593/593             F           70,271.10         ZZ
                                         332         59,493.04          1
    194 N 200 E                       10.375            644.53         91
                                      10.125            644.53       77,500.00
1


    KAYSVILLE        UT   84037          1            08/22/86         04
    5403639                              05           10/01/86         22
    5403639                              O            05/01/14
    0


    1809018          593/593             F           58,996.65         ZZ
                                         336         50,209.69          1
    1202 W 525 N                      10.375            540.29         94
                                      10.125            540.29       63,000.00
    CLEARFIELD       UT   84015          1            09/08/86         04
    5403696                              05           09/01/86         22
    5403696                              O            08/01/14
    0


    1809019          593/593             F           30,000.00         ZZ
                                         360         21,011.92          1
    2354 APPARATION COURT              9.875            260.50         38
                                       9.625            260.50       81,000.00
    ST GEORGE        UT   84770          1            03/30/88         00
    5406459                              05           05/01/88          0
    5406459                              O            04/01/18
    0


    1809021          593/593             F           10,395.62         ZZ
                                         360          1,732.21          1
    2753 N 1050 E                      7.500            111.88         65
                                       7.250            111.88       16,000.00
    NORTH OGDEN      UT   84401          1            12/01/88         00
    5410311                              05           10/01/71          0
    5410311                              O            09/01/01
    0


    1809022          593/593             F           18,700.00         ZZ
                                         360          5,087.42          1
    2997 W 5825 SO                     7.500            130.76         95
                                       7.250            130.76       19,800.00
    ROY              UT   84067          1            11/08/72         00
    5410428                              05           12/01/72          0
    5410428                              O            11/01/02
    0


    1809024          593/593             F           11,600.00         ZZ
                                         360          5,207.80          1
    3439 NO 1000 W                    10.000            101.80         93
                                       9.750            101.80       12,600.00
    PLEASANT VIEW    UT   84404          1            05/28/74         00
    5410634                              05           07/01/74          0
    5410634                              O            06/01/04
    0
1




    1809025          593/593             F           28,000.00         ZZ
                                         360         15,477.06          1
    1940 N 900 W                      10.000            245.84         49
                                       9.750            245.84       57,400.00
    LEHI             UT   84043          1            08/05/77         00
    5411293                              05           10/01/77          0
    5411293                              O            09/01/07
    0


    1809026          593/593             F           67,200.00         ZZ
                                         300         23,007.35          1
    UNIT 3 TEMPTATION CONDOMINIUMS     9.250            575.50        100
                                       9.000            575.50       67,200.00
    PARK CITY        UT   84060          1            10/18/77         00
    5412952                              05           12/01/77          0
    5412952                              O            11/01/02
    0


    1809027          593/593             F           30,000.00         ZZ
                                         360         18,774.46          1
    31 HOMESTAKE CONDOMINIUMS         10.125            266.10         71
                                       9.875            266.10       42,500.00
    PARK CITY        UT   84060          1            11/08/78         00
    5413273                              06           01/01/79          0
    5413273                              O            12/01/08
    0


    1809028          593/593             F          110,000.00         ZZ
                                         360         88,586.08          1
    1389  WILTON WAY                  13.000          1,216.82         63
                                      12.750          1,216.82      175,000.00
    SALT LAKE CITY   UT   84108          1            10/30/80         00
    5415294                              05           01/01/81          0
    5415294                              O            12/01/10
    0


    1809029          593/593             F          255,825.00         ZZ
                                         360        237,735.87          1
    1040 N 7800 E                      7.500          1,788.77         61
                                       7.250          1,788.77      425,000.00
    HUNTSVILLE       UT   84317          2            12/21/93         00
    5420518                              05           02/01/94          0
    5420518                              O            01/01/24
    0


    1809031          593/593             F          248,400.00         ZZ
                                         360        236,344.48          1
1


    547 S OAKVIEW LN                   7.500          1,736.85         89
                                       7.250          1,736.85      282,000.00
    BOUNTIFUL        UT   84010          1            03/17/94         12
    5438288                              05           05/01/94         17
    5438288                              O            04/01/24
    0


    1809032          593/593             F           71,700.00         ZZ
                                         360         67,993.63          1
    485 N CENTER ST                    8.000            526.11         92
                                       7.750            526.11       78,000.00
    AMERICAN FORK    UT   84003          1            05/23/94         12
    5438650                              05           07/01/94         22
    5438650                              O            06/01/24
    0


    1809033          593/593             F          320,000.00         ZZ
                                         360        302,764.68          1
    7972 S WILLOW CIRCLE               7.250          2,182.97         76
                                       7.000          2,182.97      425,000.00
    SANDY            UT   84093          1            01/31/94         00
    5441134                              05           03/01/94          0
    5441134                              O            02/01/24
    0


    1809034          593/593             F          297,993.60         ZZ
                                         327        292,696.83          1
    7570  PINEBROOK RD                 8.625          2,369.66         76
                                       8.375          2,369.66      396,000.00
    PARK CITY        UT   84060          1            04/07/97         00
    5444021                              05           05/01/97          0
    5444021                              O            07/01/24
    0


    1809036          593/593             F          251,700.00         ZZ
                                         360        229,241.55          1
    1118 E N BONNEVEILLE DR            7.250          1,717.04         68
                                       7.000          1,717.04      375,000.00
    SALT LAKE CITY   UT   84103          2            03/03/94         00
    5448428                              05           05/01/94          0
    5448428                              O            04/01/24
    0


    1809037          593/593             F          240,000.00         ZZ
                                         346        217,318.84          1
    307 N VIRGINIA STREET              7.375          1,655.25         56
                                       7.125          1,655.25      435,000.00
    SALT LAKE CITY   UT   84103          1            10/29/93         12
    5452248                              05           12/01/93         20
1


    5452248                              O            09/01/22
    0


    1809038          593/593             F          480,000.00         ZZ
                                         360        454,717.71          1
    3333 E FERNWOOD DRIVE              8.875          3,819.10         60
                                       8.625          3,819.10      800,000.00
    LAYTON           UT   84041          2            10/30/92         00
    5452420                              05           01/01/93          0
    5452420                              O            12/01/22
    0


    1809039          593/593             F           72,750.00         ZZ
                                         299         67,603.43          1
    1236 E WOOD AVENUE                 8.000            528.84         64
                                       7.750            528.84      115,000.00
    SALT LAKE CITY   UT   84105          2            10/23/97         00
    5455571                              05           01/01/98          0
    5455571                              O            11/01/22
    0


    1809040          593/593             F          501,350.00         ZZ
                                         360        477,549.94          1
    519 W 1200 S                       7.625          3,548.53         65
                                       7.375          3,548.53      780,000.00
    OREM             UT   84058          2            03/02/94         00
    5462114                              05           05/01/94          0
    5462114                              O            04/01/24
    0


    1809041          593/593             F           36,000.00         ZZ
                                         240         26,555.73          1
    620 WESTWATER ROAD 41-9           10.750            365.48         49
                                      10.500            365.48       74,000.00
    BLANDING         UT   84511          2            08/18/88         00
    5462635                              05           10/01/88          0
    5462635                              O            09/01/08
    0


    1809042          593/593             F           57,750.00         ZZ
                                         360         54,184.04          1
    1140 N MAIN                        8.000            423.75         71
                                       7.750            423.75       82,250.00
    OREM             UT   84057          2            09/30/92         00
    5466917                              05           12/01/92          0
    5466917                              O            11/01/22
    0


1


    1809043          593/593             F          247,500.00         ZZ
                                         360        234,956.29          1
    741 W 450 S                        7.375          1,709.43         74
                                       7.125          1,709.43      338,000.00
    OREM             UT   84058          1            02/28/94         12
    5468657                              05           04/01/94          6
    5468657                              O            03/01/24
    0


    1809044          593/593             F           61,015.00         ZZ
                                         321         55,529.34          1
    1177 W INDIAN HILLS DR #70         7.750            437.12         77
                                       7.500            437.12       80,150.00
    ST GEORGE        UT   84770          1            02/01/96         00
    5475587                              03           05/01/96          0
    5475587                              O            01/01/23
    0


    1809045          593/593             F          293,000.00         ZZ
                                         360        275,435.76          1
    2997 HARBOR COVE DRIVE             8.375          2,227.02         74
                                       8.125          2,227.02      398,000.00
    LAS VEGAS        NV   89128          2            08/20/92         00
    5479266                              03           10/01/92          0
    5479266                              O            09/01/22
    0


    1809046          593/593             F          272,800.00         ZZ
                                         360        257,602.82          1
    8860  REDWOOD ST                   7.875          1,977.99         86
                                       7.625          1,977.99      320,000.00
    LAS VEGAS        NV   89118          1            05/10/93         01
    5479670                              05           07/01/93         17
    5479670                              O            06/01/23
    0


    1809047          593/593             F          476,000.00         ZZ
                                         360        183,584.17          1
    7869 BERMUDA DUNES AVE             7.375          3,287.62         85
                                       7.125          3,287.62      560,000.00
    LAS VEGAS        NV   89113          1            02/15/94         10
    5480736                              03           04/01/94         20
    5480736                              O            03/01/24
    0


    1809049          593/593             F          365,600.00         ZZ
                                         360        345,256.66          1
    1125 N CEDAR HEIGHTS               8.500          2,811.15         80
                                       8.250          2,811.15      457,000.00
1


    LOGAN            UT   84321          2            11/23/92         00
    5483300                              05           01/01/93          0
    5483300                              O            12/01/22
    0


    1809051          593/593             F           18,000.00         ZZ
                                         300          5,743.86          1
    114  DARTMOUTH DR SE               9.000            151.06        100
                                       8.750            151.06       18,000.00
    ALBUQUERQUE      NM   87106          1            06/01/77         00
    5485438                              05           09/15/77          0
    5485438                              O            08/15/02
    0


    1809055          593/593             F           77,250.00         ZZ
                                         360         54,046.30          1
    2105 N TUCKER                      9.750            664.35         71
                                       9.500            664.35      109,500.00
    FARMINGTON       NM   87401          1            02/26/80         00
    5485644                              05           04/01/80          0
    5485644                              O            03/01/10
    0


    1809056          593/593             F           39,000.00         ZZ
                                         360         13,596.39          1
    1919  GALENA SE                    9.400            325.09         78
                                       9.150            325.09       50,000.00
    ALBUQUERQUE      NM   87102          1            04/15/91         00
    5486006                              05           06/01/91          0
    5486006                              O            05/01/21
    0


    1809057          593/593             F           41,700.00         ZZ
                                         360         36,921.02          1
    529  ALCAZAR ST SE                 7.625            295.15         63
                                       7.375            295.15       67,000.00
    ALBUQUERQUE      NM   87108          1            12/07/93         00
    5486543                              05           01/01/94          0
    5486543                              O            12/01/23
    0


    1809058          593/593             F           33,000.00         ZZ
                                         360         22,245.26          1
    525  ALCAZAR ST SE                 7.500            230.74         50
                                       7.250            230.74       67,000.00
    ALBUQUERQUE      NM   87108          1            12/10/93         00
    5486576                              05           02/01/94          0
    5486576                              O            01/01/24
    0
1




    1809059          593/593             F           48,060.09         ZZ
                                         329         29,180.08          1
    12000 INDIAN SCHOOL RD NE          9.750            418.54         74
                                       9.500            418.54       65,000.00
    ALBUQUERQUE      NM   87112          1            10/05/79         00
    5486881                              05           11/01/79          0
    5486881                              O            03/01/07
    0


    1809060          593/593             F           87,000.00         ZZ
                                         360         50,284.05          1
    2323  CALLE TRANQUILO              8.500            668.96         80
                                       8.250            668.96      108,900.00
    SANTA FE         NM   87501          1            12/20/77         00
    5487541                              05           02/05/78          0
    5487541                              O            01/05/08
    0


    1809061          593/593             F           50,000.00         ZZ
                                         360         41,062.74          1
    429  GRAND CANYON                 11.500            495.15         46
                                      11.250            495.15      110,000.00
    LOS ALAMOS       NM   87544          1            04/20/83         00
    5487640                              05           06/01/83          0
    5487640                              O            05/01/13
    0


    1809062          593/593             F           47,000.00         ZZ
                                         360         25,089.46          1
    7104 VISTA DEL ARROYO              8.500            361.40         73
                                       8.250            361.40       65,000.00
    ALBUQUERQUE      NM   87109          1            01/19/77         00
    5488119                              05           03/05/77          0
    5488119                              O            02/05/07
    0


    1809063          593/593             F           31,024.19         ZZ
                                         321         23,808.48          1
    1523  DONETTE PL NE               11.750            317.85         50
                                      11.500            317.85       62,500.00
    ALBUQUERQUE      NM   87112          1            06/23/83         00
    5488192                              05           07/01/83          0
    5488192                              O            03/05/10
    0


    1809064          593/593             F           60,000.00         ZZ
                                         360         52,743.25          1
1


    UNIT 3 MONTANO LN CONDOMINIUM     10.500            548.85         76
                                      10.250            548.85       79,600.00
    TAOS             NM   87571          1            05/07/86         00
    5488309                              05           07/01/86          0
    5488309                              O            06/01/16
    0


    1809065          593/593             F           35,550.00         ZZ
                                         360         19,022.72          1
    7001  VIVIAN DR NE                 7.500            248.85        100
                                       7.250            248.85       34,923.00
    ALBUQUERQUE      NM   87109          1            08/23/77         10
    5489588                              05           10/01/77         20
    5489588                              O            09/01/07
    0


    1809066          593/593             F           25,900.00         ZZ
                                         360         13,997.83          1
    517 GEORGENE ST NE                 7.500            181.11         74
                                       7.250            181.11       35,200.00
    ALBUQUERQUE      NM   87123          1            08/31/77         00
    5489596                              05           10/01/77          0
    5489596                              O            09/01/07
    0


    1809067          593/593             F           35,150.00         ZZ
                                         360         18,539.98          1
    513  GEORGINE NE                   7.500            246.05        100
                                       7.250            246.05       35,150.00
    ALBUQUERQUE      NM   87112          1            09/30/77         10
    5489620                              05           11/01/77         22
    5489620                              O            10/01/07
    0


    1809068          593/593             F           35,500.00         ZZ
                                         360         19,090.99          1
    6104  ALVIS SW                     7.500            248.50        100
                                       7.250            248.50       35,500.00
    ALBUQUERQUE      NM   87105          1            10/04/77         11
    5489638                              05           11/01/77         22
    5489638                              O            10/01/07
    0


    1809069          593/593             F           26,850.00         ZZ
                                         360         14,870.10          1
    408 JUDITH LN SW                   7.500            187.95        100
                                       7.250            187.95       26,850.00
    ALBUQUERQUE      NM   87105          1            01/06/78         11
    5489661                              05           03/01/78         22
1


    5489661                              O            02/01/08
    0


    1809070          593/593             F           28,200.00         ZZ
                                         360         15,786.54          1
    7504  ASTER RD SW                  7.500            197.40        100
                                       7.250            197.40       28,200.00
    ALBUQUERQUE      NM   87105          1            02/08/78         11
    5489703                              05           04/01/78         22
    5489703                              O            03/01/08
    0


    1809071          593/593             F           29,350.00         ZZ
                                         360         16,460.52          1
    216  ZENA LONA NE                  7.500            205.45        100
                                       7.250            205.45       29,350.00
    ALBUQUERQUE      NM   87123          1            03/28/78         11
    5489729                              05           05/01/78         22
    5489729                              O            04/01/08
    0


    1809072          593/593             F           28,900.00         ZZ
                                         360         15,782.95          1
    7524  ASTER RD SW                  7.500            202.30        100
                                       7.250            202.30       28,900.00
    ALBUQUERQUE      NM   87105          1            04/26/78         11
    5489760                              05           06/01/78         22
    5489760                              O            05/01/08
    0


    1809073          593/593             F           35,550.00         ZZ
                                         360         16,335.18          1
    2913  VALENCIA NE                  7.500            248.85         90
                                       7.250            248.85       39,500.00
    ALBUQUERQUE      NM   87110          1            05/16/78         11
    5489794                              05           07/01/78         17
    5489794                              O            06/01/08
    0


    1809074          593/593             F           34,928.00         ZZ
                                         297         21,951.26          1
    8933  9TH ST NW                   10.750            327.88        100
                                      10.500            327.88       34,928.00
    ALBUQUERQUE      NM   87114          1            08/19/83         10
    5489802                              05           10/01/83         22
    5489802                              O            06/01/08
    0


1


    1809075          593/593             F           33,250.00         ZZ
                                         360         18,910.38          1
    5606  EUCLID NE                    7.500            232.75        100
                                       7.250            232.75       33,250.00
    ALBUQUERQUE      NM   87110          1            06/05/78         11
    5489836                              05           08/01/78         22
    5489836                              O            07/01/08
    0


    1809076          593/593             F           28,000.00         ZZ
                                         360         15,991.51          1
    340  CHARLENE RD                   7.500            196.00        100
                                       7.250            196.00       28,000.00
    RIO RANCHO       NM   87124          1            06/19/78         11
    5489869                              05           08/01/78         22
    5489869                              O            07/01/08
    0


    1809078          593/593             F           33,350.00         ZZ
                                         360         19,565.68          1
    1313  WILMORE SE                   8.000            244.79        100
                                       7.750            244.79       33,350.00
    ALBUQUERQUE      NM   87106          1            06/20/79         04
    5489943                              05           08/01/79         22
    5489943                              O            07/01/09
    0


    1809079          593/593             F           45,600.00         ZZ
                                         360         23,865.68          1
    11301 SNOWHEIGHTS NE               8.000            334.70        100
                                       7.750            334.70       45,600.00
    ALBUQUERQUE      NM   87112          1            08/17/79         00
    5489950                              05           10/01/79          0
    5489950                              O            09/01/09
    0


    1809082          593/593             F           45,000.00         ZZ
                                         360         26,608.16          1
    12309 LOS ARBOLES NE               7.750            322.65         79
                                       7.500            322.65       57,100.00
    ALBUQUERQUE      NM   87112          1            04/22/80         00
    5490057                              05           06/01/80          0
    5490057                              O            05/01/10
    0


    1809083          593/593             F           42,250.00         ZZ
                                         360         28,195.86          1
    7301 CHURCHILL LN SW               8.250            317.72        100
                                       8.000            317.72       42,250.00
1


    ALBUQUERQUE      NM   87105          1            05/01/80         11
    5490073                              05           07/01/80         22
    5490073                              O            06/01/10
    0


    1809085          593/593             F           40,500.00         ZZ
                                         360         32,099.83          1
    255 LA VIDA NUEVA DEL OESTE SW    11.500            401.36         90
                                      11.250            401.36       45,000.00
    ALBUQUERQUE      NM   87105          1            07/01/81         10
    5490149                              05           08/01/81         20
    5490149                              O            07/01/11
    0


    1809086          593/593             F           95,659.79         ZZ
                                         301         89,665.17          1
    3600  VISTA GRANDE NW              8.375            761.49         27
                                       8.125            761.49      367,000.00
    ALBUQUERQUE      NM   87120          1            03/28/94         00
    5490313                              05           07/01/94          0
    5490313                              O            07/01/19
    0


    1809087          593/593             F           50,000.00         ZZ
                                         360         45,252.49          1
    805  VASSAR S E                    8.900            398.72         68
                                       8.875            405.62       74,000.00
    ALBUQUERQUE      NM   87106          1            07/14/89         00
    5490321                              05           09/01/89          0
    5490321                              O            08/01/19
    0


    1809089          593/593             F          105,494.84         ZZ
                                         326        103,765.08          1
    10513  ARVILLA N E                 8.875            857.88         73
                                       8.625            857.88      145,000.00
    ALBUQUERQUE      NM   87111          1            04/14/97         00
    5491097                              05           06/01/97          0
    5491097                              O            07/01/24
    0


    1809090          593/593             F          463,200.00         ZZ
                                         360        441,682.71          1
    8115 NW RIO GRANDE BLVD            7.625          3,278.51         80
                                       7.375          3,278.51      579,000.00
    ALBUQUERQUE      NM   87114          1            04/04/94         00
    5493341                              05           06/01/94          0
    5493341                              O            05/01/24
    0
1




    1809094          593/593             F           37,800.00         ZZ
                                         360         37,269.72          1
    818  PATTERSON AVE                 9.750            324.77         70
                                       9.500            324.77       54,000.00
    OGDEN            UT   84403          5            07/11/96         00
    5615406                              05           09/01/96          0
    5615406                              O            08/01/26
    0


    1809095          593/593             F          264,000.00         ZZ
                                         360        246,117.20          1
    1750 S 1400 EAST                   7.750          1,891.33         49
                                       7.500          1,891.33      540,000.00
    SPANISH FORK     UT   84660          5            12/27/96         00
    5636154                              05           02/01/97          0
    5636154                              O            01/01/27
    0


    1809096          593/593             F          388,000.00         ZZ
                                         310        337,369.95          1
    914  HOUSTON ROAD                  8.000          2,882.83         53
                                       7.750          2,882.83      740,000.00
    BOISE            ID   83706          2            01/10/92         00
    5800164                              05           02/01/92          0
    5800164                              O            11/01/17
    0


    1809097          593/593             F          235,000.00         ZZ
                                         240        199,771.74          1
    2900 SHAW MOUNTAIN RD              7.875          1,947.39         74
                                       7.625          1,947.39      320,000.00
    BOISE            ID   83712          2            12/30/92         00
    5800446                              05           03/01/93          0
    5800446                              O            02/01/13
    0


    1809098          593/593             F           25,000.00         ZZ
                                         240         17,679.45          1
    2360 NE MEADOWS LN                10.125            243.33         53
                                       9.875            243.33       47,500.00
    BEND             OR   97701          5            03/02/88         00
    5828413                              05           05/01/88          0
    5828413                              O            04/01/08
    0


    1809099          593/593             F           73,523.30         ZZ
                                         351         71,119.82          1
1


    356  SILVER HILLS CIR              7.625            523.89         48
                                       7.375            523.89      154,000.00
    SALEM            OR   97306          4            06/06/96         00
    5829957                              05           08/01/96          0
    5829957                              O            10/01/25
    0


    1809100          593/593             F          243,074.55         ZZ
                                         332        226,697.96          1
    6700 E EMIGRATION CANYON RD        8.250          1,862.67         75
                                       8.000          1,862.67      328,000.00
    SALT LAKE CITY   UT   84108          2            01/08/97         00
    5900329                              05           02/01/97          0
    5900329                              O            09/01/24
    0


    1809102          593/593             F           56,250.00         ZZ
                                         360         54,087.99          1
    1611 SE ROSS COURT                 7.910            409.22         77
                                       7.660            409.22       74,000.00
    ALBUQUERQUE      NM   87106          1            10/10/94         00
    5906367                              05           12/01/94          0
    5906367                              O            11/01/24
    0


    1809103          593/593             F          105,729.47         ZZ
                                         346        102,871.27          1
    943-945 SPRUCE                     8.250            801.80         72
                                       8.000            801.80      148,000.00
    COEUR D'ALENE    ID   83814          5            11/01/95         00
    5906771                              05           02/01/96          0
    5906771                              O            11/01/24
    0


    1809104          593/593             F           92,509.94         ZZ
                                         332         91,143.53          1
    10971 S PLEASANT HILL CIRCLE       8.675            736.12         58
                                       8.425            736.12      160,000.00
    SANDY            UT   84092          1            04/14/97         00
    5909122                              05           05/01/97          0
    5909122                              O            12/01/24
    0


    1809105          593/593             F          241,946.39         ZZ
                                         324        239,534.87          1
    4598 W RAMBLIN COURT               8.000          1,824.95         73
                                       7.750          1,824.95      333,000.00
    MERIDIAN         ID   83642          5            11/04/97         12
    5909445                              06           01/01/98         20
1


    5909445                              O            12/01/24
    0


    1809106          593/593             F          230,614.94         ZZ
                                         345        217,512.49          1
    6790 W CENTER                      7.750          1,670.66         77
                                       7.500          1,670.66      300,000.00
    PETERSBORO       UT   84325          1            04/02/96         12
    5910047                              05           04/01/96         20
    5910047                              O            12/01/24
    0


    1809107          593/593             F          297,260.00         ZZ
                                         347        289,102.34          1
    1078 E BIRDIE CIRCLE               7.750          2,150.12         78
                                       7.500          2,150.12      385,000.00
    NORTH SALT LAKE  UT   84054          1            03/06/96         12
    5913116                              05           04/01/96         25
    5913116                              O            02/01/25
    0


    1809108          593/593             F          250,000.00         ZZ
                                         360        243,576.62          1
    2731 N HOLLYBROOK PL               8.625          1,944.48         80
                                       8.375          1,944.48      314,000.00
    EAGLE            ID   83616          1            08/29/95         00
    6005664                              05           10/01/95          0
    6005664                              O            09/01/25
    0


    1809110          593/593             F          367,850.00         ZZ
                                         360        358,868.70          1
    2181 N MOONCREST                   8.125          2,731.28         80
                                       7.875          2,731.28      460,000.00
    EAGLE            ID   83616          4            04/24/96         00
    6006365                              03           06/01/96          0
    6006365                              O            05/01/26
    0


    1809113          593/593             F          301,400.00         ZZ
                                         360        295,855.07          1
    2710 E TABLE ROCK ROAD             8.375          2,290.86         77
                                       8.125          2,290.86      394,000.00
    BOISE            ID   83712          4            04/09/96         00
    6008023                              05           09/01/96          0
    6008023                              O            08/01/26
    0


1


    1809114          593/593             F          308,000.00         ZZ
                                         360        300,007.44          1
    2771 W CONIFER DRIVE               7.625          2,180.01         73
                                       7.375          2,180.01      425,000.00
    EAGLE            ID   83616          1            02/23/96         00
    6008940                              03           04/01/96          0
    6008940                              O            03/01/26
    0


    1809115          593/593             F          440,000.00         ZZ
                                         360        427,808.33          1
    4565  GOLDENROD AVE.               8.250          3,305.58         80
                                       8.000          3,305.58      550,000.00
    MERIDIAN         ID   83642          4            12/28/95         00
    6009229                              05           02/01/96          0
    6009229                              O            01/01/26
    0


    1809116          593/593             F          450,000.00         ZZ
                                         360        144,953.08          1
    6028 W HOLLILYNN DRIVE             8.625          3,500.06         68
                                       8.375          3,500.06      665,000.00
    BOISE            ID   83709          4            05/16/96         00
    6010920                              05           01/01/97          0
    6010920                              O            12/01/26
    0


    1809117          593/593             F          244,000.00         ZZ
                                         360        239,439.96          1
    3752 N CROFT WAY                   8.500          1,876.15         76
                                       8.250          1,876.15      325,000.00
    EAGLE            ID   83616          1            06/26/96         00
    6011647                              03           08/01/96          0
    6011647                              O            07/01/26
    0


    1809118          593/593             F          273,500.00         ZZ
                                         360        269,763.90          1
    4695  OLD VALLEY ROAD              8.250          2,054.72         78
                                       8.000          2,054.72      355,000.00
    EAGLE            ID   83616          4            09/30/96         00
    6011845                              05           05/01/97          0
    6011845                              O            04/01/27
    0


    1809119          593/593             F          255,200.00         ZZ
                                         360        252,524.70          1
    4786 N LAKE SHORE PL               8.375          1,939.71         80
                                       8.125          1,939.71      320,000.00
1


    BOISE            ID   83703          1            06/19/97         00
    6015945                              05           08/01/97          0
    6015945                              O            07/01/27
    0


    1809120          593/593             F          320,000.00         ZZ
                                         360        308,821.55          1
    3064 E EAGLE VIEW LANE             7.375          2,210.17         80
                                       7.125          2,210.17      400,000.00
    MERIDIAN         ID   83642          1            04/01/96         00
    6052138                              05           06/01/96          0
    6052138                              O            05/01/26
    0


    1809121          593/593             F           41,000.00         ZZ
                                         360         38,948.31          1
    800 N 375 EAST                     9.000            329.90         72
                                       8.750            329.90       57,000.00
    RUPERT           ID   83350          5            02/23/95         00
    6106157                              05           04/01/95          0
    6106157                              O            03/01/25
    0


    1809123          593/593             F          232,000.00         T
                                         360        229,429.60          1
    18810  HIGHWAY 30                  7.750          1,662.08         80
                                       7.500          1,662.08      290,000.00
    HAGERMAN         ID   83332          2            07/18/97         00
    6121875                              05           09/01/97          0
    6121875                              O            08/01/27
    0


    1809124          593/593             F          372,500.00         T
                                         360        366,157.92          1
    120 HIGH COUNTRY LN #C-2           7.875          2,700.89         59
                                       7.625          2,700.89      635,000.00
    SUN VALLEY       ID   83353          1            11/18/96         00
    6129399                              08           01/01/97          0
    6129399                              O            12/01/26
    0


    1809125          593/593             F          351,300.00         ZZ
                                         360        345,875.53          1
    135  GRADUATE DRIVE                7.875          2,547.17         56
                                       7.625          2,547.17      630,000.00
    KETCHUM          ID   83340          2            01/02/97         00
    6129688                              03           03/01/97          0
    6129688                              O            02/01/27
    0
1




    1809126          593/593             F           78,750.00         ZZ
                                         360         77,701.93          1
    335 W 350 N.                       9.500            662.18         75
                                       9.250            662.18      105,000.00
    BLACKFOOT        ID   83221          5            10/28/96         00
    6155337                              05           12/01/96          0
    6155337                              O            11/01/26
    0


    1809127          593/593             F          348,800.00         ZZ
                                         360        336,339.96          1
    485 N 2300 EAST                    8.125          2,589.84         80
                                       7.875          2,589.84      436,000.00
    ST. ANTHONY      ID   83445          2            12/26/95         00
    6220198                              05           02/01/96          0
    6220198                              O            01/01/26
    0


    1809128          593/593             F          226,876.07         ZZ
                                         322        223,988.05          1
    S 905  RIVERSIDE CIRCU             8.125          1,733.50         76
                                       7.875          1,733.50      300,000.00
    POST FALLS       ID   83854          1            09/04/97         10
    6328850                              03           10/01/97         25
    6328850                              O            07/01/24
    0


    1809129          593/593             F          261,000.00         ZZ
                                         360        250,158.24          1
    4205 WHITETAIL CROSSING RD         8.125          1,937.92         53
                                       7.875          1,937.92      495,000.00
    COEUR D'ALENE    ID   83814          1            05/02/94         00
    6329700                              05           07/01/94          0
    6329700                              O            06/01/24
    0


    1809130          593/593             F          226,219.57         ZZ
                                         326        223,426.16          1
    8102  SUMMIT DRIVE                 8.125          1,722.59         78
                                       7.875          1,722.59      290,000.00
    COEUR D'ALENE    ID   83814          1            09/03/97         00
    6333009                              06           10/01/97          0
    6333009                              O            11/01/24
    0


    1809132          593/593             F           66,500.00         ZZ
                                         360         64,828.22          1
1


    1913  WILLOW ROAD                  8.250            499.60         70
                                       8.000            499.60       96,000.00
    COEUR D'ALENE    ID   83814          5            11/17/95         00
    6336390                              05           01/01/96          0
    6336390                              O            12/01/25
    0


    1809133          593/593             F           59,800.00         ZZ
                                         360         58,296.81          1
    1914  WILLOW ROAD                  8.250            449.26         62
                                       8.000            449.26       97,000.00
    COEUR D'ALENE    ID   83814          2            11/15/95         00
    6336457                              05           01/01/96          0
    6336457                              O            12/01/25
    0


    1809134          593/593             F           59,800.00         ZZ
                                         360         58,296.81          1
    1921 SATRE AVENUE                  8.250            449.26         63
                                       8.000            449.26       96,000.00
    COEUR D'ALENE    ID   83814          2            11/15/95         00
    6336465                              05           01/01/96          0
    6336465                              O            12/01/25
    0


    1809135          593/593             F           59,800.00         ZZ
                                         360         58,296.81          1
    1908 WILLOW ROAD                   8.250            449.26         63
                                       8.000            449.26       96,000.00
    COEUR D'ALENE    ID   83814          2            11/15/95         00
    6336473                              05           01/01/96          0
    6336473                              O            12/01/25
    0


    1809136          593/593             F           59,850.00         ZZ
                                         360         58,345.40          1
    1920 WILLOW ROAD                   8.250            449.64         63
                                       8.000            449.64       96,000.00
    COEUR D'ALENE    ID   83814          2            11/15/95         00
    6336499                              03           01/01/96          0
    6336499                              O            12/01/25
    0


    1809140          593/593             F          387,700.00         ZZ
                                         360        379,289.61          1
    601  EUCLID AVENUE                 8.375          2,946.81         71
                                       8.125          2,946.81      550,000.00
    SANDPOINT        ID   83864          2            05/29/96         00
    6394530                              05           08/01/96          0
1


    6394530                              O            07/01/26
    0


    1809141          593/593             F          400,000.00         ZZ
                                         360        394,416.16          1
    1860 E WASATCH DRIVE               8.125          2,969.99         89
                                       7.875          2,969.99      450,000.00
    OGDEN            UT   84403          1            02/12/97         04
    6409866                              05           04/01/97         17
    6409866                              O            03/01/27
    0


    1809142          593/593             F          331,000.00         ZZ
                                         360        325,611.02          1
    1963 E CHEROKEE CIRCLE             9.000          2,663.31         78
                                       8.750          2,663.31      425,000.00
    OGDEN            UT   84403          1            07/18/96         00
    6409908                              05           09/01/96          0
    6409908                              O            08/01/26
    0


    1809144          593/593             F          450,000.00         ZZ
                                         360        442,517.70          1
    6037 S SPRING CANYON RD            7.750          3,223.86         70
                                       7.500          3,223.86      650,000.00
    OGDEN            UT   84403          2            12/27/96         00
    6411615                              05           02/01/97          0
    6411615                              O            01/01/27
    0


    1809145          593/593             F          349,000.00         ZZ
                                         360        339,961.45          1
    338 W QUAIL RUN RD.                7.375          2,410.46         77
                                       7.125          2,410.46      455,000.00
    FARMINGTON       UT   84025          2            03/27/96         00
    6440366                              05           05/01/96          0
    6440366                              O            04/01/26
    0


    1809147          593/593             F          395,111.62         ZZ
                                         347        392,613.61          1
    1870  EVENING STAR DR              7.765          2,861.95         71
                                       7.515          2,861.95      560,000.00
    PARK CITY        UT   84060          1            01/27/98         00
    6519573                              05           04/01/98          0
    6519573                              O            02/01/27
    0


1


    1809150          593/593             F          300,000.00         ZZ
                                         360        292,409.93          1
    155 N ALTA STREET                  7.500          2,097.65         75
                                       7.250          2,097.65      400,000.00
    SALT LAKE CITY   UT   84103          1            02/28/96         00
    6581375                              05           05/01/96          0
    6581375                              O            04/01/26
    0


    1809151          593/593             F          268,000.00         ZZ
                                         360        262,327.54          1
    776 N E CAPITOL BLVD               8.250          2,013.40         80
                                       8.000          2,013.40      335,000.00
    SALT LAKE CITY   UT   84103          1            04/25/96         00
    6587240                              05           06/01/96          0
    6587240                              O            05/01/26
    0


    1809153          593/593             F          245,000.00         ZZ
                                         360        240,126.52          1
    2768 S GRAND OAK CIRCLE            8.250          1,840.61         73
                                       8.000          1,840.61      338,000.00
    BOUNTIFUL        UT   84010          1            08/22/96         00
    6594402                              05           10/01/96          0
    6594402                              O            09/01/26
    0


    1809154          593/593             F          336,000.00         ZZ
                                         360        330,719.49          1
    3011  MEADOWS DRIVE                8.750          2,643.32         79
                                       8.500          2,643.32      430,000.00
    PARK CITY        UT   84060          1            09/06/96         00
    6595409                              05           11/01/96          0
    6595409                              O            10/01/26
    0


    1809155          593/593             F          235,000.00         ZZ
                                         360        228,517.71          1
    1681 W SILVER SPRINGS RD           8.250          1,765.48         75
                                       8.000          1,765.48      314,000.00
    PARK CITY        UT   84060          2            08/25/95         00
    6623441                              06           10/01/95          0
    6623441                              O            09/01/25
    0


    1809156          593/593             F          255,000.00         ZZ
                                         360        251,340.00          1
    550 SANTA FE HEIGHTS               8.250          1,915.73         52
                                       8.000          1,915.73      493,000.00
1


    BLANDING         UT   84511          2            01/17/97         00
    6627954                              05           03/01/97          0
    6627954                              O            02/01/27
    0


    1809158          593/593             F           78,850.00         ZZ
                                         360         76,602.28          1
    1104  SHONTO PLACE                 7.750            564.90         95
                                       7.500            564.90       83,000.00
    HENDERSON        NV   89015          1            10/30/95         12
    6634067                              05           12/01/95         30
    6634067                              O            11/01/25
    0


    1809159          593/593             F          242,500.00         ZZ
                                         360        235,109.84          1
    2472  RAM CROSSING WAY             7.875          1,758.30         71
                                       7.625          1,758.30      345,000.00
    HENDERSON        NV   89014          1            07/20/95         00
    6641252                              05           09/01/95          0
    6641252                              O            08/01/25
    0


    1809160          593/593             F          249,504.00         ZZ
                                         360        243,907.35          1
    8360  LAS LUNAS WAY                7.750          1,787.48         95
                                       7.500          1,787.48      262,700.00
    LAS VEGAS        NV   89129          1            05/22/96         12
    6641963                              05           07/01/96         22
    6641963                              O            06/01/26
    0


    1809162          593/593             F           50,000.00         ZZ
                                         360         48,970.77          1
    251 E 1500 SOUTH                   8.000            366.89         50
                                       7.750            366.89      101,000.00
    OREM             UT   84058          2            06/06/96         00
    6667703                              05           08/01/96          0
    6667703                              O            07/01/26
    0


    1809163          593/593             F          304,000.00         ZZ
                                         360        299,417.11          1
    1536 E TOMAHAWK DRIVE              8.500          2,337.50         80
                                       8.250          2,337.50      380,000.00
    SALT LAKE CITY   UT   84103          1            11/20/96         00
    6686042                              05           01/01/97          0
    6686042                              O            12/01/26
    0
1




    1809164          593/593             F          290,000.00         ZZ
                                         360        284,942.23          1
    1358  YALE AVENUE                  7.750          2,077.60         75
                                       7.500          2,077.60      390,000.00
    SALT LAKE CITY   UT   84105          5            12/02/96         00
    6688303                              05           01/01/97          0
    6688303                              O            12/01/26
    0


    1809165          593/593             F          268,000.00         ZZ
                                         360        261,739.91          1
    351 E SEVENTH AVENUE               7.625          1,896.89         80
                                       7.375          1,896.89      335,000.00
    SALT LAKE CITY   UT   84103          1            01/15/97         00
    6690796                              05           03/01/97          0
    6690796                              O            02/01/27
    0


    1809167          593/593             F          392,400.00         ZZ
                                         360        381,763.63          1
    55 S 400 EAST                      7.500          2,743.72         72
                                       7.250          2,743.72      550,000.00
    LINDON           UT   84042          1            01/30/96         00
    6720395                              05           03/01/96          0
    6720395                              O            02/01/26
    0


    1809170          593/593             F          350,000.00         ZZ
                                         360        344,197.79          1
    586  VIA VENTANA DR                8.250          2,629.44         36
                                       8.000          2,629.44      975,000.00
    MESQUITE         NV   89024          5            10/16/96         00
    6755136                              05           12/01/96          0
    6755136                              O            11/01/26
    0


    1809171          593/593             F          360,000.00         ZZ
                                         360        350,277.57          1
    2140  REDBIRD DRIVE                8.500          2,768.09         80
                                       8.250          2,768.09      450,000.00
    LAS VEGAS        NV   89134          1            08/07/95         00
    6767388                              06           10/01/95          0
    6767388                              O            09/01/25
    0


    1809174          593/593             F          345,000.00         ZZ
                                         360        339,003.76          1
1


    10112 NE SAN BERNARDINO            8.000          2,531.49         69
                                       7.750          2,531.49      500,000.00
    ALBUQUERQUE      NM   87122          5            01/15/97         00
    6784508                              03           03/01/97          0
    6784508                              O            02/01/27
    0


    1809175          593/593             F          400,000.00         ZZ
                                         360        394,116.70          1
    10580 WILSHIRE BLVD #65            8.125          2,969.99         47
                                       7.875          2,969.99      855,000.00
    LOS ANGELES      CA   90024          1            01/30/97         00
    6784581                              06           03/01/97          0
    6784581                              O            02/01/27
    0


    1809176          593/593             F           77,550.97         ZZ
                                         325         76,657.97          1
    4993 NW BUTTE PLACE                8.125            591.03         74
                                       7.875            591.03      105,000.00
    ALBUQUERQUE      NM   87120          1            08/15/97         00
    6803985                              06           11/01/97          0
    6803985                              O            11/01/24
    0


    1809177          593/593             F          305,500.00         ZZ
                                         360        298,985.25          1
    212 NE SPRING CREEK PL             7.875          2,215.09         90
                                       7.625          2,215.09      339,500.00
    ALBUQUERQUE      NM   87122          1            11/13/96         11
    6808372                              05           01/01/97         25
    6808372                              O            12/01/26
    0


    1809178          593/593             F          244,000.00         ZZ
                                         360        227,968.40          1
    3049  CLIFF PALACE                 7.625          1,727.02         80
                                       7.375          1,727.02      305,000.00
    SANTA FE         NM   87505          4            12/29/95         00
    6830673                              03           08/01/96          0
    6830673                              O            07/01/26
    0


    1809179          593/593             F          232,800.00         ZZ
                                         360        227,380.01          1
    21  WARBONNET ROAD                 7.750          1,667.81         80
                                       7.500          1,667.81      291,000.00
    ROCK SPRINGS     WY   82901          1            04/26/96         00
    6899488                              05           06/01/96          0
1


    6899488                              O            05/01/26
    0


    1809180          593/593             F          236,000.00         ZZ
                                         360        232,524.78          1
    305 SE 41ST AVENUE                 8.375          1,793.78         79
                                       8.125          1,793.78      300,000.00
    PORTLAND         OR   97214          1            12/19/96         00
    6935944                              05           02/01/97          0
    6935944                              O            01/01/27
    0


    1809181          593/593             F          236,250.00         ZZ
                                         360        233,050.40          1
    548 NE 24TH STREET                 8.000          1,733.52         75
                                       7.750          1,733.52      315,000.00
    GRESHAM          OR   97030          5            03/12/97         00
    6937304                              05           05/01/97          0
    6937304                              O            04/01/27
    0


    1809182          593/593             F          350,000.00         ZZ
                                         360        345,259.81          1
    668 S WILDFLOWER CIRCLE            8.000          2,568.18         68
                                       7.750          2,568.18      520,000.00
    NORTH SALT       UT   84054          1            03/28/97         00
    6945422                              05           05/01/97          0
    6945422                              O            04/01/27
    0


    1809183          593/593             F          700,000.00         ZZ
                                         360        691,048.96          1
    8449 S ROBIDOUX ROAD               8.000          5,136.36         80
                                       7.750          5,136.36      875,000.00
    SANDY            UT   84093          2            04/11/97         00
    6946701                              05           06/01/97          0
    6946701                              O            05/01/27
    0


    1809184          593/593             F          700,000.00         ZZ
                                         360        691,478.15          1
    6141 S 2300 EAST                   8.250          5,258.87         56
                                       8.000          5,258.87    1,250,000.00
    SALT LAKE CITY   UT   84121          5            04/11/97         00
    6946727                              05           06/01/97          0
    6946727                              O            05/01/27
    0


1


    1809185          593/593             F          247,500.00         ZZ
                                         360        244,733.54          1
    2140 E COTTONWOOD COVE LN          8.375          1,881.18         75
                                       8.125          1,881.18      330,000.00
    SALT LAKE CITY   UT   84121          1            05/29/97         00
    6947378                              05           07/01/97          0
    6947378                              O            06/01/27
    0


    1809719          593/593             F          288,000.00         ZZ
                                         360        280,750.98          1
    5185 E REDONDA CIRCLE              8.000          2,113.25         90
                                       7.750          2,113.25      320,000.00
    IDAHO FALLS      ID   83406          1            02/24/97         10
    6225312                              05           04/01/97         20
    6225312                              O            03/01/27
    0


    1809725          593/593             F          280,000.00         ZZ
                                         360        276,185.86          1
    1712 E MUELLER PARK RD             8.250          2,103.55         63
                                       8.000          2,103.55      450,000.00
    BOUNTIFUL        UT   84010          2            02/14/97         00
    6457600                              05           04/01/97          0
    6457600                              O            03/01/27
    0


    1809731          593/593             F          560,000.00         T
                                         360        553,423.50          1
    1166 PINNACLE DRIVE                8.125          4,157.99         80
                                       7.875          4,157.99      700,000.00
    PARK CITY        UT   84060          1            05/30/97         00
    6677389                              06           07/01/97          0
    6677389                              O            06/01/27
    0


    1809735          593/593             F          280,000.00         ZZ
                                         360        275,670.48          1
    3655 RIM VIEW CIRCLE               8.125          2,079.00         80
                                       7.875          2,079.00      350,000.00
    SANTA CLARA      UT   84765          4            12/30/96         00
    6753446                              05           02/01/97          0
    6753446                              O            01/01/27
    0


    1809740          593/593             F          245,000.00         ZZ
                                         360        241,736.32          1
    195 PALMER LANE                    9.125          1,993.41         74
                                       8.875          1,993.41      333,000.00
1


    MESQUITE         NV   89024          2            10/30/96         00
    6758718                              05           01/01/97          0
    6758718                              O            12/01/26
    0


    1811464          638/G61             F          500,000.00         ZZ
                                         312        468,073.12          1
    128 HOOLAKO PLACE                  8.000          3,611.81         70
                                       7.750          3,611.81      721,742.00
    HONOLULU         HI   96825          4            11/04/97         00
    0179663                              03           02/01/98          0
    7223581                              O            01/01/24
    0


    1813550          A75/G61             F          288,000.00         ZZ
                                         360        287,582.76          1
    9 CALLISON LANE                    9.625          2,447.97         87
                                       9.375          2,447.97      332,450.00
    VOORHEES         NJ   08043          1            07/27/98         00
    0179887                              05           09/01/98          0
    9604004124                           O            08/01/28
    0


    1819087          287/047             F          360,000.00         ZZ
                                         310         21,887.44          1
    2680 DEER HOLLOW DR               10.000            270.48         64
                                       9.750            270.48      565,000.00
    HUDSON           OH   44236          1            07/01/94         00
    174429456                            05           07/01/94          0
    174429456                            O            04/01/20
    0


    1819144          287/047             F          250,890.06         ZZ
                                         259        212,325.92          1
    1700 WOODPLACE                     8.000          2,031.86         88
                                       7.750          2,031.86      287,750.00
    LONGVIEW         TX   75606          1            02/14/92         00
    174493296                            05           03/01/92          0
    174493296                            O            09/01/13
    0


    1819145          287/047             F          229,002.00         ZZ
                                         267        198,848.27          1
    1302 CORNELL                       8.000          1,803.53         92
                                       7.750          1,803.53      250,000.00
    LONGVIEW         TX   75601          1            02/13/92         14
    174493304                            05           02/25/93         22
    174493304                            O            04/25/15
    0
1




    1819268          287/047             F          270,000.00         ZZ
                                         360        250,342.18          1
    2138 BOSHART WAY                   7.125          1,819.04         70
                                       6.875          1,819.04      390,000.00
    TOLEDO           OH   43606          1            09/01/92         00
    174689950                            05           11/01/92          0
    174689950                            O            10/01/22
    0


    1819270          287/047             F          704,000.00         ZZ
                                         360        664,774.47          1
    7300 LEE RD                        7.750          5,043.55         80
                                       7.500          5,043.55      880,000.00
    WESTERVILLE      OH   43081          2            06/09/93         00
    174695684                            05           08/01/93          0
    174695684                            O            07/01/23
    0


    1819387          287/047             F          242,272.68         ZZ
                                         311        174,282.08          1
    308 JENKINS ROAD                   8.500          1,931.11         70
                                       8.250          1,931.11      350,000.00
    ALEDO            TX   76008          1            07/29/92         00
    174822825                            05           10/01/92          0
    174822825                            O            08/01/18
    0


    1819393          287/047             F          234,267.73         ZZ
                                         317        212,983.47          1
    2412 COLONIAL PARKWAY              7.625          1,719.45         69
                                       7.375          1,719.45      340,000.00
    FORT WORTH       TX   76109          1            02/01/94         00
    174823567                            05           03/01/94          0
    174823567                            O            07/01/20
    0


    1819395          287/047             F          202,300.00         ZZ
                                         331        186,779.38          1
    6807 PEMBERTON DR                  8.000          1,516.85         75
                                       7.750          1,516.85      270,000.00
    DALLAS           TX   75230          2            10/01/92         00
    174825638                            05           11/01/92          0
    174825638                            O            05/01/20
    0


    1819396          287/047             F          365,562.25         ZZ
                                         326        334,252.75          1
1


    901 BERKSHIRE WAY                  7.875          2,721.67         79
                                       7.625          2,721.67      465,000.00
    FAIRVIEW         TX   75069          1            08/01/92         00
    174826081                            05           09/01/92          0
    174826081                            O            10/01/19
    0


    1819397          287/047             F          481,261.96         ZZ
                                         315        436,928.34          1
    2800 PINNACLE COURT                6.375          3,150.33         72
                                       6.125          3,150.33      670,000.00
    PLANO            TX   75093          1            09/01/93         00
    174826099                            05           10/01/93          0
    174826099                            O            12/01/19
    0


    1819414          287/047             F          295,609.54         ZZ
                                         330        274,386.47          1
    3817 NORMANDY                      7.000          2,020.83         62
                                       6.750          2,020.83      480,000.00
    HIGHLAND PARK    TX   75205          1            11/01/93         00
    174829820                            05           12/01/93          0
    174829820                            O            05/01/21
    0


    1819415          287/047             F          350,000.00         ZZ
                                         360        330,785.66          1
    1 WEST BROAD OAKS DRIVE            9.375          2,911.13         55
                                       9.125          2,911.13      640,000.00
    HOUSTON          TX   77056          1            03/25/92         00
    174829952                            05           05/01/92          0
    174829952                            O            04/01/22
    0


    1819455          287/047             F          240,000.00         ZZ
                                         360        226,664.38          1
    1352 TERRANCE RD NW                7.875          1,740.17         93
                                       7.625          1,740.17      259,000.00
    NEW PHILADELPHI  OH   44663          2            05/06/93         14
    174867846                            05           07/01/93         22
    174867846                            O            06/01/23
    0


    1819457          287/047             F          336,800.00         ZZ
                                         360        208,534.59          1
    9644 CASITAS DEL RIO DR E          8.000          2,471.32        100
                                       7.750          2,471.32      338,937.00
    SCOTTSDALE       AZ   85255          2            07/06/93         00
    174874230                            05           09/01/93          0
1


    174874230                            O            08/01/23
    0


    1819458          287/047             F          270,000.00         ZZ
                                         360        253,187.30          1
    2418 MONTEBELLO AV E               7.625          1,895.92         75
                                       7.375          1,895.92      360,000.00
    PHOENIX          AZ   85016          2            08/10/93         00
    174878405                            05           10/01/93          0
    174878405                            O            09/01/23
    0


    1819461          287/047             F          236,800.00         ZZ
                                         353         99,854.55          1
    8717 ST RT 61                      7.750            774.66        100
                                       7.500            774.66      138,000.00
    BERLIN HEIGHTS   OH   44814          1            03/12/94         00
    174879601                            05           03/01/94          0
    174879601                            O            07/01/23
    0


    1819462          287/047             F          255,650.00         ZZ
                                         360        241,444.36          1
    817 JUANITA AV E                   7.875          1,853.64         77
                                       7.625          1,853.64      335,000.00
    GILBERT          AZ   85234          2            05/20/93         00
    174880450                            05           07/01/93          0
    174880450                            O            06/01/23
    0


    1819464          287/047             F          408,800.00         ZZ
                                         360        381,706.68          1
    6201 MONTECITO AV E                7.875          3,164.78         80
                                       7.625          3,164.78      511,000.00
    PHEONIX          AZ   85018          1            05/28/93         00
    174882522                            05           07/01/93          0
    174882522                            O            06/01/23
    0


    1819470          287/047             F          240,000.00         ZZ
                                         360        226,664.38          1
    3354 LOUISE ST                     7.875          1,740.17         75
                                       7.625          1,740.17      320,000.00
    KINGMAN          AZ   86401          1            05/19/93         00
    174886135                            05           07/01/93          0
    174886135                            O            06/01/23
    0


1


    1819471          287/047             F          358,900.00         ZZ
                                         304        325,505.77          1
    858 SPARROW CT E                   8.000          2,528.53         87
                                       7.750          2,528.53      415,000.00
    FRESNO           CA   93720          2            11/07/97         00
    174886200                            05           02/01/98          0
    174886200                            O            05/01/23
    0


    1819472          287/047             F          391,500.00         ZZ
                                         360        368,955.03          1
    6044 YUCCA ST E                    7.750          2,804.76         80
                                       7.500          2,804.76      495,000.00
    PHOENIX          AZ   85254          2            06/24/93         00
    174888651                            05           08/01/93          0
    174888651                            O            07/01/23
    0


    1819473          287/047             F          352,000.00         ZZ
                                         360        331,122.26          1
    60 MANZANITA LN                    7.375          2,431.18         80
                                       7.125          2,431.18      440,000.00
    SEDONA           AZ   86336          2            07/19/93         00
    174888776                            05           09/01/93          0
    174888776                            O            08/01/23
    0


    1819474          287/047             F          950,000.00         ZZ
                                         360        898,351.00          1
    5448 VALLE VISTA RD E              8.000          6,970.77         64
                                       7.750          6,970.77    1,500,000.00
    PHOENIX          AZ   85018          2            05/19/93         00
    174889576                            05           07/01/93          0
    174889576                            O            06/01/23
    0


    1819476          287/047             F          450,000.00         ZZ
                                         360        316,722.90          1
    9128 55TH ST N                     7.875          3,262.82         59
                                       7.625          3,262.82      770,000.00
    PARADISE VALLEY  AZ   85253          2            06/04/93         00
    174891242                            05           08/01/93          0
    174891242                            O            07/01/23
    0


    1819481          287/047             F          340,000.00         ZZ
                                         360        320,505.90          1
    10198 PARADISE DR E                7.875          2,465.24         80
                                       7.625          2,465.24      425,000.00
1


    SCOTTSDALE       AZ   85260          2            05/20/93         00
    174897298                            05           07/01/93          0
    174897298                            O            06/01/23
    0


    1819483          287/047             F          700,000.00         ZZ
                                         360        659,428.79          1
    5579 WALKER WOODS LN               7.875          5,075.49         68
                                       7.625          5,075.49    1,030,000.00
    SALT LAKE CITY   UT   84117          2            05/25/93         00
    174897652                            05           07/01/93          0
    174897652                            O            06/01/23
    0


    1819496          287/047             F          335,600.00         ZZ
                                         360        315,905.28          1
    100 HERMITAGE RD                   7.000          2,232.76         80
                                       6.750          2,232.76      419,500.00
    CHARLOTTE        NC   28207          1            10/15/93         00
    174903096                            05           12/01/93          0
    174903096                            O            11/01/23
    0


    1819524          287/047             F          265,000.00         ZZ
                                         360        233,386.72          1
    1330 VALLEY RD NW                  7.375          1,830.29         67
                                       7.125          1,830.29      400,000.00
    NEW PHILADELPHI  OH   44663          2            09/09/93         00
    175019322                            05           11/01/93          0
    175019322                            O            10/01/23
    0


    1819532          287/047             F          240,000.00         ZZ
                                         360        227,175.69          1
    780 LAZELLE ST S                   7.500          1,678.12         83
                                       7.250          1,678.12      290,000.00
    COLUMBUS         OH   43206          2            11/12/93         00
    175032069                            05           01/01/94          0
    175032069                            O            12/01/23
    0


    1819533          287/047             F          422,000.00         ZZ
                                         342        305,117.04          1
    6823 BROOK RD                      9.500          2,667.98        100
                                       9.250          2,667.98      334,000.00
    CELEDONIA        WI   53406          2            02/27/95         14
    175043595                            05           05/01/95         22
    175043595                            O            10/01/23
    0
1




    1819534          287/047             F          319,500.00         ZZ
                                         360        300,252.03          1
    11262 BERYL AVE E                  7.125          2,152.54         75
                                       6.875          2,152.54      430,000.00
    SCOTTSDALE       AZ   85259          1            08/25/93         00
    175044304                            05           10/01/93          0
    175044304                            O            09/01/23
    0


    1819537          287/047             F          282,000.00         ZZ
                                         360        260,926.27          1
    9925 131ST PL N                    7.125          1,899.89         77
                                       6.875          1,899.89      370,000.00
    SCOTTSDALE       AZ   85259          2            10/26/93         00
    175049592                            05           12/01/93          0
    175049592                            O            11/01/23
    0


    1819538          287/047             F          275,500.00         ZZ
                                         360        253,345.93          1
    12990 TURQUOISE AV E               7.125          1,856.10         71
                                       6.875          1,856.10      390,000.00
    SCOTTSDALE       AZ   85259          2            10/28/93         00
    175051440                            05           12/01/93          0
    175051440                            O            11/01/23
    0


    1819540          287/047             F          375,000.00         ZZ
                                         360        353,885.81          1
    5356 VALLE VISTA RD E              7.125          2,526.45         60
                                       6.875          2,526.45      625,000.00
    PHOENIX          AZ   85018          2            11/01/93         00
    175055607                            05           01/01/94          0
    175055607                            O            12/01/23
    0


    1819541          287/047             F          292,100.00         ZZ
                                         360        263,573.11          1
    9878 119TH PL N                    7.125          1,967.94         75
                                       6.875          1,967.94      389,469.00
    SCOTTSDALE       AZ   85259          1            11/10/93         00
    175061779                            05           01/01/94          0
    175061779                            O            12/01/23
    0


    1819546          287/047             F          375,000.00         ZZ
                                         360        349,352.18          1
1


    6201 VIA DE LA YERBA E             7.125          2,526.45         64
                                       6.875          2,526.45      590,000.00
    TUCSON           AZ   85715          2            10/07/93         00
    175064252                            05           12/01/93          0
    175064252                            O            11/01/23
    0


    1819547          287/047             F          438,750.00         ZZ
                                         360        413,001.98          1
    7159 40ST N                        7.000          2,919.02         65
                                       6.750          2,919.02      675,000.00
    SCOTTSDALE       AZ   85253          2            10/26/93         00
    175065408                            05           12/01/93          0
    175065408                            O            11/01/23
    0


    1819548          287/047             F          315,000.00         ZZ
                                         360        297,674.98          1
    38223 SOMERERO RD N                7.375          2,175.63         62
                                       7.125          2,175.63      508,064.00
    CAREFREE         AZ   85377          2            11/19/93         00
    175070101                            05           01/01/94          0
    175070101                            O            12/01/23
    0


    1819565          287/047             F          380,000.00         ZZ
                                         360        343,448.79          1
    9 SPRING CREEK PL                  7.500          2,657.02         75
                                       7.250          2,657.02      510,000.00
    LONGVIEW         TX   75604          2            03/04/94         00
    175114180                            05           05/01/94          0
    175114180                            O            04/01/24
    0


    1819566          287/047             F          227,800.00         ZZ
                                         360        216,255.16          1
    10035 PAMELA DR                    7.375          1,573.36         90
                                       7.125          1,573.36      254,500.00
    ROSCOE           IL   61073          2            02/18/94         14
    175127083                            05           04/01/94         17
    175127083                            O            03/01/24
    0


    1819573          287/047             F          425,000.00         ZZ
                                         360        354,704.19          1
    1395 REGAL CT                      7.375          2,935.37         68
                                       7.125          2,935.37      634,000.00
    BELLBROOK        OH   45440          2            03/16/94         00
    175139161                            05           05/01/94          0
1


    175139161                            O            04/01/24
    0


    1819578          287/047             F          270,000.00         ZZ
                                         360        248,797.96          1
    602 WOOSTER AV N                   7.750          1,934.32        100
                                       7.500          1,934.32      270,000.00
    DOVER            OH   44622          2            03/24/94         14
    175164409                            05           05/01/94         22
    175164409                            O            04/01/24
    0


    1820048          287/047             F          247,500.00         ZZ
                                         360        224,423.39          1
    11120 MAGNOLIA GLEN                7.750          1,773.12         84
                                       7.500          1,773.12      295,000.00
    SHREVEPORT       LA   71106          1            02/01/94         10
    175542463                            05           03/01/94         12
    175542463                            O            02/01/24
    0


    1820116          287/047             F          256,600.00         ZZ
                                         360        230,085.24          1
    4355 GLEN VISTA CT                 8.735          1,986.56         77
                                       8.485          1,986.56      333,500.00
    REDDING          CA   96002          2            07/01/93         00
    175563816                            05           09/01/93          0
    175563816                            O            08/01/23
    0


    1820117          287/047             F          284,750.00         ZZ
                                         360        267,715.46          1
    6210 MELBA AVE                     8.735          2,204.50         85
                                       8.485          2,204.50      335,000.00
    LOS ANGELES      CA   91367          2            07/01/93         11
    175563857                            05           09/01/93         12
    175563857                            O            08/01/23
    0


    1820119          287/047             F          242,250.00         ZZ
                                         360        227,619.82          1
    3240 CRYSTAL RIDGE C               8.610          1,855.10         95
                                       8.360          1,855.10      255,000.00
    CORONA           CA   91720          1            07/01/93         11
    175564020                            05           09/01/93         22
    175564020                            O            08/01/23
    0


1


    1820121          287/047             F          247,200.00         ZZ
                                         360        229,120.84          1
    937 ACAPULCO ST                    7.375          1,691.30         60
                                       7.125          1,691.30      412,000.00
    LAGUNA BEACH     CA   92651          2            07/01/93         00
    175564160                            05           09/01/93          0
    175564160                            O            08/01/23
    0


    1820127          287/047             F          267,000.00         ZZ
                                         360        235,487.00          1
    2283 HOGBACK RD                    9.750          2,293.95         79
                                       9.500          2,293.95      340,000.00
    SUNBURY          OH   43074          1            04/24/87         00
    175566793                            05           06/01/87          0
    175566793                            O            05/01/17
    0


    1820157          287/047             F          552,000.00         ZZ
                                         360        169,830.99          1
    2121S YORKTOWN P-5                 8.125          3,708.71         80
                                       7.875          3,708.71      690,000.00
    TULSA            OK   74114          2            11/01/81         00
    175592120                            06           01/01/82          0
    175592120                            O            12/01/11
    0


    1820170          287/047             F          290,035.05         ZZ
                                         284        261,661.19          1
    1707 GUILFORD LN                   7.000          2,093.11         74
                                       6.750          2,093.11      395,000.00
    NICHOLS HILLS    OK   73116          2            12/01/93         00
    175597806                            05           01/01/94          0
    175597806                            O            08/01/17
    0


    1820184          287/047             F          406,083.24         ZZ
                                         345        379,429.50          1
    1605 WESTMINSTER PL                7.750          2,941.82         93
                                       7.500          2,941.82      440,860.00
    NICHOLS HILLS    OK   73120          1            04/01/93         00
    175626456                            05           05/01/93          0
    175626456                            O            01/01/22
    0


    1820186          287/047             F          274,015.66         T
                                          84        269,592.86          1
    48 POTENTILLA LN                   7.375          1,892.56         66
                                       7.125          1,892.56      420,000.00
1


    KEYSTONE         CO   80435          2            03/01/97         00
    175628239                            05           04/01/97          0
    175628239                            O            03/01/04
    0


    1820188          287/047             F          247,615.16         ZZ
                                         239        207,717.27          1
    1301 TROONE DR                     7.000          1,919.76         84
                                       6.750          1,919.76      297,619.00
    EDMOND           OK   73003          2            09/01/93         00
    175628775                            05           10/01/93          0
    175628775                            O            08/01/13
    0


    1820189          287/047             F          550,000.00         ZZ
                                         360        524,221.40          1
    1901 N COLTRANE                    7.625          3,892.87         80
                                       7.375          3,892.87      695,000.00
    EDMOND           OK   73034          2            04/28/94         00
    175629930                            05           06/01/94          0
    175629930                            O            05/01/24
    0


    1820190          287/047             F          250,000.00         ZZ
                                         360        187,522.31          1
    7305 WAVERLY AVE                   7.750          1,791.03         72
                                       7.500          1,791.03      350,000.00
    NICHOLS HILLS    OK   73120          2            05/04/93         00
    175630672                            05           06/01/93          0
    175630672                            O            05/01/23
    0


    1820191          287/047             F          285,975.00         ZZ
                                         360        269,692.42          1
    2137 CROSSGATE                     7.625          2,024.11         91
                                       7.375          2,024.11      317,000.00
    OKLAHOMA CITY    OK   73170          1            06/04/93         00
    175630706                            05           08/01/93          0
    175630706                            O            07/01/23
    0


    1820192          287/047             F          291,721.00         ZZ
                                         360        275,246.65          1
    2345 TUTTINGTON                    7.750          2,089.93         92
                                       7.500          2,089.93      320,000.00
    OKLAHOMA CITY    OK   73170          1            07/21/93         11
    175631084                            05           09/01/93         22
    175631084                            O            08/01/23
    0
1




    1820195          287/047             F          259,350.00         ZZ
                                         360        243,829.04          1
    2341 TUTTINGTON                    7.000          1,725.46         90
                                       6.750          1,725.46      291,000.00
    OKLAHOMA CITY    OK   73170          2            09/30/93         19
    175631753                            05           11/01/93         17
    175631753                            O            10/01/23
    0


    1820199          287/047             F          935,000.00         ZZ
                                         360        882,539.78          1
    7220 COUNTRY CLUB DR               7.375          6,457.81         85
                                       7.125          6,457.81    1,100,000.00
    OKLAHOMA CITY    OK   73116          4            09/27/93         00
    175632074                            05           11/01/93          0
    175632074                            O            10/01/23
    0


    1820200          287/047             F          276,800.00         ZZ
                                         360        262,176.43          1
    1024 MANOR HILL DR                 7.375          1,911.79         80
                                       7.125          1,911.79      346,000.00
    NORMAN           OK   73072          2            12/17/93         00
    175632397                            05           02/01/94          0
    175632397                            O            01/01/24
    0


    1820215          287/047             F          235,000.00         ZZ
                                         360        221,268.68          1
    1121 BAVARIAN DR                   8.375          1,786.17         65
                                       8.125          1,786.17      365,000.00
    EDMOND           OK   73034          2            10/29/92         00
    175637446                            05           12/01/92          0
    175637446                            O            11/01/22
    0


    1820241          287/047             F          250,000.00         ZZ
                                         360        238,739.84          1
    1611 NORWOOD PLACE                 7.625          1,764.68         71
                                       7.375          1,764.68      355,000.00
    NICHOLS HILLS    OK   73114          2            08/22/94         00
    175706381                            05           10/01/94          0
    175706381                            O            09/01/24
    0


    1820244          287/047             F          247,500.00         ZZ
                                         360        239,159.56          1
1


    10301 GREEN VALLEY RD              8.625          1,925.03         90
                                       8.375          1,925.03      275,000.00
    OKLAHOMA CITY    OK   73151          2            10/27/94         04
    175707306                            05           12/01/94         17
    175707306                            O            11/01/24
    0


    1820249          287/047             F          348,000.00         ZZ
                                         360        335,636.52          1
    3151 S KEETONVILLE ROAD            8.500          2,675.82         75
                                       8.250          2,675.82      470,000.00
    CLAREMORE        OK   74017          2            10/25/94         00
    175709054                            05           12/01/94          0
    175709054                            O            11/01/24
    0


    1820259          287/047             F          270,000.00         ZZ
                                         360        260,174.16          1
    9123 WHISPERING OAKS               7.625          1,913.38         90
                                       7.375          1,913.38      300,000.00
    MIDWEST CITY     OK   73130          2            01/26/95         10
    175711050                            05           03/01/95         17
    175711050                            O            02/01/25
    0


    1820260          287/047             F          247,500.00         ZZ
                                         360        241,376.25          1
    321 E 19TH ST                      8.500          1,903.06         90
                                       8.250          1,903.06      275,000.00
    TULSA            OK   74120          1            10/30/95         01
    175711654                            05           12/01/95         25
    175711654                            O            11/01/25
    0


    1820271          287/047             F          392,350.00         ZZ
                                         360        378,587.27          1
    1724 RISING STAR LN                7.625          2,778.71         87
                                       7.375          2,778.71      455,000.00
    EDMOND           OK   73034          2            04/03/95         10
    175735893                            05           05/01/95         17
    175735893                            O            04/01/25
    0


    1820272          287/047             F          324,000.00         ZZ
                                         360        313,960.18          1
    1300 GLENWOOD AVE                  8.750          2,548.91         80
                                       8.500          2,548.91      407,000.00
    OKLAHOMA CITY    OK   73116          2            04/28/95         00
    175735919                            05           06/01/95          0
1


    175735919                            O            05/01/25
    0


    1820274          287/047             F          330,200.00         ZZ
                                         360        314,454.48          1
    14901 CARLINGFORD WAY              8.250          2,480.68         89
                                       8.000          2,480.68      375,000.00
    OKLAHOMA CITY    OK   73013          2            07/26/95         19
    175736073                            05           09/01/95         25
    175736073                            O            08/01/25
    0


    1820377          287/047             F          340,650.00         ZZ
                                         360        333,188.28          1
    5433 OAK LEAF DR                   7.875          2,469.95         90
                                       7.625          2,469.95      380,000.00
    TULSA            OK   74131          2            05/20/96         01
    175738715                            05           07/01/96         25
    175738715                            O            06/01/26
    0


    1820380          287/047             F          272,000.00         ZZ
                                         360        264,715.54          1
    5509 E 107TH PLACE                 7.625          1,925.20         79
                                       7.375          1,925.20      345,000.00
    TULSA            OK   74137          2            12/20/96         00
    175741750                            05           02/01/97          0
    175741750                            O            01/01/27
    0


    1820381          287/047             F          239,200.00         ZZ
                                         360        235,364.77          1
    4509 E 107TH ST SOUTH              7.125          1,611.53         76
                                       6.875          1,611.53      318,000.00
    TULSA            OK   74137          2            03/21/97         00
    175741982                            05           05/01/97          0
    175741982                            O            04/01/27
    0


    1820521          287/047             F          247,500.00         ZZ
                                         360        219,902.13          1
    1450 KINGSWOOD RD N                7.500          1,730.56         76
                                       7.250          1,730.56      327,934.00
    WEST LAFAYETTE   IN   47906          2            02/28/94         00
    175870088                            05           04/01/94          0
    175870088                            O            03/01/24
    0


1


    1820524          287/047             F          309,900.00         ZZ
                                         347        300,043.10          1
    9121 PADDOCK CT                    8.000          2,294.78         70
                                       7.750          2,294.78      449,000.00
    INDIANAPOLIS     IN   46278          2            07/28/94         00
    175875772                            05           10/01/95          0
    175875772                            O            08/01/24
    0


    1820538          287/047             F          650,000.00         ZZ
                                         360        611,991.02          1
    2777 SHAGBARK                      7.250          4,434.15         84
                                       7.000          4,434.15      778,000.00
    LIMA             OH   45806          4            05/05/95         00
    175883537                            05           07/01/95          0
    175883537                            O            06/01/25
    0


    1820573          287/047             F          242,000.00         ZZ
                                         360        229,875.35          1
    215 CHAUNCEY AV NW                 7.500          1,692.10         73
                                       7.250          1,692.10      336,000.00
    NEW PHILADELPHI  OH   44663          2            08/02/95         00
    175895739                            05           10/01/95          0
    175895739                            O            09/01/25
    0


    1820599          287/047             F          243,000.00         ZZ
                                         360        236,939.77          1
    9368 W ST RT 163                   8.875          1,933.42         72
                                       8.625          1,933.42      340,000.00
    OAK HARBOR       OH   43449          2            08/01/95         00
    175905736                            05           10/01/95          0
    175905736                            O            09/01/25
    0


    1820642          287/047             F          320,000.00         ZZ
                                         360        296,901.71          1
    4045 NIBLICK DR                    6.125          1,944.36         80
                                       5.875          1,944.36      400,000.00
    NIWOT            CO   80503          1            05/01/94         00
    175959535                            05           07/01/94          0
    175959535                            O            06/01/24
    0


    1820651          287/047             F          248,000.00         ZZ
                                         360        240,442.16          1
    720 W CARIBOU DR                   7.875          1,798.18         78
                                       7.625          1,798.18      322,000.00
1


    MONUMENT         CO   80132          1            07/27/95         00
    175974310                            05           09/01/95          0
    175974310                            O            08/01/25
    0


    1820773          287/047             F          353,200.00         ZZ
                                         324         41,760.57          1
    214 WYNMERE WAY                    8.375            918.20         80
                                       8.125            918.20      446,700.00
    SENECA           SC   29678          2            11/13/96         00
    176008662                            05           02/01/97          0
    176008662                            O            01/01/24
    0


    1820837          287/047             F          259,600.00         ZZ
                                         360        252,100.47          1
    5889 HERITAGE CT                   8.625          2,019.15         90
                                       8.375          2,019.15      290,000.00
    HUDSON           OH   44236          1            08/30/95         01
    176023026                            05           10/01/95         25
    176023026                            O            09/01/25
    0


    1821116          287/047             F          393,000.00         ZZ
                                         360        381,975.79          1
    901 PECAN CT                       8.000          2,883.70         43
                                       7.750          2,883.70      925,000.00
    MIDLAND          TX   79705          2            09/01/95         00
    176099968                            05           11/01/95          0
    176099968                            O            10/01/25
    0


    1821656          287/047             F          263,200.00         ZZ
                                         323        255,084.36          1
    8 HELEN CT                         8.375          2,013.40         88
                                       8.125          2,013.40      301,000.00
    YELLOW SPRINGS   OH   45387          2            08/13/97         14
    176129922                            05           11/01/97         17
    176129922                            O            09/01/24
    0


    1821680          287/047             F          365,000.00         ZZ
                                         360        355,166.49          1
    10800 E CACTUS ROAD UNIT 35        8.375          2,774.27         66
                                       8.125          2,774.27      560,000.00
    SCOTSDALE        AZ   85259          1            08/18/95         00
    176146363                            05           10/01/95          0
    176146363                            O            09/01/25
    0
1




    1821681          287/047             F          471,000.00         ZZ
                                         360        457,475.20          1
    5600 N CAMINO DEL CONTENTO         7.875          3,415.08         48
                                       7.625          3,415.08    1,000,000.00
    PARADISE VALLEY  AZ   85253          2            09/22/95         00
    176146785                            05           11/01/95          0
    176146785                            O            10/01/25
    0


    1821686          287/047             F          339,450.00         ZZ
                                         360        323,734.66          1
    1950 W WILLIS                      7.625          2,402.61         75
                                       7.375          2,402.61      452,600.00
    SHOW LOW         AZ   85901          1            01/29/96         00
    176150043                            05           03/01/96          0
    176150043                            O            02/01/26
    0


    1821692          287/047             F          280,000.00         ZZ
                                         360        271,770.47          1
    12121 E GOLD DUST AV               7.750          2,005.95         59
                                       7.500          2,005.95      475,000.00
    SCOTTSDALE       AZ   85259          1            09/14/95         00
    176153245                            05           11/01/95          0
    176153245                            O            10/01/25
    0


    1821698          287/047             F          242,000.00         ZZ
                                         360        229,154.24          1
    25428 N BRONCO TRL                 7.875          1,754.67         72
                                       7.625          1,754.67      338,000.00
    SCOTTSDALE       AZ   85255          2            07/26/95         00
    176157220                            05           09/01/95          0
    176157220                            O            08/01/25
    0


    1821751          287/047             F          314,050.00         ZZ
                                         360        305,685.98          1
    12124 N 137TH WAY                  8.375          2,387.01         81
                                       8.125          2,387.01      390,000.00
    SCOTTSDALE       AZ   85259          1            09/08/95         00
    176178051                            05           11/01/95          0
    176178051                            O            10/01/25
    0


    1821923          287/047             F          348,100.00         ZZ
                                         360        313,527.26          1
1


    3915 GREENBRIER DR                10.750          3,249.45         80
                                      10.500          3,249.45      440,000.00
    UNIVERSITY PARK  TX   75225          1            06/26/87         00
    176399699                            05           08/01/87          0
    176399699                            O            07/01/17
    0


    1821927          287/047             F          280,000.00         ZZ
                                         360        245,105.13          1
    269 BAY DR S                      10.625          2,587.48         72
                                      10.375          2,587.48      394,000.00
    LAKE PALESTINE   TX   75801          1            01/22/86         00
    176400059                            05           04/01/86          0
    176400059                            O            03/01/16
    0


    1821938          287/047             F          211,282.46         ZZ
                                         274        182,820.63          1
    741 TIMBERWOOD                     7.000          1,546.74         65
                                       6.750          1,546.74      326,200.00
    MC KINNEY        TX   75069          1            12/03/93         00
    176401792                            05           01/01/94          0
    176401792                            O            10/01/16
    0


    1821941          287/047             F          300,000.00         ZZ
                                         360        261,761.66          1
    4928 SEA PINES DR                  9.875          2,605.05         79
                                       9.625          2,605.05      380,000.00
    DALLAS           TX   75287          1            08/25/86         00
    176402378                            05           10/01/86          0
    176402378                            O            09/01/16
    0


    1821946          287/047             F          232,500.00         ZZ
                                         361        197,381.12          1
    2312 CARDINAL DR                   8.500          1,787.73         93
                                       8.250          1,787.73      252,000.00
    PLANO            TX   75023          1            10/10/86         00
    176403053                            05           12/01/86          0
    176403053                            O            12/01/16
    0


    1821957          287/047             F          341,700.00         ZZ
                                         360        298,101.48          1
    3507 MOUNT BONNELL                 9.125          2,780.19         76
                                       8.875          2,780.19      450,000.00
    AUSTIN           TX   78731          1            05/26/87         00
    176403681                            05           07/01/87          0
1


    176403681                            O            06/01/17
    0


    1821962          287/047             F          428,800.00         ZZ
                                         360        368,304.16          1
    300 GENESEO RD                     8.750          3,373.38         65
                                       8.500          3,373.38      660,000.00
    TERRELL HILL     TX   78209          1            03/01/87         00
    176404614                            05           05/01/87          0
    176404614                            O            04/01/17
    0


    1821973          287/047             F          244,350.00         ZZ
                                         360        210,816.85          1
    800 COBBLESTONE CT N               9.250          2,010.21         83
                                       9.000          2,010.21      295,000.00
    CEDAR HILL       TX   75104          1            03/17/87         00
    176405744                            05           05/01/87          0
    176405744                            O            04/01/17
    0


    1821976          287/047             F          233,900.00         ZZ
                                         360        198,794.17          1
    801 SPRING CANYON DRIVE            9.250          1,924.24         88
                                       9.000          1,924.24      267,000.00
    IRVING           TX   75063          1            06/06/86         00
    176406031                            05           08/01/86          0
    176406031                            O            07/01/16
    0


    1821979          287/047             F          235,250.00         ZZ
                                         360        201,384.32          1
    18403 PARK GROVE LANE              9.875          2,042.80         86
                                       9.625          2,042.80      275,000.00
    DALLAS           TX   75252          1            06/02/86         00
    176406213                            05           08/01/86          0
    176406213                            O            07/01/16
    0


    1821982          287/047             F          234,800.00         ZZ
                                         360        210,811.16          1
    17403 WIDMORE PL                   9.875          2,038.89         88
                                       9.625          2,038.89      268,000.00
    SPRING           TX   77379          1            04/18/88         00
    176406635                            05           06/01/88          0
    176406635                            O            05/01/18
    0


1


    1821987          287/047             F          552,000.00         ZZ
                                         360        505,094.71          1
    1105 ALAMEDA BLVD                 10.750          5,152.82         80
                                      10.500          5,152.82      695,000.00
    CORONADO         CA   92118          1            06/17/88         00
    176407013                            05           08/01/88          0
    176407013                            O            07/01/18
    0


    1821996          287/047             F          238,500.00         ZZ
                                         360        218,809.91          1
    1357 DELONG RD                    10.625          2,203.97         89
                                      10.375          2,203.97      270,000.00
    LEXINGTON        KY   40515          1            11/30/88         14
    176408268                            05           01/01/89         17
    176408268                            O            12/01/18
    0


    1822098          287/047             F          629,300.00         ZZ
                                         360        584,194.67          1
    5320 CASA BLANCA DR N              8.625          4,897.01         70
                                       8.375          4,897.01      900,000.00
    PARADISE VALLEY  AZ   85253          1            06/01/91         00
    176443778                            05           08/01/91          0
    176443778                            O            07/01/21
    0


    1822100          287/047             F          404,307.28         ZZ
                                         300        392,451.97          1
    1265 GILBERT RD S                  8.875          3,358.39         65
                                       8.625          3,358.39      625,000.00
    GILBERT          AZ   85234          1            07/01/96         00
    176446474                            05           08/01/96          0
    176446474                            O            07/01/21
    0


    1822104          287/047             F          227,500.00         ZZ
                                         312        211,253.97          1
    28014 44TH ST N                    8.250          1,708.45         65
                                       8.000          1,708.45      350,000.00
    CAVE CREEK       AZ   85331          2            10/30/95         00
    176452225                            05           01/01/96          0
    176452225                            O            12/01/21
    0


    1822114          287/047             F          295,400.00         ZZ
                                         340        187,506.60          1
    8724 68TH ST N                     7.375          1,792.52         71
                                       7.125          1,792.52      420,000.00
1


    PARADISE VALLEY  AZ   85253          2            10/13/93         00
    176463966                            05           01/01/94          0
    176463966                            O            04/01/22
    0


    1822115          287/047             F          382,650.00         ZZ
                                         346        348,303.12          1
    6801 40TH ST N                     7.875          2,725.09         52
                                       7.625          2,725.09      740,000.00
    PARADISE VALLEY  AZ   85253          2            04/06/93         00
    176464030                            05           05/01/93          0
    176464030                            O            02/01/22
    0


    1822116          287/047             F          266,000.00         ZZ
                                         312        245,833.93          1
    5810 PASEO BUSANIC E               7.875          1,920.97         70
                                       7.625          1,920.97      382,500.00
    TUCSON           AZ   85750          2            02/12/96         00
    176464444                            05           04/01/96          0
    176464444                            O            03/01/22
    0


    1822118          287/047             F          545,000.00         ZZ
                                         360        404,993.86          1
    2406 MORNING STAR CT               8.500          4,190.58         63
                                       8.250          4,190.58      875,000.00
    PARK CITY        UT   84060          1            08/03/92         00
    176467868                            05           09/01/92          0
    176467868                            O            08/01/22
    0


    1822119          287/047             F          252,000.00         ZZ
                                         360        225,651.00          1
    10089 119TH PL N                   8.125          1,871.10         80
                                       7.875          1,871.10      315,000.00
    SCOTTSDALE       AZ   85259          1            12/04/92         00
    176468163                            05           02/01/93          0
    176468163                            O            01/01/23
    0


    1822120          287/047             F          252,000.00         ZZ
                                         300        145,010.61          1
    1465 PORT AU PRINCE W              8.625          1,204.40         76
                                       8.375          1,204.40      335,000.00
    PHOENIX          AZ   85023          1            01/15/97         00
    176469575                            05           04/01/97          0
    176469575                            O            03/01/22
    0
1




    1822122          287/047             F          400,000.00         ZZ
                                         323        373,771.51          1
    4941 CIRCULO SOBRIO N              8.625          3,090.82         75
                                       8.375          3,090.82      540,000.00
    TUCSON           AZ   85718          2            06/16/95         00
    176470235                            05           09/01/95          0
    176470235                            O            07/01/22
    0


    1822125          287/047             F          650,000.00         ZZ
                                         341        577,202.48          1
    4565 MOONLIGHT WAY                 7.375          4,472.16         65
                                       7.125          4,472.16    1,000,000.00
    SCOTTSDALE       AZ   85253          2            09/23/93         00
    176472660                            05           12/01/93          0
    176472660                            O            04/01/22
    0


    1822128          287/047             F          464,000.00         ZZ
                                         360        436,185.76          1
    5838 THIRD AV N                    8.375          3,526.74         80
                                       8.125          3,526.74      580,000.00
    PHOENIX          AZ   85013          2            08/20/92         00
    176473791                            05           10/01/92          0
    176473791                            O            09/01/22
    0


    1822129          287/047             F          301,000.00         ZZ
                                         360        280,592.20          1
    250 JONES DR                       7.875          2,166.42         70
                                       7.625          2,166.42      430,000.00
    LAKE HAVASU      AZ   86403          2            12/04/92         00
    176475358                            05           02/01/93          0
    176475358                            O            01/01/23
    0


    1822130          287/047             F          340,000.00         T
                                         360        321,644.13          1
    40199 107TH PL N                   9.375          2,827.95         67
                                       9.125          2,827.95      510,000.00
    SCOTTSDALE       AZ   85262          1            04/02/92         00
    176476794                            05           06/01/92          0
    176476794                            O            05/01/22
    0


    1822131          287/047             F        1,000,000.00         T
                                         324        947,388.07          1
1


    7453 EAST ARROYO HONDO             8.375          7,512.60         80
                                       8.125          7,512.60    1,250,000.00
    CAREFREE         AZ   85377          1            04/10/97         00
    176478295                            03           05/01/97          0
    176478295                            O            04/01/24
    0


    1822132          287/047             F          230,100.00         ZZ
                                         300        214,607.66          1
    1479 DEVONSHIRE DR S               8.625          1,778.51         80
                                       8.375          1,778.51      290,000.00
    SALT LAKE CITY   UT   84108          1            03/12/97         00
    176479616                            05           06/01/97          0
    176479616                            O            05/01/22
    0


    1822134          287/047             F          234,000.00         ZZ
                                         348        217,586.72          1
    8545 E PEPPER TREE LN              8.000          1,711.66         89
                                       7.750          1,711.66      265,000.00
    SCOTTSDALE       AZ   85250          1            05/19/93         14
    176479913                            05           07/01/93         17
    176479913                            O            06/01/22
    0


    1822136          287/047             F          235,800.00         ZZ
                                         360        221,681.06          1
    2401 STROKE DR                     7.125          1,588.63         72
                                       6.875          1,588.63      327,500.00
    LAKE HAVASU      AZ   86403          2            10/26/93         00
    176481547                            05           12/01/93          0
    176481547                            O            11/01/23
    0


    1822137          287/047             F          309,250.00         ZZ
                                         360        290,118.24          1
    1649 QUEEN PALM DR E               7.625          2,245.11         85
                                       7.375          2,245.11      365,000.00
    GILBERT          AZ   85234          2            09/02/93         00
    176483592                            05           11/01/93          0
    176483592                            O            10/01/23
    0


    1822138          287/047             F          328,000.00         ZZ
                                         360        309,129.96          1
    1517 LOS ARBOLES E                 7.000          2,182.20         80
                                       6.750          2,182.20      415,000.00
    TEMPE            AZ   85284          1            11/24/93         00
    176483600                            05           01/01/94          0
1


    176483600                            O            12/01/23
    0


    1822139          287/047             F          236,150.00         ZZ
                                         360        223,417.64          1
    4650 LA MIRADA WAY E               7.375          1,631.03         90
                                       7.125          1,631.03      263,000.00
    PHOENIX          AZ   85044          1            11/05/93         01
    176483626                            05           01/01/94         17
    176483626                            O            12/01/23
    0


    1822140          287/047             F          480,000.00         ZZ
                                         360        450,083.17          1
    36 STATE AV E                      6.875          3,153.26         80
                                       6.625          3,153.26      600,000.00
    PHOENIX          AZ   85020          2            08/27/93         00
    176484038                            05           10/01/93          0
    176484038                            O            09/01/23
    0


    1822141          287/047             F          252,000.00         ZZ
                                         300        157,677.35          1
    3206 ENCANTO ST E                  8.000          1,233.12         80
                                       7.750          1,233.12      315,000.00
    MESA             AZ   85213          1            09/22/97         00
    176486769                            05           12/01/97          0
    176486769                            O            11/01/22
    0


    1822150          287/047             F          262,000.00         ZZ
                                         360        246,558.28          1
    998 WIMBLEDON DR E                 7.750          1,877.01         73
                                       7.500          1,877.01      360,000.00
    FRESNO           CA   93720          2            03/25/93         00
    176490829                            05           05/01/93          0
    176490829                            O            04/01/23
    0


    1822151          287/047             F          261,800.00         ZZ
                                         360        246,855.55          1
    245 FAIRWAY DR N                   7.500          1,830.55         70
                                       7.250          1,830.55      374,000.00
    VISALIA          CA   93291          2            07/23/93         00
    176490928                            05           09/01/93          0
    176490928                            O            08/01/23
    0


1


    1822153          287/047             F          690,000.00         ZZ
                                         360        647,260.89          1
    2705 14TH AVE                      7.625          4,830.59         79
                                       7.375          4,830.59      880,000.00
    CARMEL           CA   93921          1            11/08/93         00
    176492262                            05           01/01/94          0
    176492262                            O            12/01/23
    0


    1822154          287/047             F          273,300.00         ZZ
                                         360        257,631.48          1
    7456 CHERYL AV N                   7.250          1,864.39         79
                                       7.000          1,864.39      349,000.00
    FRESNO           CA   93711          2            10/25/93         00
    176492536                            05           12/01/93          0
    176492536                            O            11/01/23
    0


    1822155          287/047             F          246,000.00         ZZ
                                         317        227,230.15          1
    244 DOROTHEA CT E                  8.000          1,754.41         88
                                       7.750          1,754.41      280,000.00
    VISALIA          CA   93277          2            10/02/97         01
    176493500                            05           01/01/98         17
    176493500                            O            05/01/24
    0


    1822156          287/047             F          292,500.00         ZZ
                                         360        270,075.48          1
    4215 S CAMILLE ST                  8.125          2,171.81         74
                                       7.875          2,171.81      400,000.00
    SALT LAKE CITY   UT   84124          2            10/05/92         00
    176494383                            05           11/01/92          0
    176494383                            O            10/01/22
    0


    1822157          287/047             F          368,000.00         ZZ
                                         360        349,975.72          1
    220 ENSIGN VISTA DR E              7.625          2,604.68         80
                                       7.375          2,604.68      460,000.00
    SALT LAKE CITY   UT   84103          2            02/28/94         00
    176495588                            05           04/01/94          0
    176495588                            O            03/01/24
    0


    1822159          287/047             F          244,000.00         ZZ
                                         360        229,566.62          1
    21421 142ND DR N                   8.250          1,833.10         80
                                       8.000          1,833.10      305,000.00
1


    SUN CITY WEST    AZ   85375          2            10/22/92         00
    176498871                            05           12/01/92          0
    176498871                            O            11/01/22
    0


    1822160          287/047             F          266,000.00         ZZ
                                         360        248,028.44          1
    340 RIM SHADOWS DR                 7.250          1,814.59         45
                                       7.000          1,814.59      600,000.00
    SEDONA           AZ   86336          2            08/26/93         00
    176499176                            05           10/01/93          0
    176499176                            O            09/01/23
    0


    1822165          287/047             F          360,000.00         ZZ
                                         310        334,665.54          1
    3100 N PANTANO ROAD                8.250          2,673.38         80
                                       8.000          2,673.38      455,000.00
    TUCSON           AZ   85715          1            11/21/96         00
    176507887                            05           02/01/97          0
    176507887                            O            11/01/22
    0


    1822167          287/047             F          312,000.00         ZZ
                                         360        294,276.19          1
    4736 E HORSESHOE ROAD              8.500          2,399.02         76
                                       8.250          2,399.02      412,500.00
    PHOENIX          AZ   85028          2            11/19/92         00
    176508646                            05           01/01/93          0
    176508646                            O            12/01/22
    0


    1822168          287/047             F          380,000.00         ZZ
                                         360        352,526.88          1
    10822 FANFOL LN E                  7.750          2,701.26         70
                                       7.500          2,701.26      550,000.00
    SCOTTSDALE       AZ   85258          2            10/01/92         00
    176508919                            05           12/01/92          0
    176508919                            O            11/01/22
    0


    1822169          287/047             F          334,000.00         ZZ
                                         301        311,775.09          1
    6446 TRAILRIDGE CIR E              8.000          2,432.69         67
                                       7.750          2,432.69      500,000.00
    MESA             AZ   85205          2            10/02/97         00
    176510022                            05           01/01/98          0
    176510022                            O            01/01/23
    0
1




    1822173          287/047             F          236,250.00         ZZ
                                         360        222,283.27          1
    1600 MENLO AVE                     7.625          1,672.17         75
                                       7.375          1,672.17      315,000.00
    CARMICHAEL       CA   95608          2            04/26/93         00
    176510964                            05           06/01/93          0
    176510964                            O            05/01/23
    0


    1822174          287/047             F          322,500.00         ZZ
                                         360        224,426.62          1
    1601 WESMEAD CT                    7.500          2,254.97         75
                                       7.250          2,254.97      430,000.00
    SACRAMENTO       CA   95822          2            04/19/93         00
    176511061                            05           06/01/93          0
    176511061                            O            05/01/23
    0


    1822175          287/047             F          274,450.00         ZZ
                                         360        259,486.94          1
    736 SHORESIDE DR                   7.875          1,989.96         76
                                       7.625          1,989.96      362,000.00
    SACRAMENTO       CA   95831          2            06/24/93         00
    176511186                            05           08/01/93          0
    176511186                            O            07/01/23
    0


    1822176          287/047             F          270,000.00         ZZ
                                         360        254,215.89          1
    8561 ALLISTER WAY                  7.250          1,841.88         90
                                       7.000          1,841.88      300,000.00
    ELK GROVE        CA   95624          2            08/23/93         11
    176511293                            05           10/01/93         17
    176511293                            O            09/01/23
    0


    1822177          287/047             F          247,500.00         ZZ
                                         360        232,687.62          1
    2169 NUGGET CREEK COURT            7.000          1,646.63         90
                                       6.750          1,646.63      275,000.00
    RANCHO CORDOVA   CA   95670          2            09/23/93         11
    176511590                            05           11/01/93         17
    176511590                            O            10/01/23
    0


    1822179          287/047             F          241,500.00         ZZ
                                         312        223,628.74          1
1


    2737 E.AZ BILTMORE CIR #25         8.250          1,781.76         70
                                       8.000          1,781.76      345,000.00
    PHOENIX          AZ   85016          2            11/26/96         00
    176514040                            06           02/01/97          0
    176514040                            O            01/01/23
    0


    1822181          287/047             F          227,200.00         ZZ
                                         360        213,578.24          1
    21650 N 56TH AVE                   6.875          1,492.55         80
                                       6.625          1,492.55      284,000.00
    GLENDALE         AZ   85308          1            10/01/93         00
    176516607                            05           12/01/93          0
    176516607                            O            11/01/23
    0


    1822182          287/047             F          320,000.00         ZZ
                                         360        301,082.83          1
    15408 N 19TH STREET                7.625          2,264.94         80
                                       7.375          2,264.94      400,000.00
    PHOENIX          AZ   85022          2            04/01/93         00
    176516672                            05           06/01/93          0
    176516672                            O            05/01/23
    0


    1822187          287/047             F          245,000.00         ZZ
                                         360        230,952.83          1
    1905 PARKWAY DR                    7.250          1,671.34         75
                                       7.000          1,671.34      330,000.00
    YUMA             AZ   85364          2            09/14/93         00
    176522670                            05           11/01/93          0
    176522670                            O            10/01/23
    0


    1822188          287/047             F          270,000.00         ZZ
                                         360        247,497.23          1
    1565E 1950N                        8.250          2,028.42         75
                                       8.000          2,028.42      360,000.00
    HEBER CITY       UT   84032          2            05/04/93         00
    176523595                            05           04/01/94          0
    176523595                            O            03/01/24
    0


    1822190          287/047             F          270,000.00         ZZ
                                         360        249,396.34          1
    3 NORTHRIDGE COVE S                7.375          1,864.82         72
                                       7.125          1,864.82      380,000.00
    SANDY            UT   84092          2            07/30/93         00
    176524270                            05           09/01/93          0
1


    176524270                            O            08/01/23
    0


    1822191          287/047             F          300,000.00         ZZ
                                         325        258,116.82          1
    2701 SWASONT WAY E                 8.000          2,116.27         71
                                       7.750          2,116.27      427,000.00
    SALT LAKE CITY   UT   84117          2            12/05/95         00
    176524551                            05           03/01/96          0
    176524551                            O            03/01/23
    0


    1822193          287/047             F          500,000.00         ZZ
                                         180        374,269.01          1
    4060 LAUREL ST E                   6.875          4,459.28         80
                                       6.625          4,459.28      625,000.00
    MESA             AZ   85213          1            07/29/93         00
    176527042                            05           09/01/93          0
    176527042                            O            08/01/08
    0


    1822194          287/047             F          344,000.00         ZZ
                                         360        309,485.05          1
    11949 GOLD DUST AV E               7.000          2,288.65         80
                                       6.750          2,288.65      430,000.00
    SCOTTSDALE       AZ   85259          1            05/01/93         00
    176527182                            05           07/01/93          0
    176527182                            O            06/01/23
    0


    1822195          287/047             F          338,450.00         ZZ
                                         360        318,979.13          1
    11794 BERYL AV E                   7.000          2,251.72         81
                                       6.750          2,251.72      420,000.00
    SCOTTSDALE       AZ   85259          1            11/24/93         01
    176527265                            05           01/01/94         12
    176527265                            O            12/01/23
    0


    1822198          287/047             F          260,000.00         ZZ
                                         360        235,778.19          1
    6711 CAMELBACK RD E                7.750          1,862.68         80
                                       7.500          1,862.68      325,000.00
    SCOTTSDALE       AZ   85251          1            03/25/93         00
    176529428                            05           05/01/93          0
    176529428                            O            04/01/23
    0


1


    1822199          287/047             F          266,000.00         ZZ
                                         360        251,827.35          1
    5970 SAN LEANDRO DR E              8.500          2,045.31         70
                                       8.250          2,045.31      380,000.00
    TUCSON           AZ   85715          2            02/04/93         00
    176529824                            05           04/01/93          0
    176529824                            O            03/01/23
    0


    1822202          287/047             F          253,000.00         ZZ
                                         360        235,200.50          1
    6925 N CHAPARRAL PL                7.625          1,769.33         78
                                       7.375          1,769.33      325,000.00
    TUCSON           AZ   85718          2            04/23/93         00
    176531259                            05           06/01/93          0
    176531259                            O            05/01/23
    0


    1822203          287/047             F          325,000.00         ZZ
                                         327        303,978.00          1
    8301 CANYON SIDE RD E              8.000          2,361.30         80
                                       7.750          2,361.30      410,000.00
    TUCSON           AZ   85715          2            12/04/95         00
    176531325                            05           03/01/96          0
    176531325                            O            05/01/23
    0


    1822206          287/047             F          253,000.00         ZZ
                                         360        212,463.82          1
    9103 LA POSADA CT E                7.000          1,683.22         89
                                       6.750          1,683.22      285,000.00
    SCOTTSDALE       AZ   85255          1            10/20/93         14
    176532117                            05           12/01/93         17
    176532117                            O            11/01/23
    0


    1822207          287/047             F          464,000.00         ZZ
                                         360        437,592.87          1
    6001 LA COLINA DR N                7.750          3,324.16         79
                                       7.500          3,324.16      590,000.00
    PARADISE VALLEY  AZ   85253          1            05/05/93         00
    176532158                            05           07/01/93          0
    176532158                            O            06/01/23
    0


    1822208          287/047             F          248,000.00         ZZ
                                         306        232,940.75          1
    745W MONTE VISTA RD                8.000          1,805.55         80
                                       7.750          1,805.55      310,000.00
1


    PHOENIX          AZ   85007          2            11/13/97         00
    176532885                            05           02/01/98          0
    176532885                            O            07/01/23
    0


    1822209          287/047             F          420,000.00         ZZ
                                         348        391,802.96          1
    6805 BRONCO DR E                   7.625          2,951.32         80
                                       7.375          2,951.32      525,000.00
    PARADISE VALLEY  AZ   85253          2            02/02/94         00
    176533149                            05           05/01/94          0
    176533149                            O            04/01/23
    0


    1822210          287/047             F          287,158.22         ZZ
                                         356        256,768.44          1
    9234 115TH ST N                    6.875          1,892.84         79
                                       6.625          1,892.84      365,000.00
    SCOTTSDALE       AZ   85259          1            10/15/93         00
    176533784                            05           10/01/93          0
    176533784                            O            05/01/23
    0


    1822213          287/047             F          446,000.00         ZZ
                                         329        416,301.90          1
    8600 CABALLO CIR N                 8.250          3,315.06         71
                                       8.000          3,315.06      635,000.00
    PARADISE VALLEY  AZ   85253          2            11/01/95         00
    176534311                            05           02/01/96          0
    176534311                            O            06/01/23
    0


    1822214          287/047             F          277,000.00         ZZ
                                         360        261,565.73          1
    11412 BLACK ROCK RD E              7.750          1,984.47         74
                                       7.500          1,984.47      375,000.00
    SCOTTSDALE       AZ   85250          2            06/09/93         00
    176535938                            05           08/01/93          0
    176535938                            O            07/01/23
    0


    1822216          287/047             F          252,000.00         ZZ
                                         360        235,618.61          1
    10422 N 48TH PLACE                 7.250          1,719.09         76
                                       7.000          1,719.09      335,000.00
    PARADISE VALLEY  AZ   85253          2            11/18/93         00
    176536191                            05           01/01/94          0
    176536191                            O            12/01/23
    0
1




    1822217          287/047             F          350,000.00         ZZ
                                         360        330,402.96          1
    42004 N 111TH PLACE                7.500          2,447.26         39
                                       7.250          2,447.26      897,435.00
    SCOTTSDALE       AZ   85262          2            08/16/93         00
    176536266                            05           10/01/93          0
    176536266                            O            09/01/23
    0


    1822218          287/047             F          277,400.00         ZZ
                                         360        247,980.29          1
    7685 E OLD PAINT TRAIL             7.875          2,011.35         52
                                       7.625          2,011.35      540,000.00
    SCOTTSDALE       AZ   85262          2            04/22/93         00
    176536571                            05           06/01/93          0
    176536571                            O            05/01/23
    0


    1822220          287/047             F          264,950.00         ZZ
                                         360        250,115.54          1
    10037 N 52ND PLACE                 7.500          1,852.57         68
                                       7.250          1,852.57      390,000.00
    PARADISE VALLEY  AZ   85253          2            08/03/93         00
    176536589                            06           10/01/93          0
    176536589                            O            09/01/23
    0


    1822481          287/047             F          294,400.00         ZZ
                                         360        277,490.30          1
    10360 N RANCH GATE ROAD            7.125          1,983.43         80
                                       6.875          1,983.43      368,000.00
    SCOTTSDALE       AZ   85255          2            10/22/93         00
    176536878                            05           12/01/93          0
    176536878                            O            11/01/23
    0


    1822483          287/047             F          291,000.00         ZZ
                                         360        273,873.40          1
    8716 E CELTIC DRIVE                6.750          1,887.43         75
                                       6.500          1,887.43      390,000.00
    SCOTTSDALE       AZ   85260          1            12/14/93         00
    176537660                            05           02/01/94          0
    176537660                            O            01/01/24
    0


    1822484          287/047             F          236,250.00         ZZ
                                         360        222,867.79          1
1


    3901 E SAHUARO BOULEVARD           8.000          1,733.52         72
                                       7.750          1,733.52      330,000.00
    PHOENIX          AZ   85028          1            03/17/93         00
    176537868                            05           05/01/93          0
    176537868                            O            04/01/23
    0


    1822485          287/047             F          280,000.00         ZZ
                                         313        250,164.58          1
    568 PERRYS HOLLOW RD N             8.375          2,030.07         70
                                       8.125          2,030.07      400,000.00
    SALT LAKE CITY   UT   84103          2            06/26/97         00
    176538551                            05           09/01/97          0
    176538551                            O            09/01/23
    0


    1822486          287/047             F          300,000.00         ZZ
                                         360        285,758.08          1
    5000 N FORT BUCHANAN TRAIL         7.625          2,123.39         71
                                       7.375          2,123.39      425,000.00
    TUCSON           AZ   85715          2            03/23/94         00
    176538791                            05           05/01/94          0
    176538791                            O            04/01/24
    0


    1822487          287/047             F          350,000.00         ZZ
                                         360        328,009.15          1
    5030 N VIA DE LA GRANJA            6.750          2,270.10         72
                                       6.500          2,270.10      490,000.00
    TUCSON           AZ   85718          2            10/21/93         00
    176540482                            05           12/01/93          0
    176540482                            O            11/01/23
    0


    1822489          287/047             F          238,500.00         ZZ
                                         360        207,562.42          1
    8451 E CRESTRIDGE DRIVE            7.000          1,586.75         90
                                       6.750          1,586.75      265,000.00
    TUCSON           AZ   85715          2            09/07/93         00
    176540847                            05           11/01/93          0
    176540847                            O            10/01/23
    0


    1822490          287/047             F          245,000.00         ZZ
                                         180        186,840.32          1
    3 SINGLE TREE LANE                 6.500          2,134.22         75
                                       6.250          2,134.22      330,000.00
    TUBAC            AZ   85646          2            09/24/93         00
    176541134                            05           11/01/93          0
1


    176541134                            O            10/01/08
    0


    1822491          287/047             F          247,500.00         ZZ
                                         360        231,930.03          1
    5842 N CAMINO DEL MAR              6.625          1,584.77         87
                                       6.375          1,584.77      285,000.00
    TUCSON           AZ   85718          1            10/19/93         14
    176541530                            05           12/01/93         17
    176541530                            O            11/01/23
    0


    1822493          287/047             F          279,000.00         ZZ
                                         360        263,092.12          1
    5246 E FANFOL DR                   7.750          1,998.80         78
                                       7.500          1,998.80      360,000.00
    PARADISE VALLEY  AZ   85253          2            05/18/93         00
    176542645                            05           07/01/93          0
    176542645                            O            06/01/23
    0


    1822496          287/047             F          243,000.00         ZZ
                                         360        229,534.94          1
    77 E COUNTRY CLUB DRIVE            8.000          1,783.05         90
                                       7.750          1,783.05      270,000.00
    PHOENIX          AZ   85012          1            04/20/93         11
    176543064                            05           06/01/93         17
    176543064                            O            05/01/23
    0


    1822497          287/047             F          900,000.00         T
                                         360        851,153.48          1
    3750 W PACIFIC COAST HWY           7.750          6,447.72         80
                                       7.500          6,447.72    1,125,000.00
    VENTURA          CA   93001          1            08/24/93         00
    176547107                            05           10/01/93          0
    176547107                            O            09/01/23
    0


    1822498          287/047             F          350,000.00         ZZ
                                         360        333,013.00          1
    7263 E ARROYO HONDO ROAD           7.500          2,447.26         44
                                       7.250          2,447.26      800,000.00
    SCOTTSDALE       AZ   85262          4            03/14/94         00
    176547123                            05           05/01/94          0
    176547123                            O            04/01/24
    0


1


    1822502          287/047             F          356,750.00         ZZ
                                         360        335,361.46          1
    201 LADO DE LOMA                   6.875          2,343.60         65
                                       6.625          2,343.60      555,000.00
    NOGALES          AZ   85621          2            10/04/93         00
    176547701                            05           12/01/93          0
    176547701                            O            11/01/23
    0


    1822503          287/047             F          612,000.00         ZZ
                                         360        578,575.81          1
    100 HARBOR DR UNIT 403             7.875          4,437.43         80
                                       7.625          4,437.43      765,000.00
    SAN DIEGO        CA   92101          1            06/10/93         00
    176548089                            06           08/01/93          0
    176548089                            O            07/01/23
    0


    1822504          287/047             F          260,600.00         ZZ
                                         360        245,403.30          1
    1702 E ORCHID LN                   7.750          1,866.98         71
                                       7.500          1,866.98      370,000.00
    PHOENIX          AZ   85020          2            07/28/93         00
    176548170                            05           09/01/93          0
    176548170                            O            08/01/23
    0


    1822505          287/047             F          344,000.00         ZZ
                                         335        317,630.49          1
    6701 E HORSESHOE ROAD              7.750          2,388.86         80
                                       7.500          2,388.86      430,000.00
    PARADISE VALLEY  AZ   85253          2            02/02/96         00
    176548196                            05           05/01/96          0
    176548196                            O            03/01/24
    0


    1822507          287/047             F          250,000.00         ZZ
                                         360        232,473.10          1
    700 DOBSON #42 N                   7.875          1,812.68         67
                                       7.625          1,812.68      375,000.00
    CHANDLER         AZ   85224          2            06/10/93         00
    176551067                            05           02/01/94          0
    176551067                            O            01/01/24
    0


    1822508          287/047             F          260,000.00         ZZ
                                         360        244,585.37          1
    3737 E MOUNTAIN VIEW ROAD          7.500          1,817.96         67
                                       7.250          1,817.96      392,000.00
1


    PHOENIX          AZ   85028          1            05/27/93         00
    176551109                            05           07/01/93          0
    176551109                            O            06/01/23
    0


    1822510          287/047             F          312,000.00         ZZ
                                         360        277,586.37          1
    11891 E CHAMA ROAD                 7.500          2,181.55         80
                                       7.250          2,181.55      390,000.00
    SCOTTSDALE       AZ   85255          2            06/10/93         00
    176551182                            05           08/01/93          0
    176551182                            O            07/01/23
    0


    1822511          287/047             F          238,000.00         ZZ
                                         306        222,130.05          1
    4824 BERNEIL DR E                  7.625          1,664.58         80
                                       7.375          1,664.58      300,000.00
    PARADISE VALLEY  AZ   85253          2            01/14/98         00
    176551380                            05           04/01/98          0
    176551380                            O            09/01/23
    0


    1822512          287/047             F          240,000.00         ZZ
                                         360        226,372.07          1
    10040 E HAPPY VALLEY RD            7.750          1,719.39         57
                                       7.500          1,719.39      425,000.00
    SCOTTSDALE       AZ   85255          4            05/14/93         00
    176551398                            05           07/01/93          0
    176551398                            O            06/01/23
    0


    1822513          287/047             F          279,000.00         ZZ
                                         360        229,953.24          1
    10175 CORTEZ ST E                  7.500          1,950.81         78
                                       7.250          1,950.81      360,000.00
    SCOTTSDALE       AZ   85260          2            07/19/93         00
    176551489                            05           09/01/93          0
    176551489                            O            08/01/23
    0


    1822514          287/047             F          450,000.00         ZZ
                                         360        424,253.94          1
    4536 ABINADI RD S                  7.375          3,108.04         46
                                       7.125          3,108.04      980,000.00
    SALT LAKE CITY   UT   84124          2            08/18/93         00
    176553030                            05           10/01/93          0
    176553030                            O            09/01/23
    0
1




    1822515          287/047             F          292,500.00         ZZ
                                         360        276,724.96          1
    6178 HOLLADAY BLVD S               7.375          2,020.22         65
                                       7.125          2,020.22      450,000.00
    SALT LAKE CITY   UT   84121          2            11/10/93         00
    176553113                            05           01/01/94          0
    176553113                            O            12/01/23
    0


    1822516          287/047             F          350,000.00         ZZ
                                         360        314,202.68          1
    3094 WHITEWATER DR                 7.750          2,507.44         51
                                       7.500          2,507.44      690,000.00
    SALT LAKE CITY   UT   84121          2            08/10/93         00
    176553428                            05           10/01/93          0
    176553428                            O            09/01/23
    0


    1822517          287/047             F          276,000.00         ZZ
                                         360        259,942.37          1
    1475 EAGLE WAY                     7.500          1,929.83         68
                                       7.250          1,929.83      410,000.00
    PARK CITY        UT   84060          2            06/17/93         00
    176553451                            05           08/01/93          0
    176553451                            O            07/01/23
    0


    1822518          287/047             F          253,900.00         ZZ
                                         360        238,250.78          1
    2720 CHRISTENSON AVE               7.500          1,775.31         79
                                       7.250          1,775.31      325,000.00
    OGDEN            UT   84403          2            09/13/93         00
    176553626                            05           11/01/93          0
    176553626                            O            10/01/23
    0


    1822519          287/047             F          250,000.00         ZZ
                                         360        220,753.25          1
    2242 SKYLINE DR E                  7.250          1,705.45         90
                                       7.000          1,705.45      280,000.00
    FLAGSTAFF        AZ   86004          1            08/19/93         11
    176554483                            05           10/01/93         17
    176554483                            O            09/01/23
    0


    1822523          287/047             F          512,000.00         ZZ
                                         360        479,732.86          1
1


    317 GLENN DR E                     7.125          3,449.44         80
                                       6.875          3,449.44      640,000.00
    PHOENIX          AZ   85020          2            12/01/93         00
    176557114                            05           02/01/94          0
    176557114                            O            01/01/24
    0


    1822524          287/047             F          930,000.00         ZZ
                                         360        878,757.70          1
    3410 RANCHO DR E                   7.250          6,344.24         75
                                       7.000          6,344.24    1,250,000.00
    PARADISE VALLEY  AZ   85253          2            11/26/93         00
    176557320                            05           01/01/94          0
    176557320                            O            12/01/23
    0


    1822525          287/047             F          250,000.00         ZZ
                                         360        236,664.24          1
    6138 E SAN MARINO ST               8.000          1,834.42         61
                                       7.750          1,834.42      415,000.00
    TUCSON           AZ   85715          2            06/09/93         00
    176558278                            05           08/01/93          0
    176558278                            O            07/01/23
    0


    1822526          287/047             F          243,750.00         ZZ
                                         360        226,764.17          1
    8450 15TH AV N                     7.500          1,704.34         65
                                       7.250          1,704.34      375,000.00
    PHOENIX          AZ   85021          2            10/05/93         00
    176558427                            05           12/01/93          0
    176558427                            O            11/01/23
    0


    1822527          287/047             F          357,000.00         ZZ
                                         360        336,621.59          1
    11433 MISSION LN E                 7.500          2,496.20         80
                                       7.250          2,496.20      450,000.00
    SCOTTSDALE       AZ   85259          2            07/13/93         00
    176559250                            05           09/01/93          0
    176559250                            O            08/01/23
    0


    1822528          287/047             F          367,000.00         ZZ
                                         360        346,551.28          1
    21 BULL MOOSE CIR N                7.750          2,629.24         69
                                       7.500          2,629.24      535,000.00
    CHANDLER         AZ   85224          2            06/23/93         00
    176559565                            05           08/01/93          0
1


    176559565                            O            07/01/23
    0


    1822529          287/047             F          300,000.00         ZZ
                                         360        226,450.14          1
    11425 N 54TH ST                    7.375          2,072.03         80
                                       7.125          2,072.03      375,000.00
    SCOTTSDALE       AZ   85254          1            07/15/93         00
    176559805                            05           09/01/93          0
    176559805                            O            08/01/23
    0


    1822531          287/047             F          245,500.00         ZZ
                                         360        231,424.47          1
    8613 ONYX AV E                     7.250          1,674.75         90
                                       7.000          1,674.75      275,000.00
    SCOTTSDALE       AZ   85258          2            09/09/93         14
    176560480                            05           11/01/93         17
    176560480                            O            10/01/23
    0


    1822532          287/047             F          338,000.00         ZZ
                                         360        317,296.89          1
    6319 MARIPOSA ST E                 7.250          2,305.76         60
                                       7.000          2,305.76      565,000.00
    SCOTTSDALE       AZ   85251          2            09/07/93         00
    176560852                            05           11/01/93          0
    176560852                            O            10/01/23
    0


    1822533          287/047             F          294,650.00         ZZ
                                         360        277,834.64          1
    1450 DESERT FLOWER LN E            7.375          2,035.08         85
                                       7.125          2,035.08      349,000.00
    PHOENIX          AZ   85044          1            09/09/93         11
    176560894                            03           11/01/93         12
    176560894                            O            10/01/23
    0


    1822534          287/047             F          375,000.00         ZZ
                                         360        359,067.26          1
    3527 HIALEA CT E                   8.000          2,751.62         75
                                       7.750          2,751.62      500,000.00
    PHOENIX          AZ   85044          2            08/06/93         00
    176561512                            05           07/01/94          0
    176561512                            O            06/01/24
    0


1


    1822535          287/047             F          325,000.00         T
                                         360        307,945.59          1
    10 AVENIDA DE OLIVIA               7.625          2,300.33         47
                                       7.375          2,300.33      700,000.00
    TUBAC            AZ   85646          4            12/15/93         00
    176561975                            05           02/01/94          0
    176561975                            O            01/01/24
    0


    1822536          287/047             F          275,000.00         ZZ
                                         360        261,356.09          1
    1604 SHEENA DR E                   7.375          1,899.36         78
                                       7.125          1,899.36      355,000.00
    PHOENIX          AZ   85022          1            03/21/94         00
    176562395                            05           05/01/94          0
    176562395                            O            04/01/24
    0


    1822538          287/047             F          400,000.00         ZZ
                                         360        373,886.12          1
    8101 54TH ST N                     7.625          2,805.65         50
                                       7.375          2,805.65      800,000.00
    PARADISE VALLEY  AZ   85253          2            08/01/93         00
    176562429                            05           10/01/93          0
    176562429                            O            09/01/23
    0


    1822540          287/047             F          300,000.00         ZZ
                                         360        276,099.39          1
    1534 E FRIESS DR                   8.250          2,253.80         71
                                       8.000          2,253.80      425,000.00
    PHOENIX          AZ   85022          1            06/29/94         00
    176562502                            05           09/01/94          0
    176562502                            O            08/01/24
    0


    1822541          287/047             F          663,500.00         ZZ
                                         360        626,142.13          1
    4608 BERNEIL DR E                  7.125          4,470.13         68
                                       6.875          4,470.13      975,735.00
    PHOENIX          AZ   85028          2            11/02/93         00
    176562528                            05           01/01/94          0
    176562528                            O            12/01/23
    0


    1822542          287/047             F          268,000.00         ZZ
                                         360        251,932.64          1
    4615 LAUNFAL AVE N                 6.875          1,760.57         63
                                       6.625          1,760.57      425,396.00
1


    PHOENIX          AZ   85018          2            10/27/93         00
    176562684                            05           12/01/93          0
    176562684                            O            11/01/23
    0


    1822543          287/047             F          276,000.00         ZZ
                                         360        257,838.98          1
    28405 67TH ST N                    7.000          1,836.24         79
                                       6.750          1,836.24      350,000.00
    CAREFREE         AZ   85377          1            09/24/93         00
    176562858                            05           11/01/93          0
    176562858                            O            10/01/23
    0


    1822544          287/047             F          304,000.00         ZZ
                                         360        286,511.20          1
    8611 SANTA CATALINA ST E           7.000          2,022.52         76
                                       6.750          2,022.52      400,000.00
    SCOTTSDALE       AZ   85255          1            11/15/93         00
    176564219                            05           01/01/94          0
    176564219                            O            12/01/23
    0


    1822545          287/047             F          245,000.00         ZZ
                                         360        227,915.57          1
    2171 LAUSE LN                      6.875          1,609.48         70
                                       6.625          1,609.48      350,000.00
    BULLHEAD CITY    AZ   86442          2            11/23/93         00
    176564714                            05           01/01/94          0
    176564714                            O            12/01/23
    0


    1822546          287/047             F          256,000.00         ZZ
                                         360        238,520.55          1
    5432 OLD RANCH RD N                6.875          1,681.74         78
                                       6.625          1,681.74      330,000.00
    PARK CITY        UT   84060          2            11/02/93         00
    176567410                            05           01/01/94          0
    176567410                            O            12/01/23
    0


    1822547          287/047             F          405,000.00         ZZ
                                         360        382,609.91          1
    1401 CORAL COVE E                  7.375          2,797.24         60
                                       7.125          2,797.24      675,000.00
    GILBERT          AZ   85234          2            10/14/93         00
    176570174                            05           12/01/93          0
    176570174                            O            11/01/23
    0
1




    1822548          287/047             F          279,600.00         ZZ
                                         360        263,422.55          1
    2354 MORNING STAR DR               7.375          1,931.13         80
                                       7.125          1,931.13      350,000.00
    PARK CITY        UT   84060          1            08/18/93         00
    176571016                            05           10/01/93          0
    176571016                            O            09/01/23
    0


    1822549          287/047             F          300,000.00         ZZ
                                         359        282,800.33          1
    2880 LUCKY JOHN DR                 7.250          2,046.53         75
                                       7.000          2,046.53      400,000.00
    PARK CITY        UT   84060          1            08/26/93         00
    176571032                            05           10/01/93          0
    176571032                            O            08/01/23
    0


    1822550          287/047             F          295,000.00         ZZ
                                         360        278,396.36          1
    7878 GAINEY RANCH RD E #45         7.500          2,062.69         80
                                       7.250          2,062.69      370,000.00
    SCOTTSDALE       AZ   85258          2            08/13/93         00
    176572519                            05           10/01/93          0
    176572519                            O            09/01/23
    0


    1822552          287/047             F          376,000.00         ZZ
                                         360        354,019.10          1
    5830 PLACITA ALTA REPOSA           7.250          2,564.99         80
                                       7.000          2,564.99      470,000.00
    TUSCON           AZ   85715          2            08/25/93         00
    176572790                            05           10/01/93          0
    176572790                            O            09/01/23
    0


    1822553          287/047             F          243,450.00         ZZ
                                         360        225,929.73          1
    5295 CAMINO REAL N                 7.250          1,660.76         90
                                       7.000          1,660.76      270,500.00
    TUCSON           AZ   85718          1            10/20/93         11
    176573624                            05           12/01/93         17
    176573624                            O            11/01/23
    0


    1822554          287/047             F          234,000.00         ZZ
                                         360        215,903.62          1
1


    7340 E KNOLLWOOD DR                7.000          1,556.81         90
                                       6.750          1,556.81      260,000.00
    TUCSON           AZ   85715          1            11/18/93         14
    176573665                            05           01/01/94         12
    176573665                            O            12/01/23
    0


    1822555          287/047             F          233,200.00         ZZ
                                         360        202,231.52          1
    5211 VALLEY VIEW RD N              7.250          1,590.84         80
                                       7.000          1,590.84      292,000.00
    TUCSON           AZ   85718          1            11/23/93         00
    176574200                            05           01/01/94          0
    176574200                            O            12/01/23
    0


    1822556          287/047             F          301,200.00         ZZ
                                         360        283,386.27          1
    3271 EL CAMINO RINCONADO           7.375          2,080.32         60
                                       7.125          2,080.32      508,000.00
    TUCSON           AZ   85749          2            09/27/93         00
    176575017                            05           11/01/93          0
    176575017                            O            10/01/23
    0


    1822557          287/047             F          423,750.00         ZZ
                                         360        378,774.96          1
    5727 25TH ST N                     7.375          2,926.74         74
                                       7.125          2,926.74      575,000.00
    PHOENIX          AZ   85016          2            08/18/93         00
    176575033                            05           10/01/93          0
    176575033                            O            09/01/23
    0


    1822558          287/047             F          438,000.00         ZZ
                                         360        414,424.31          1
    7151 CENTRAL AV N                  7.500          3,062.56         71
                                       7.250          3,062.56      620,000.00
    PHOENIX          AZ   85020          2            10/15/93         00
    176575074                            05           12/01/93          0
    176575074                            O            11/01/23
    0


    1822559          287/047             F          455,000.00         ZZ
                                         360        429,970.62          1
    5933 IRONWOOD DR E                 7.375          3,142.58         63
                                       7.125          3,142.58      730,000.00
    PARADISE VALLEY  AZ   85253          2            10/20/93         00
    176575140                            05           12/01/93          0
1


    176575140                            O            11/01/23
    0


    1822560          287/047             F          247,500.00         ZZ
                                         360        233,812.96          1
    2302 BETHANY HOME RD E             7.500          1,730.56         90
                                       7.250          1,730.56      275,000.00
    PHOENIX          AZ   85016          2            09/23/93         14
    176575165                            05           11/01/93         17
    176575165                            O            10/01/23
    0


    1822561          287/047             F          288,000.00         ZZ
                                         360        256,916.21          1
    6867 HILLSIDE DR N                 7.625          2,038.45         61
                                       7.375          2,038.45      475,000.00
    PARADISE VALLEY  AZ   85253          2            08/17/93         00
    176575215                            05           10/01/93          0
    176575215                            O            09/01/23
    0


    1822562          287/047             F          235,750.00         T
                                         360        187,328.03          1
    24248 80TH PL N                    7.500          1,648.40         78
                                       7.250          1,648.40      304,000.00
    SCOTTSDALE       AZ   85255          1            12/02/93         00
    176578763                            05           02/01/94          0
    176578763                            O            01/01/24
    0


    1822563          287/047             F          452,800.00         ZZ
                                         360        424,842.00          1
    5620 CASA BLANCA DR N              6.875          2,974.58         80
                                       6.625          2,974.58      570,000.00
    PARADISE VALLEY  AZ   85253          1            09/20/93         00
    176579316                            05           11/01/93          0
    176579316                            O            10/01/23
    0


    1822564          287/047             F          300,000.00         ZZ
                                         360        284,470.74          1
    991 CAMINO ALBERCA E               7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    TUCSON           AZ   85718          2            01/27/94         00
    176579712                            05           03/01/94          0
    176579712                            O            02/01/24
    0


1


    1822567          287/047             F          270,000.00         ZZ
                                         360        258,427.90          1
    5776 OLD RANCH RD N                8.125          2,004.74         87
                                       7.875          2,004.74      311,000.00
    PARK CITY        UT   84060          1            04/07/94         01
    176581916                            05           06/01/94         17
    176581916                            O            05/01/24
    0


    1822569          287/047             F          234,200.00         ZZ
                                         360        138,403.96          1
    8205 ADOBE E                       7.250          1,597.66         50
                                       7.000          1,597.66      475,000.00
    SCOTTSDALE       AZ   85255          1            12/14/93         00
    176583987                            05           02/01/94          0
    176583987                            O            01/01/24
    0


    1822570          287/047             F          371,800.00         ZZ
                                         360        352,676.72          1
    5129 BERYL AV E                    7.625          2,631.58         67
                                       7.375          2,631.58      560,000.00
    PARADISE VALLEY  AZ   85253          2            12/06/93         00
    176584845                            05           02/01/94          0
    176584845                            O            01/01/24
    0


    1822572          287/047             F          276,000.00         ZZ
                                         360        228,203.22          1
    17047 DIXILETA DR E                7.125          1,859.47         74
                                       6.875          1,859.47      374,000.00
    SCOTTSDALE       AZ   85262          2            11/05/93         00
    176584951                            05           01/01/94          0
    176584951                            O            12/01/23
    0


    1822574          287/047             F          250,000.00         T
                                         360        244,046.66          1
    24350 WHISPERING RIDGE WA          9.625          2,124.98         59
                                       9.375          2,124.98      425,000.00
    SCOTTSDALE       AZ   85255          1            04/28/95         00
    176585032                            05           06/01/95          0
    176585032                            O            05/01/25
    0


    1822575          287/047             F          340,000.00         ZZ
                                         360        322,296.77          1
    7500 MCCORMICK PKWY E UNI          7.750          2,420.13         80
                                       7.500          2,420.13      425,000.00
1


    SCOTTSDALE       AZ   85258          2            04/06/94         00
    176585198                            06           06/01/94          0
    176585198                            O            05/01/24
    0


    1822577          287/047             F          425,000.00         ZZ
                                         180        329,440.17          1
    1711 HERMOSA VISTA DR E            6.750          3,760.87         68
                                       6.500          3,760.87      630,000.00
    MESA             AZ   85203          2            11/22/93         00
    176588242                            05           01/01/94          0
    176588242                            O            12/01/08
    0


    1822579          287/047             F          345,000.00         ZZ
                                         360        332,505.12          1
    4537 MOCKINGBIRD LN                8.875          2,744.98         69
                                       8.625          2,744.98      500,000.00
    PARADISE VALLEY  AZ   85253          2            05/23/94         00
    176594042                            05           07/01/94          0
    176594042                            O            06/01/24
    0


    1822581          287/047             F          271,500.00         ZZ
                                         360        256,857.53          1
    7234 ROYAL PALM RD E               7.250          1,852.11         79
                                       7.000          1,852.11      345,000.00
    SCOTTSDALE       AZ   85258          2            01/10/94         00
    176594794                            05           03/01/94          0
    176594794                            O            02/01/24
    0


    1822591          287/047             F          249,948.33         ZZ
                                         315        224,212.01          1
    1904 BASELINE RD E                 7.750          1,858.92         29
                                       7.500          1,858.92      865,000.00
    PHOENIX          AZ   85040          2            07/01/93         00
    176610046                            05           08/01/93          0
    176610046                            O            10/01/19
    0


    1822619          287/047             F          324,000.00         ZZ
                                         334        274,561.12          1
    3002 MANOR DR WEST N               8.625          2,525.87         69
                                       8.375          2,525.87      475,000.00
    PHOENIX          AZ   85014          1            01/28/92         00
    176619831                            05           03/01/92          0
    176619831                            O            12/01/19
    0
1




    1822621          287/047             F          556,500.00         ZZ
                                         334        507,669.30          1
    1225 WARNER ROAD #13 E             8.375          4,232.10         70
                                       8.125          4,232.10      795,000.00
    TEMPE            AZ   85284          1            10/15/92         00
    176622520                            05           11/01/92          0
    176622520                            O            08/01/20
    0


    1822633          287/047             F          359,369.84         ZZ
                                         325        335,579.72          1
    10046 HIDDEN VALLEY R E            7.500          2,587.64         63
                                       7.250          2,587.64      575,000.00
    SCOTTSDALE       AZ   85262          1            01/01/94         00
    176623999                            05           02/01/94          0
    176623999                            O            02/01/21
    0


    1822641          287/047             F          449,200.00         ZZ
                                         324        408,905.93          1
    7347 RED LEDGE DR                  7.625          3,204.81         80
                                       7.375          3,204.81      565,000.00
    PARADISE VALLEY  AZ   85253          1            12/09/93         00
    176626141                            05           02/01/94          0
    176626141                            O            01/01/21
    0


    1822659          287/047             F          231,000.00         ZZ
                                         334        211,588.87          1
    14244 WHITE ROCK DR                7.625          1,625.70         79
                                       7.375          1,625.70      293,000.00
    SUN CITY WE      AZ   85375          1            12/27/93         00
    176631141                            05           03/01/94          0
    176631141                            O            12/01/21
    0


    1822665          287/047             F          537,607.39         ZZ
                                         330        412,368.81          1
    7701 MOONLIGHT LN N                7.125          3,719.31         64
                                       6.875          3,719.31      850,000.00
    PARADISE VALLEY  AZ   85253          2            10/01/93         00
    176631653                            05           11/01/93          0
    176631653                            O            04/01/21
    0


    1822682          287/047             F          455,000.00         ZZ
                                         342        418,701.57          1
1


    6633 E KASBA CIRCLE SO             8.375          3,462.27         60
                                       8.125          3,462.27      760,000.00
    PARADISE VALLEY  AZ   85253          2            10/15/92         00
    176635498                            05           11/01/92          0
    176635498                            O            04/01/21
    0


    1822685          287/047             F          280,000.00         ZZ
                                         324        256,461.34          1
    10300 48TH PL N                    7.750          2,012.48         67
                                       7.500          2,012.48      420,000.00
    PARADISE VALLEY  AZ   85028          1            03/09/94         00
    176636934                            05           05/01/94          0
    176636934                            O            04/01/21
    0


    1822738          287/047             F          285,850.00         ZZ
                                         360        278,461.56          1
    2243 SHEA BLVD E                   8.625          2,223.31         94
                                       8.375          2,223.31      305,000.00
    PHEONIX          AZ   85028          1            08/29/95         14
    176736619                            05           10/01/95         22
    176736619                            O            09/01/25
    0


    1822855          287/047             F          239,000.00         ZZ
                                         360        233,093.56          1
    3619 CAPILANO                      7.625          1,691.63         87
                                       7.375          1,691.63      276,000.00
    WEST LAFAYETTE   IN   47906          2            03/25/96         14
    176828507                            05           05/01/96         17
    176828507                            O            04/01/26
    0


    1822933          287/047             F          650,000.00         ZZ
                                         360        634,597.00          1
    1660 CRATER AVE EXT                8.500          4,997.94         69
                                       8.250          4,997.94      950,000.00
    DOVER            OH   44622          1            04/18/96         00
    176840817                            05           06/01/96          0
    176840817                            O            05/01/26
    0


    1822965          287/047             F          267,000.00         ZZ
                                         360        261,372.11          1
    848 SOUTH MAIN STREET              7.875          1,935.94         79
                                       7.625          1,935.94      342,000.00
    FINDLAY          OH   45840          2            06/24/96         00
    176849875                            05           08/01/96          0
1


    176849875                            O            07/01/26
    0


    1823006          287/047             F          306,000.00         ZZ
                                         360        299,206.63          1
    15508 EAST GREYSTONE DRIV          8.375          2,325.83         73
                                       8.125          2,325.83      420,000.00
    FOUNTAIN HILLS   AZ   85268          1            02/15/96         00
    176888741                            05           04/01/96          0
    176888741                            O            03/01/26
    0


    1823029          287/047             F          302,250.00         ZZ
                                         360        294,780.43          1
    7740 E GAINEY RANCH RD #2          7.625          2,139.31         65
                                       7.375          2,139.31      470,000.00
    SCOTTSDALE       AZ   85258          2            03/21/96         00
    176919512                            03           05/01/96          0
    176919512                            O            04/01/26
    0


    1823044          287/047             F          290,000.00         ZZ
                                         360        283,436.43          1
    5571 STATE ROAD 12 WEST            7.500          2,027.73         75
                                       7.250          2,027.73      388,000.00
    FINDLAY          OH   45840          2            06/21/96         00
    176962926                            05           08/01/96          0
    176962926                            O            07/01/26
    0


    1823051          287/047             F          241,000.00         ZZ
                                         360        236,176.50          1
    4187 SR 67                         7.500          1,685.11         65
                                       7.250          1,685.11      372,875.00
    KENTON           OH   43326          2            09/16/96         00
    176999100                            05           11/01/96          0
    176999100                            O            10/01/26
    0


    1823068          287/047             F          449,500.00         ZZ
                                         360        445,616.05          1
    3840 STONEBRIDGE RD                8.250          3,376.95         85
                                       8.000          3,376.95      530,000.00
    KETTERING        OH   45419          1            09/30/97         14
    177067931                            05           11/01/97         12
    177067931                            O            10/01/27
    0


1


    1823073          287/047             F        1,175,000.00         ZZ
                                         360      1,164,591.74          1
    3501 BRYN MAWR DRIVE               8.125          8,724.35         85
                                       7.875          8,724.35    1,385,000.00
    UNIVERSITY PARK  TX   75225          1            09/08/97         14
    177072857                            05           11/01/97         12
    177072857                            O            10/01/27
    0


    1823079          287/047             F          310,000.00         ZZ
                                         360        306,499.88          1
    3430 LANTERN TRAIL                 8.000          2,274.68         68
                                       7.750          2,274.68      460,000.00
    RICHMOND         IN   47374          1            06/11/97         00
    177102993                            05           08/01/97          0
    177102993                            O            07/01/27
    0

   TOTAL NUMBER OF LOANS   :        605

   TOTAL ORIGINAL BALANCE  :   171,994,118.58

   TOTAL PRINCIPAL BALANCE :   152,229,950.08

   TOTAL ORIGINAL P+I      :     1,325,446.85

   TOTAL CURRENT P+I       :     1,325,436.86


                             ***************************
                             *      END OF REPORT      *
                             ***************************


1

  RUN ON     : 11/24/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.20.28           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-NS2                               CUTOFF : 11/01/98
  POOL       : 0004341
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------

      1237268                              .7111
      256,058.19                           .0800
           10.8750                         .0000
           10.1639                         .0000
           10.0839                         .0000
            6.7500                        3.3339

      1273631                              .2500
      280,163.69                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            6.7500                        2.7950

      1274292                              .2500
      234,558.34                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1351599                              .2500
      248,594.28                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1353371                              .2500
      220,773.43                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1354377                              .2500
      193,083.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1356402                              .2500
      185,134.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668513                              .2500
      331,764.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1668514                              .2500
      355,147.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668515                              .2500
      477,624.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1668516                              .2500
      297,619.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668517                              .2500
      257,203.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1668518                              .2500
      317,534.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1668519                              .2500
      351,400.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1668521                              .2500
      600,946.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668522                              .2500
      223,844.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1668523                              .2500
      246,814.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1668524                              .2500
      381,558.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1668526                              .2500
      200,935.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668527                              .2500
      227,671.48                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1668529                              .2500
      214,778.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1668530                              .2500
      428,624.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1668531                              .2500
      237,590.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1668532                              .2500
      231,199.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1668536                              .2500
      485,545.73                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1668537                              .2500
      241,834.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1668542                              .2500
      367,644.42                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1668543                              .2500
      691,720.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1668544                              .2500
      263,073.52                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1668546                              .2500
      574,376.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1668547                              .2500
      286,907.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1668548                              .2500
      282,799.34                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1668549                              .2500
      275,271.12                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1668550                              .2500
      225,408.90                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1668771                              .2500
      231,381.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1668774                              .2500
      309,216.22                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1687853                              .2500
      131,186.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1687854                              .2500
      338,391.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1687855                              .2500
      636,863.29                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1687856                              .2500
      346,446.47                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1687857                              .2500
      192,451.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1687858                              .2500
      310,747.12                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687859                              .2500
      206,093.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1687860                              .2500
      364,342.54                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1687861                              .2500
      270,340.18                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687862                              .2500
      323,033.92                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000
1



      1687863                              .2500
      178,994.80                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1687864                              .2500
      303,447.88                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1687865                              .2500
      301,091.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1687866                              .2500
      296,743.49                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1687867                              .2500
      312,524.04                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687868                              .2500
      280,463.52                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1687869                              .2500
      230,582.42                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1687870                              .2500
      190,704.54                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1687871                              .2500
      223,965.49                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1687872                              .2500
      439,194.73                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1687873                              .2500
      516,416.16                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687874                              .2500
      401,787.12                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1687875                              .2500
      243,738.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1687876                              .2500
      397,034.52                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687877                              .2500
      225,100.28                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1687878                              .2500
      453,335.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1687879                              .2500
      334,503.26                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1687880                              .2500
      643,955.71                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1687881                              .2500
      275,429.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1687882                              .2500
      293,541.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1687883                              .2500
      191,723.34                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1687884                              .2500
      623,426.26                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1687885                              .2500
      416,759.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1687886                              .2500
      229,638.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1687887                              .2500
      356,072.57                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1687888                              .2500
      446,567.98                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1687889                              .2500
      320,092.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1687890                              .2500
      401,635.20                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687891                              .2500
      427,423.76                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687892                              .2500
      396,448.07                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1687893                              .2500
      209,057.85                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1687894                              .2500
      316,296.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1687895                              .2500
      326,197.93                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1687896                              .2500
      303,574.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808875                              .2500
       33,683.12                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808876                              .2500
      165,578.41                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1808878                              .2500
       13,352.32                           .0800
           11.0000                         .0000
           10.7500                         .0000
           10.6700                         .0000
            6.7500                        3.9200

      1808879                              .2500
       91,934.48                           .0300
            6.2500                         .0000
            6.0000                         .0000
            5.9700                         .0000
            5.9700                         .0000

      1808880                              .2500
       23,147.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1808881                              .2500
        9,967.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1808882                              .2500
       35,059.73                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            6.7500                        3.1700

      1808883                              .2500
      152,004.63                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1808884                              .2500
      531,487.99                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1808885                              .2500
       15,506.31                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808886                              .2500
       27,653.72                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808887                              .2500
       33,466.49                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808888                              .2500
       36,942.74                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808889                              .2500
       20,272.94                           .0800
           10.2000                         .0000
            9.9500                         .0000
            9.8700                         .0000
            6.7500                        3.1200
1



      1808890                              .2500
      195,251.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1808891                              .2500
      258,508.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1808892                              .2500
      227,669.06                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1808893                              .2500
        2,766.13                           .0800
           14.5000                         .0000
           14.2500                         .0000
           14.1700                         .0000
            6.7500                        7.4200

      1808894                              .2500
      189,549.50                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1808895                              .2500
        6,277.38                           .0800
           12.0000                         .0000
           11.7500                         .0000
           11.6700                         .0000
            6.7500                        4.9200

      1808896                              .2500
        4,689.14                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            6.7500                        3.2950

      1808897                              .2500
       15,776.14                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            6.7500                        3.0450
1



      1808898                              .2500
        8,677.93                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      1808899                              .2500
       24,203.87                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            6.7500                        3.4200

      1808900                              .2500
        2,707.47                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            6.7500                        3.4200

      1808901                              .2500
      232,995.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1808902                              .2500
      165,167.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1808903                              .2500
       42,994.99                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1808904                              .2500
       17,421.52                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1808905                              .2500
       18,948.06                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1808907                              .2500
       30,516.02                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1808908                              .2500
       14,183.77                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            6.7500                        3.2950

      1808909                              .2500
       15,428.41                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            6.7500                        3.4200

      1808910                              .2500
      203,751.53                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1808912                              .2500
      295,850.43                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808914                              .2500
      181,127.81                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1808915                              .2500
      209,604.72                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808916                              .2500
      178,690.58                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700
1



      1808918                              .2500
      198,361.47                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808919                              .2500
       99,426.57                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1808920                              .2500
      185,517.09                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1808921                              .2500
      201,110.63                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1808922                              .2500
      238,958.46                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1808923                              .2500
      229,119.86                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808924                              .2500
      338,786.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1808925                              .2500
      412,660.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      1808926                              .2500
      227,828.61                           .0800
            7.1380                         .0000
            6.8880                         .0000
            6.8080                         .0000
            6.7500                         .0580

      1808927                              .2500
      228,845.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808928                              .2500
      385,332.38                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808929                              .2500
      300,559.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808930                              .2500
       66,002.93                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1808931                              .2500
      204,155.84                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1808932                              .2500
      290,511.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808933                              .2500
       10,245.45                           .0800
           12.0000                         .0000
           11.7500                         .0000
           11.6700                         .0000
            6.7500                        4.9200
1



      1808934                              .2500
        8,234.89                           .0800
           12.7500                         .0000
           12.5000                         .0000
           12.4200                         .0000
            6.7500                        5.6700

      1808935                              .2500
       10,149.73                           .0800
           11.5000                         .0000
           11.2500                         .0000
           11.1700                         .0000
            6.7500                        4.4200

      1808936                              .2500
      227,986.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808939                              .2500
       14,959.91                           .0800
           11.0000                         .0000
           10.7500                         .0000
           10.6700                         .0000
            6.7500                        3.9200

      1808940                              .2500
      423,612.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808941                              .2500
      282,861.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808942                              .2500
      236,103.17                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1808943                              .2500
      259,391.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      1808944                              .2500
      591,389.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808945                              .2500
      394,129.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1808946                              .2500
      323,669.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808947                              .2500
      306,011.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808948                              .2500
      286,610.67                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808949                              .2500
      261,901.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1808950                              .2500
      187,462.14                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1808951                              .2500
      253,052.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1808952                              .2500
      227,104.91                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1808953                              .2500
      354,929.07                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808955                              .2500
      418,162.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1808956                              .2500
      288,655.42                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808957                              .2500
      310,793.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1808959                              .2500
      531,827.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808960                              .2500
      295,557.18                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1808961                              .2500
      538,359.19                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      1808962                              .2500
      213,466.68                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1808963                              .2500
      292,994.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808965                              .2500
      267,752.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1808966                              .2500
      260,519.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1808968                              .2500
       39,252.51                           .0800
           11.5000                         .0000
           11.2500                         .0000
           11.1700                         .0000
            6.7500                        4.4200

      1808969                              .2500
      224,240.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1808970                              .2500
       97,817.40                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1808971                              .2500
       37,299.50                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      1808972                              .2500
      334,203.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1808973                              .2500
      219,183.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808974                              .2500
      222,896.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1808975                              .2500
      239,962.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1808976                              .2500
      224,296.44                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1808977                              .2500
      287,728.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1808978                              .2500
      952,528.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1808980                              .2500
       11,189.30                           .0800
           15.5000                         .0000
           15.2500                         .0000
           15.1700                         .0000
            6.7500                        8.4200
1



      1808981                              .2500
       37,628.55                           .0800
            8.2900                         .0000
            8.0400                         .0000
            7.9600                         .0000
            6.7500                        1.2100

      1808982                              .2500
      250,466.70                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.7500                        2.4200

      1808983                              .2500
      329,993.47                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      1808985                              .2500
      100,950.99                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1808986                              .2500
       16,142.84                           .0800
           15.5000                         .0000
           15.2500                         .0000
           15.1700                         .0000
            6.7500                        8.4200

      1808987                              .2500
       23,985.45                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            6.7500                        3.2950

      1808988                              .2500
       18,999.31                           .0800
           12.2500                         .0000
           12.0000                         .0000
           11.9200                         .0000
            6.7500                        5.1700

      1808989                              .2500
        6,851.99                           .0800
           17.5000                         .0000
           17.2500                         .0000
           17.1700                         .0000
            6.7500                        ******
1



      1808990                              .2500
       30,726.59                           .0800
           11.0000                         .0000
           10.7500                         .0000
           10.6700                         .0000
            6.7500                        3.9200

      1808992                              .2500
      250,793.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1808993                              .2500
       11,160.27                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.7500                        2.4200

      1808994                              .2500
       22,685.96                           .0800
           11.0000                         .0000
           10.7500                         .0000
           10.6700                         .0000
            6.7500                        3.9200

      1808996                              .2500
       23,854.27                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            6.7500                        3.4200

      1808997                              .2500
       16,775.12                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1808999                              .2500
       15,631.81                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700

      1809000                              .2500
       54,968.41                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            6.7500                        3.1700
1



      1809001                              .2500
       31,999.18                           .0800
           11.0000                         .0000
           10.7500                         .0000
           10.6700                         .0000
            6.7500                        3.9200

      1809002                              .2500
        8,960.35                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809003                              .2500
       11,137.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700

      1809005                              .2500
       15,309.79                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.7500                        2.4200

      1809006                              .2500
        9,411.51                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1809007                              .2500
       21,815.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700

      1809008                              .2500
       11,948.76                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      1809009                              .2500
       19,669.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      1809010                              .2500
       31,521.67                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      1809011                              .2500
       64,937.55                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            6.7500                        3.1700

      1809013                              .2500
       42,436.57                           .0800
           13.8750                         .0000
           13.6250                         .0000
           13.5450                         .0000
            6.7500                        6.7950

      1809014                              .2500
        7,866.16                           .0800
           14.8750                         .0000
           14.6250                         .0000
           14.5450                         .0000
            6.7500                        7.7950

      1809015                              .2500
       32,254.93                           .0800
           12.0000                         .0000
           11.7500                         .0000
           11.6700                         .0000
            6.7500                        4.9200

      1809017                              .2500
       59,493.04                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            6.7500                        3.2950

      1809018                              .2500
       50,209.69                           .0800
           10.3750                         .0000
           10.1250                         .0000
           10.0450                         .0000
            6.7500                        3.2950

      1809019                              .2500
       21,011.92                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            6.7500                        2.7950
1



      1809021                              .2500
        1,732.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809022                              .2500
        5,087.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809024                              .2500
        5,207.80                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1809025                              .2500
       15,477.06                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200

      1809026                              .2500
       23,007.35                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700

      1809027                              .2500
       18,774.46                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            6.7500                        3.0450

      1809028                              .2500
       88,586.08                           .0800
           13.0000                         .0000
           12.7500                         .0000
           12.6700                         .0000
            6.7500                        5.9200

      1809029                              .2500
      237,735.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1809031                              .2500
      236,344.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809032                              .2500
       67,993.63                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809033                              .2500
      302,764.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1809034                              .2500
      292,696.83                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1809036                              .2500
      229,241.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1809037                              .2500
      217,318.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1809038                              .2500
      454,717.71                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      1809039                              .2500
       67,603.43                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200
1



      1809040                              .2500
      477,549.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809041                              .2500
       26,555.73                           .0800
           10.7500                         .0000
           10.5000                         .0000
           10.4200                         .0000
            6.7500                        3.6700

      1809042                              .2500
       54,184.04                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809043                              .2500
      234,956.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1809044                              .2500
       55,529.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809045                              .2500
      275,435.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809046                              .2500
      257,602.82                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1809047                              .2500
      183,584.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1809049                              .2500
      345,256.66                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1809051                              .2500
        5,743.86                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      1809055                              .2500
       54,046.30                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      1809056                              .2500
       13,596.39                           .0800
            9.4000                         .0000
            9.1500                         .0000
            9.0700                         .0000
            6.7500                        2.3200

      1809057                              .2500
       36,921.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809058                              .2500
       22,245.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809059                              .2500
       29,180.08                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      1809060                              .2500
       50,284.05                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200
1



      1809061                              .2500
       41,062.74                           .0800
           11.5000                         .0000
           11.2500                         .0000
           11.1700                         .0000
            6.7500                        4.4200

      1809062                              .2500
       25,089.46                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1809063                              .2500
       23,808.48                           .0800
           11.7500                         .0000
           11.5000                         .0000
           11.4200                         .0000
            6.7500                        4.6700

      1809064                              .2500
       52,743.25                           .0800
           10.5000                         .0000
           10.2500                         .0000
           10.1700                         .0000
            6.7500                        3.4200

      1809065                              .2500
       19,022.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809066                              .2500
       13,997.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809067                              .2500
       18,539.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809068                              .2500
       19,090.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1809069                              .2500
       14,870.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809070                              .2500
       15,786.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809071                              .2500
       16,460.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809072                              .2500
       15,782.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809073                              .2500
       16,335.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809074                              .2500
       21,951.26                           .0800
           10.7500                         .0000
           10.5000                         .0000
           10.4200                         .0000
            6.7500                        3.6700

      1809075                              .2500
       18,910.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809076                              .2500
       15,991.51                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1809078                              .2500
       19,565.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809079                              .2500
       23,865.68                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809082                              .2500
       26,608.16                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809083                              .2500
       28,195.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809085                              .2500
       32,099.83                           .0800
           11.5000                         .0000
           11.2500                         .0000
           11.1700                         .0000
            6.7500                        4.4200

      1809086                              .2500
       89,665.17                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809087                              .2500
       45,252.49                           .0800
            8.9000                         .0000
            8.8750                         .0000
            8.7950                         .0000
            6.7500                        2.0450

      1809089                              .2500
      103,765.08                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950
1



      1809090                              .2500
      441,682.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809094                              .2500
       37,269.72                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      1809095                              .2500
      246,117.20                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809096                              .2500
      337,369.95                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809097                              .2500
      199,771.74                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1809098                              .2500
       17,679.45                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            6.7500                        3.0450

      1809099                              .2500
       71,119.82                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809100                              .2500
      226,697.96                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      1809102                              .2500
       54,087.99                           .0800
            7.9100                         .0000
            7.6600                         .0000
            7.5800                         .0000
            6.7500                         .8300

      1809103                              .2500
      102,871.27                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809104                              .2500
       91,143.53                           .0800
            8.6750                         .0000
            8.4250                         .0000
            8.3450                         .0000
            6.7500                        1.5950

      1809105                              .2500
      239,534.87                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809106                              .2500
      217,512.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809107                              .2500
      289,102.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809108                              .2500
      243,576.62                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1809110                              .2500
      358,868.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      1809113                              .2500
      295,855.07                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809114                              .2500
      300,007.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809115                              .2500
      427,808.33                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809116                              .2500
      144,953.08                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1809117                              .2500
      239,439.96                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1809118                              .2500
      269,763.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809119                              .2500
      252,524.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809120                              .2500
      308,821.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1809121                              .2500
       38,948.31                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      1809123                              .2500
      229,429.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809124                              .2500
      366,157.92                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1809125                              .2500
      345,875.53                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1809126                              .2500
       77,701.93                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.7500                        2.4200

      1809127                              .2500
      336,339.96                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809128                              .2500
      223,988.05                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809129                              .2500
      250,158.24                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      1809130                              .2500
      223,426.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809132                              .2500
       64,828.22                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809133                              .2500
       58,296.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809134                              .2500
       58,296.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809135                              .2500
       58,296.81                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809136                              .2500
       58,345.40                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809140                              .2500
      379,289.61                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809141                              .2500
      394,416.16                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      1809142                              .2500
      325,611.02                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            6.7500                        1.9200

      1809144                              .2500
      442,517.70                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809145                              .2500
      339,961.45                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1809147                              .2500
      392,613.61                           .0800
            7.7650                         .0000
            7.5150                         .0000
            7.4350                         .0000
            6.7500                         .6850

      1809150                              .2500
      292,409.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809151                              .2500
      262,327.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809153                              .2500
      240,126.52                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809154                              .2500
      330,719.49                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700
1



      1809155                              .2500
      228,517.71                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809156                              .2500
      251,340.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809158                              .2500
       76,602.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809159                              .2500
      235,109.84                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1809160                              .2500
      243,907.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809162                              .2500
       48,970.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809163                              .2500
      299,417.11                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1809164                              .2500
      284,942.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      1809165                              .2500
      261,739.91                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809167                              .2500
      381,763.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1809170                              .2500
      344,197.79                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809171                              .2500
      350,277.57                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1809174                              .2500
      339,003.76                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809175                              .2500
      394,116.70                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809176                              .2500
       76,657.97                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809177                              .2500
      298,985.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      1809178                              .2500
      227,968.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1809179                              .2500
      227,380.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1809180                              .2500
      232,524.78                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1809181                              .2500
      233,050.40                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809182                              .2500
      345,259.81                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809183                              .2500
      691,048.96                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809184                              .2500
      691,478.15                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809185                              .2500
      244,733.54                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      1809719                              .2500
      280,750.98                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1809725                              .2500
      276,185.86                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1809731                              .2500
      553,423.50                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809735                              .2500
      275,670.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1809740                              .2500
      241,736.32                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            6.7500                        2.0450

      1811464                              .2500
      468,073.12                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1813550                              .2500
      287,582.76                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            6.7500                        2.5450

      1819087                              .2500
       21,887.44                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            6.7500                        2.9200
1



      1819144                              .2500
      212,325.92                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819145                              .2500
      198,848.27                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819268                              .2500
      250,342.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819270                              .2500
      664,774.47                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1819387                              .2500
      174,282.08                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1819393                              .2500
      212,983.47                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1819395                              .2500
      186,779.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819396                              .2500
      334,252.75                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      1819397                              .2500
      436,928.34                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1819414                              .2500
      274,386.47                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1819415                              .2500
      330,785.66                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            6.7500                        2.2950

      1819455                              .2500
      226,664.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1819457                              .2500
      208,534.59                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819458                              .2500
      253,187.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1819461                              .2500
       99,854.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1819462                              .2500
      241,444.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      1819464                              .2500
      381,706.68                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1819470                              .2500
      226,664.38                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1819471                              .2500
      325,505.77                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819472                              .2500
      368,955.03                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1819473                              .2500
      331,122.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1819474                              .2500
      898,351.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1819476                              .2500
      316,722.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1819481                              .2500
      320,505.90                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      1819483                              .2500
      659,428.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1819496                              .2500
      315,905.28                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1819524                              .2500
      233,386.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1819532                              .2500
      227,175.69                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1819533                              .2500
      305,117.04                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            6.7500                        2.4200

      1819534                              .2500
      300,252.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819537                              .2500
      260,926.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819538                              .2500
      253,345.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1819540                              .2500
      353,885.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819541                              .2500
      263,573.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819546                              .2500
      349,352.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1819547                              .2500
      413,001.98                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1819548                              .2500
      297,674.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1819565                              .2500
      343,448.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1819566                              .2500
      216,255.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1819573                              .2500
      354,704.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1819578                              .2500
      248,797.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1820048                              .2500
      224,423.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1820116                              .2500
      230,085.24                           .0800
            8.7350                         .0000
            8.4850                         .0000
            8.4050                         .0000
            6.7500                        1.6550

      1820117                              .2500
      267,715.46                           .0800
            8.7350                         .0000
            8.4850                         .0000
            8.4050                         .0000
            6.7500                        1.6550

      1820119                              .2500
      227,619.82                           .0800
            8.6100                         .0000
            8.3600                         .0000
            8.2800                         .0000
            6.7500                        1.5300

      1820121                              .2500
      229,120.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1820127                              .2500
      235,487.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            6.7500                        2.6700

      1820157                              .2500
      169,830.99                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450
1



      1820170                              .2500
      261,661.19                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1820184                              .2500
      379,429.50                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1820186                              .2500
      269,592.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1820188                              .2500
      207,717.27                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1820189                              .2500
      524,221.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1820190                              .2500
      187,522.31                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1820191                              .2500
      269,692.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1820192                              .2500
      275,246.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      1820195                              .2500
      243,829.04                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1820199                              .2500
      882,539.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1820200                              .2500
      262,176.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1820215                              .2500
      221,268.68                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1820241                              .2500
      238,739.84                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1820244                              .2500
      239,159.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1820249                              .2500
      335,636.52                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1820259                              .2500
      260,174.16                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1820260                              .2500
      241,376.25                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1820271                              .2500
      378,587.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1820272                              .2500
      313,960.18                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      1820274                              .2500
      314,454.48                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1820377                              .2500
      333,188.28                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1820380                              .2500
      264,715.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1820381                              .2500
      235,364.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1820521                              .2500
      219,902.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1820524                              .2500
      300,043.10                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1820538                              .2500
      611,991.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1820573                              .2500
      229,875.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1820599                              .2500
      236,939.77                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      1820642                              .2500
      296,901.71                           .0300
            6.1250                         .0000
            5.8750                         .0000
            5.8450                         .0000
            5.8450                         .0000

      1820651                              .2500
      240,442.16                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1820773                              .2500
       41,760.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1820837                              .2500
      252,100.47                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450
1



      1821116                              .2500
      381,975.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1821656                              .2500
      255,084.36                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1821680                              .2500
      355,166.49                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1821681                              .2500
      457,475.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1821686                              .2500
      323,734.66                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1821692                              .2500
      271,770.47                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1821698                              .2500
      229,154.24                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1821751                              .2500
      305,685.98                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950
1



      1821923                              .2500
      313,527.26                           .0800
           10.7500                         .0000
           10.5000                         .0000
           10.4200                         .0000
            6.7500                        3.6700

      1821927                              .2500
      245,105.13                           .0800
           10.6250                         .0000
           10.3750                         .0000
           10.2950                         .0000
            6.7500                        3.5450

      1821938                              .2500
      182,820.63                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1821941                              .2500
      261,761.66                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            6.7500                        2.7950

      1821946                              .2500
      197,381.12                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1821957                              .2500
      298,101.48                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            6.7500                        2.0450

      1821962                              .2500
      368,304.16                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.7500                        1.6700

      1821973                              .2500
      210,816.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700
1



      1821976                              .2500
      198,794.17                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            6.7500                        2.1700

      1821979                              .2500
      201,384.32                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            6.7500                        2.7950

      1821982                              .2500
      210,811.16                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            6.7500                        2.7950

      1821987                              .2500
      505,094.71                           .0800
           10.7500                         .0000
           10.5000                         .0000
           10.4200                         .0000
            6.7500                        3.6700

      1821996                              .2500
      218,809.91                           .0800
           10.6250                         .0000
           10.3750                         .0000
           10.2950                         .0000
            6.7500                        3.5450

      1822098                              .2500
      584,194.67                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822100                              .2500
      392,451.97                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      1822104                              .2500
      211,253.97                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700
1



      1822114                              .2500
      187,506.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822115                              .2500
      348,303.12                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822116                              .2500
      245,833.93                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822118                              .2500
      404,993.86                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1822119                              .2500
      225,651.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1822120                              .2500
      145,010.61                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822122                              .2500
      373,771.51                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822125                              .2500
      577,202.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1822128                              .2500
      436,185.76                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1822129                              .2500
      280,592.20                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822130                              .2500
      321,644.13                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            6.7500                        2.2950

      1822131                              .2500
      947,388.07                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1822132                              .2500
      214,607.66                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822134                              .2500
      217,586.72                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822136                              .2500
      221,681.06                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1822137                              .2500
      290,118.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1822138                              .2500
      309,129.96                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822139                              .2500
      223,417.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822140                              .2500
      450,083.17                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822141                              .2500
      157,677.35                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822150                              .2500
      246,558.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822151                              .2500
      246,855.55                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822153                              .2500
      647,260.89                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822154                              .2500
      257,631.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700
1



      1822155                              .2500
      227,230.15                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822156                              .2500
      270,075.48                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1822157                              .2500
      349,975.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822159                              .2500
      229,566.62                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822160                              .2500
      248,028.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822165                              .2500
      334,665.54                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822167                              .2500
      294,276.19                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1822168                              .2500
      352,526.88                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      1822169                              .2500
      311,775.09                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822173                              .2500
      222,283.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822174                              .2500
      224,426.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822175                              .2500
      259,486.94                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822176                              .2500
      254,215.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822177                              .2500
      232,687.62                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822179                              .2500
      223,628.74                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822181                              .2500
      213,578.24                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      1822182                              .2500
      301,082.83                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822187                              .2500
      230,952.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822188                              .2500
      247,497.23                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822190                              .2500
      249,396.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822191                              .2500
      258,116.82                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822193                              .2500
      374,269.01                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822194                              .2500
      309,485.05                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822195                              .2500
      318,979.13                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      1822198                              .2500
      235,778.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822199                              .2500
      251,827.35                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1822202                              .2500
      235,200.50                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822203                              .2500
      303,978.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822206                              .2500
      212,463.82                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822207                              .2500
      437,592.87                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822208                              .2500
      232,940.75                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822209                              .2500
      391,802.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1822210                              .2500
      256,768.44                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822213                              .2500
      416,301.90                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822214                              .2500
      261,565.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822216                              .2500
      235,618.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822217                              .2500
      330,402.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822218                              .2500
      247,980.29                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822220                              .2500
      250,115.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822481                              .2500
      277,490.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450
1



      1822483                              .2500
      273,873.40                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1822484                              .2500
      222,867.79                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822485                              .2500
      250,164.58                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1822486                              .2500
      285,758.08                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822487                              .2500
      328,009.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1822489                              .2500
      207,562.42                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822490                              .2500
      186,840.32                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1822491                              .2500
      231,930.03                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1822493                              .2500
      263,092.12                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822496                              .2500
      229,534.94                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822497                              .2500
      851,153.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822498                              .2500
      333,013.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822502                              .2500
      335,361.46                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822503                              .2500
      578,575.81                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822504                              .2500
      245,403.30                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822505                              .2500
      317,630.49                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      1822507                              .2500
      232,473.10                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950

      1822508                              .2500
      244,585.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822510                              .2500
      277,586.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822511                              .2500
      222,130.05                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822512                              .2500
      226,372.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822513                              .2500
      229,953.24                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822514                              .2500
      424,253.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822515                              .2500
      276,724.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950
1



      1822516                              .2500
      314,202.68                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822517                              .2500
      259,942.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822518                              .2500
      238,250.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822519                              .2500
      220,753.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822523                              .2500
      479,732.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1822524                              .2500
      878,757.70                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822525                              .2500
      236,664.24                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822526                              .2500
      226,764.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1822527                              .2500
      336,621.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822528                              .2500
      346,551.28                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822529                              .2500
      226,450.14                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822531                              .2500
      231,424.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822532                              .2500
      317,296.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822533                              .2500
      277,834.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822534                              .2500
      359,067.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

      1822535                              .2500
      307,945.59                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1822536                              .2500
      261,356.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822538                              .2500
      373,886.12                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822540                              .2500
      276,099.39                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1822541                              .2500
      626,142.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1822542                              .2500
      251,932.64                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822543                              .2500
      257,838.98                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822544                              .2500
      286,511.20                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000

      1822545                              .2500
      227,915.57                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000
1



      1822546                              .2500
      238,520.55                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822547                              .2500
      382,609.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822548                              .2500
      263,422.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822549                              .2500
      282,800.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822550                              .2500
      278,396.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822552                              .2500
      354,019.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822553                              .2500
      225,929.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822554                              .2500
      215,903.62                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                         .0000
            6.7200                         .0000
1



      1822555                              .2500
      202,231.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822556                              .2500
      283,386.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822557                              .2500
      378,774.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822558                              .2500
      414,424.31                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822559                              .2500
      429,970.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822560                              .2500
      233,812.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822561                              .2500
      256,916.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822562                              .2500
      187,328.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200
1



      1822563                              .2500
      424,842.00                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                         .0000
            6.5950                         .0000

      1822564                              .2500
      284,470.74                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.7500                         .2950

      1822567                              .2500
      258,427.90                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1822569                              .2500
      138,403.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822570                              .2500
      352,676.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822572                              .2500
      228,203.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1822574                              .2500
      244,046.66                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            6.7500                        2.5450

      1822575                              .2500
      322,296.77                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700
1



      1822577                              .2500
      329,440.17                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1822579                              .2500
      332,505.12                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.7500                        1.7950

      1822581                              .2500
      256,857.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.7500                         .1700

      1822591                              .2500
      224,212.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822619                              .2500
      274,561.12                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822621                              .2500
      507,669.30                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1822633                              .2500
      335,579.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1822641                              .2500
      408,905.93                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450
1



      1822659                              .2500
      211,588.87                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822665                              .2500
      412,368.81                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7500                         .0450

      1822682                              .2500
      418,701.57                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1822685                              .2500
      256,461.34                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.7500                         .6700

      1822738                              .2500
      278,461.56                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.7500                        1.5450

      1822855                              .2500
      233,093.56                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1822933                              .2500
      634,597.00                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.7500                        1.4200

      1822965                              .2500
      261,372.11                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.7500                         .7950
1



      1823006                              .2500
      299,206.63                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.7500                        1.2950

      1823029                              .2500
      294,780.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.7500                         .5450

      1823044                              .2500
      283,436.43                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1823051                              .2500
      236,176.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.7500                         .4200

      1823068                              .2500
      445,616.05                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.7500                        1.1700

      1823073                              .2500
    1,164,591.74                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.7500                        1.0450

      1823079                              .2500
      306,499.88                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.7500                         .9200

  TOTAL NUMBER OF LOANS:      605
  TOTAL BALANCE........:        152,229,950.08


1

  RUN ON     : 11/24/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.20.28            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-NS2     FIXED SUMMARY REPORT      CUTOFF : 11/01/98
  POOL       : 0004341
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  --------------------------------------------------------------------------
  CURR NOTE RATE                        7.7508            6.1250     17.5000
  RFC NET RATE                          7.5000            5.8750     17.2500
  NET MTG RATE(INVSTR RATE)             7.4275            5.8450     17.1700
  POST STRIP RATE                       6.7130            5.8450      6.7500
  SUB SERV FEE                           .2508             .2500       .7111
  MSTR SERV FEE                          .0725             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .7145             .0000     10.4200







  TOTAL NUMBER OF LOANS:   605
  TOTAL BALANCE........:     152,229,950.08


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                  EXHIBIT G

FORM OF SELLER/SERVICER CONTRACT


            This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

            WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

            NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

(1)   Incorporation of Guides by Reference.

            The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

(2)   Amendments.

            This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

(3)   Representations and Warranties.

      (A)    Reciprocal Representations and Warranties.

             The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

     (i) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

                  (ii) This  Contract  has been duly  authorized,  executed  and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

                  (iii) There is no action,  proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

                  (iv) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      (B) Seller/Servicer's Representations, Warranties and Covenants.

                        In  addition  to  the  representations,  warranties  and
            covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

(4)   Remedies of Residential Funding.

            If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

(5)   Seller/Servicer's Status as Independent Contractor.

            At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

(6)   Prior Agreements Superseded.

            This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

(7)   Assignment.

            This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

(8)   Notices.

            All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

            If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

            If to the Seller/Servicer, notice must be sent to:








            Attention:

            Telefacsimile Number:  (_____) _____-________


(9)   Jurisdiction and Venue.

            Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph

9.

(10)  Miscellaneous.

            This  Contract,  including all documents  incorporated  by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

          IN   WITNESS   WHEREOF,   the   duly   authorized   officers   of  the
Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.


          ATTEST:                         SELLER/SERVICER

            [Corporate Seal]



                                                      (Name of Seller/Servicer)



          By:                             By:

                (Signature)                           (Signature)




          By:                             By:

                 (Typed Name)                         (Typed Name)


          Title:                          Title:




          ATTEST:                         RESIDENTIAL FUNDING


                                                      CORPORATION




          By:                             By:

                (Signature)                           (Signature)




          By:                             By:

                 (Typed Name)                         (Typed Name)


          Title:                          Title:

                                  EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

            DATE:

            TO:

            RE:   REQUEST FOR RELEASE OF DOCUMENTS

            In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

            Pooling and Servicing Agreement Dated:

            Series #:

            Account #:

            Pool #:

            Loan #:

            Borrower Name(s):

          Reason for Document Request: (circle one) Mortgage Loan

          Prepaid in Full

                                                Mortgage Loan Repurchased


            "We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."



            Residential Funding Corporation

            Authorized Signature


            ******************************************************************
************

            TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

                     Enclosed Documents: [ ] Promissory Note

                                               [ ] Primary Insurance Policy

                                               [ ] Mortgage or Deed of Trust

                                               [ ] Assignment(s) of Mortgage or

            Deed of Trust

                                               [ ] Title Insurance Policy

                                               [ ] Other:



          Name



          Title



          Date

                                 EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

            STATE OF    )

                              : ss.:

            COUNTY OF   )


            [NAME OF OFFICER], being first duly sworn, deposes and says:

      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-NS2, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

          (1) That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer], (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          (2) That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

                                   I-1-1

          (3) That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          (4) The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

          (5) That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          (6) That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          (7) That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          (8)     The Owner's Taxpayer Identification Number is ______________.

          (9) This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

          (10) That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

          (11) That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any

                                   I-1-2
cash flows generated by the Class R Certificate.

          (12) That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

          (13) The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                   I-1-3

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ________ day of _______________, 199__.




                                 [NAME OF OWNER]


                                                By:

                                                [Name of Officer]

                                                [Title of Officer]

            [Corporate Seal]


            ATTEST:




            [Assistant] Secretary


            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this _______ day of ________________, 199__.




                                  NOTARY PUBLIC

                                              COUNTY OF

                                              STATE OF

                                                My  Commission  expires the ____
                                    day of _______________, 19__.



                                   I-1-4

                                 EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                           __________________, 19__


            Residential Funding Mortgage Securities I, Inc.
            8400 Normandale Lake Boulevard Suite 600
            Minneapolis, Minnesota  55437

            Bankers Trust Company
            3 Park Plaza
            Irvine, CA 92614

            Attention: Residential Funding Corporation Series 1998-NS2

                        Re:   Mortgage Pass-Through Certificates,

                 Series 1998-NS2, Class R


            Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-NS2, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                              a. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

          (14) The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

          (15) The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has

                                   I-2-1
historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

          (16) The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                                Very truly yours,




                                    (Seller)


                                                By:

                                                Name:

                                     Title:



                                   I-2-2

                                 EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__


            Residential Funding Mortgage

              Securities I, Inc.

            8400 Normandale Lake Boulevard

            Suite 600

            Minneapolis, MN 55437

            Residential Funding Corporation

            8400 Normandale Lake Boulevard

            Suite 600

            Minneapolis, MN 55437

            Bankers Trust Company
            3 Park Plaza
            Irvine, CA 92614

            Attention:  Residential Funding Corporation Series 1998-NS2

        Re:   Mortgage Pass-Through Certificates, Series 1998-NS2, [Class B-]

            Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-NS2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

           b. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any

                                   J-1-1
      state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

           (17) The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

           (18) The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

           (19) The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

           (20) The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general

                                   J-1-2
      solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

           (21)   The Purchaser

           (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ' 2510.3-101; or

           (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.



                                                Very truly yours,




                                                By:

                                                Name:

                                     Title:



                                   J-1-3

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                              ____________, 19__


            Residential Funding Mortgage

              Securities I, Inc.

            8400 Normandale Lake Boulevard

            Suite 600

            Minneapolis, Minnesota 55437

            Residential Funding Corporation

            8400 Normandale Lake Boulevard

            Suite 600

            Minneapolis, Minnesota 55437

            Bankers Trust Company
            3 Park Plaza
            Irvine, CA 92614

     Attention: Residential Funding Mortgage Securities I, Inc., Series 1998-NS2

                        Re:   Mortgage Pass-Through Certificates,

                 Series 1998-NS2, [Class A-8] [Class M]

            Ladies and Gentlemen:

            ____________________  (the  "Purchaser")  intends to  purchase  from
________________________   (the  "Seller")  $_____________  Initial  Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-NS2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                                   J-2-1

          2. The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ' 2510.3- 101; or

          3. The Purchase is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption
("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemption relief afforded under Sections I and III of PTCE 95- 60.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a) or (b) above.


                                                Very truly yours,




                                                By:

                                                Name:

                                     Title:




                                   J-2-2

                                 EXHIBIT J-3

                             FORM OF ERISA LEGEND

          Each Beneficial Owner of a Class M Certificate (or any interest therein) shall be deemed to have represented, by virtue of its acquisition or holding of such Certificate (or interest therein), that either

           (a) it is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

            (b) (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95- 60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").






                                   J-3-1

                                   J-3-2

                                  EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER


                         ____________________, 19____


            RESIDENTIAL FUNDING MORTGAGE

              SECURITIES I, INC.

            8400 NORMANDALE LAKE BOULEVARD

            SUITE 600

            MINNEAPOLIS, MN 55437

            BANKERS TRUST COMPANY

            3 PARK PLAZA
            IRVINE, CA 92614



            ATTENTION: RESIDENTIAL FUNDING CORPORATION SERIES 1998-NS2

                        RE:   MORTGAGE PASS-THROUGH CERTIFICATES,

                  SERIES 1998-NS2, [CLASS B-]

            LADIES AND GENTLEMEN:

            IN  CONNECTION  WITH  THE  SALE BY  ____________  THE  "SELLER")  TO
______________  THE "PURCHASER") OF $  _________________  CERTIFICATE  PRINCIPAL
BALANCE OF MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-NS2, CLASS (THE "CERTIFICATES"), ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT (THE
"POOLING AND SERVICING AGREEMENT"), DATED AS OF NOVEMBER 1, 1998 AMONG RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., AS SELLER (THE "COMPANY"), RESIDENTIAL FUNDING CORPORATION, AS MASTER SERVICER, AND BANKERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"). THE SELLER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO, AND COVENANTS WITH, THE COMPANY AND THE TRUSTEE THAT:

            NEITHER THE SELLER NOR ANYONE ACTING ON ITS BEHALF HAS (A) OFFERED, PLEDGED, SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY TO ANY PERSON IN ANY MANNER, (B) HAS SOLICITED ANY OFFER TO BUY OR TO ACCEPT A PLEDGE, DISPOSITION OR OTHER TRANSFER OF ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY FROM ANY PERSON IN ANY MANNER, (C) HAS OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO ANY CERTIFICATE, ANY INTEREST IN ANY CERTIFICATE OR ANY OTHER SIMILAR SECURITY WITH ANY PERSON IN ANY MANNER, (D) HAS MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER

MANNER, OR (E) HAS TAKEN ANY OTHER ACTION, THAT (AS TO ANY OF (A) THROUGH (E) ABOVE) WOULD CONSTITUTE A DISTRIBUTION OF THE CERTIFICATES UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), THAT WOULD RENDER THE DISPOSITION OF ANY CERTIFICATE A VIOLATION OF SECTION 5 OF THE ACT OR ANY STATE SECURITIES LAW, OR THAT WOULD REQUIRE REGISTRATION OR QUALIFICATION PURSUANT THERETO. THE SELLER WILL NOT ACT, IN ANY MANNER SET FORTH IN THE FOREGOING SENTENCE WITH RESPECT TO ANY CERTIFICATE. THE SELLER HAS NOT AND WILL NOT SELL OR OTHERWISE TRANSFER ANY OF THE CERTIFICATES, EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT.

                                                VERY TRULY YOURS,




                                              (SELLER)


                                                BY:

                                                NAME:

                                     TITLE:

                                  EXHIBIT L

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           DESCRIPTION OF RULE 144A SECURITIES, INCLUDING NUMBERS:

               -----------------------------------------------

               -----------------------------------------------

               -----------------------------------------------

               -----------------------------------------------


            THE UNDERSIGNED SELLER, AS REGISTERED HOLDER (THE "SELLER"), INTENDS TO TRANSFER THE RULE 144A SECURITIES DESCRIBED ABOVE TO THE UNDERSIGNED BUYER (THE "BUYER").

          (22) IN CONNECTION WITH SUCH TRANSFER AND IN ACCORDANCE WITH THE AGREEMENTS PURSUANT TO WHICH THE RULE 144A SECURITIES WERE ISSUED, THE SELLER HEREBY CERTIFIES THE FOLLOWING FACTS: NEITHER THE SELLER NOR ANYONE ACTING ON ITS BEHALF HAS OFFERED, TRANSFERRED, PLEDGED, SOLD OR OTHERWISE DISPOSED OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY TO, OR SOLICITED ANY OFFER TO BUY OR ACCEPT A TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY FROM, OR OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY WITH, ANY PERSON IN ANY MANNER, OR MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER, OR TAKEN ANY OTHER ACTION, THAT WOULD CONSTITUTE A DISTRIBUTION OF THE RULE 144A SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THAT WOULD RENDER THE DISPOSITION OF THE RULE 144A SECURITIES A VIOLATION OF SECTION 5 OF THE 1933 ACT OR REQUIRE REGISTRATION PURSUANT THERETO, AND THAT THE SELLER HAS NOT OFFERED THE RULE 144A SECURITIES TO ANY PERSON OTHER THAN THE BUYER OR ANOTHER "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT.

          (23) THE BUYER WARRANTS AND REPRESENTS TO, AND COVENANTS WITH, THE SELLER, THE TRUSTEE AND THE MASTER SERVICER (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT"), DATED AS OF NOVEMBER 1, 1998 AMONG RESIDENTIAL FUNDING CORPORATION AS MASTER SERVICER, RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. AS DEPOSITOR PURSUANT TO SECTION 5.02 OF THE AGREEMENT AND BANKERS TRUST COMPANY, AS TRUSTEE, AS FOLLOWS:

                 (A) THE BUYER  UNDERSTANDS  THAT THE RULE 144A  SECURITIES HAVE
            NOT BEEN REGISTERED UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY STATE.

                 (B) THE BUYER  CONSIDERS  ITSELF A  SUBSTANTIAL,  SOPHISTICATED
            INSTITUTIONAL INVESTOR HAVING SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF INVESTMENT IN THE RULE 144A SECURITIES.

                 (C) THE BUYER HAS BEEN FURNISHED WITH ALL INFORMATION REGARDING THE RULE

            144A SECURITIES THAT IT HAS REQUESTED FROM THE SELLER, THE TRUSTEE OR THE SERVICER.

                 (D)  NEITHER  THE BUYER NOR  ANYONE  ACTING ON ITS  BEHALF  HAS
            OFFERED, TRANSFERRED, PLEDGED, SOLD OR OTHERWISE DISPOSED OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY TO, OR SOLICITED ANY OFFER TO BUY OR ACCEPT A TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY FROM, OR OTHERWISE APPROACHED OR NEGOTIATED WITH RESPECT TO THE RULE 144A SECURITIES, ANY INTEREST IN THE RULE 144A SECURITIES OR ANY OTHER SIMILAR SECURITY WITH, ANY PERSON IN ANY MANNER, OR MADE ANY GENERAL SOLICITATION BY MEANS OF GENERAL ADVERTISING OR IN ANY OTHER MANNER, OR TAKEN ANY OTHER ACTION, THAT WOULD CONSTITUTE A DISTRIBUTION OF THE RULE 144A SECURITIES UNDER THE 1933 ACT OR THAT WOULD RENDER THE DISPOSITION OF THE RULE 144A SECURITIES A VIOLATION OF SECTION 5 OF THE 1933 ACT OR REQUIRE
            REGISTRATION PURSUANT THERETO, NOR WILL IT ACT, NOR HAS IT AUTHORIZED OR WILL IT AUTHORIZE ANY PERSON TO ACT, IN SUCH MANNER WITH RESPECT TO THE RULE 144A SECURITIES.

                 (E) THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS THAT TERM
            IS DEFINED IN RULE 144A UNDER THE 1933 ACT AND HAS COMPLETED EITHER OF THE FORMS OF CERTIFICATION TO THAT EFFECT ATTACHED HERETO AS ANNEX 1 OR ANNEX 2. THE BUYER IS AWARE THAT THE SALE TO IT IS BEING MADE IN RELIANCE ON RULE 144A. THE BUYER IS ACQUIRING THE RULE 144A SECURITIES FOR ITS OWN ACCOUNT OR THE ACCOUNTS OF OTHER QUALIFIED INSTITUTIONAL BUYERS, UNDERSTANDS THAT SUCH RULE 144A SECURITIES MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY (I) TO A PERSON REASONABLY BELIEVED TO BE A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (II) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

          (24)    THE BUYER

                       A. IS NOT AN  EMPLOYEE  BENEFIT OR OTHER PLAN  SUBJECT TO
                  THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN; OR

                       B. IS AN  INSURANCE  COMPANY,  THE  SOURCE OF FUNDS TO BE
                  USED BY IT TO PURCHASE THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND THE PURCHASE IS BEING MADE IN RELIANCE UPON THE AVAILABILITY OF THE EXEMPTIVE RELIEF AFFORDED UNDER SECTIONS I AND III OF PTCE 95-60.]

           (25) THIS DOCUMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS AND BY THE DIFFERENT PARTIES HERETO ON SEPARATE COUNTERPARTS, EACH OF WHICH, WHEN SO EXECUTED, SHALL BE DEEMED TO BE AN ORIGINAL; SUCH COUNTERPARTS, TOGETHER, SHALL CONSTITUTE ONE AND THE SAME DOCUMENT.

            IN WITNESS WHEREOF, EACH OF THE PARTIES HAS EXECUTED THIS DOCUMENT AS OF THE DATE SET FORTH BELOW.




          PRINT NAME OF SELLER            PRINT NAME OF BUYER


           BY:                                                       BY:


                                   NAME: NAME:

                                  TITLE: TITLE:


          TAXPAYER IDENTIFICATION:        TAXPAYER IDENTIFICATION:

           NO.:                                                     NO.:


           DATE:                                                    DATE:

                                                          ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A


           [FOR BUYERS OTHER THAN REGISTERED INVESTMENT COMPANIES]


            THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS IN CONNECTION WITH THE RULE 144A INVESTMENT REPRESENTATION TO WHICH THIS CERTIFICATION IS ATTACHED:

                              A. AS  INDICATED  BELOW,  THE  UNDERSIGNED  IS THE
                  PRESIDENT, CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT OR OTHER EXECUTIVE OFFICER OF THE BUYER.

            (2) IN CONNECTION WITH PURCHASES BY THE BUYER, THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 ("RULE 144A") BECAUSE (I) THE BUYER OWNED AND/OR INVESTED ON A DISCRETIONARY BASIS $______________________ IN SECURITIES (EXCEPT FOR THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A) AND (II) THE BUYER SATISFIES THE CRITERIA IN THE CATEGORY MARKED BELOW.

___ CORPORATION, ETC. THE BUYER IS A CORPORATION (OTHER THAN A BANK, SAVINGS AND LOAN ASSOCIATION OR SIMILAR INSTITUTION), MASSACHUSETTS OR SIMILAR BUSINESS TRUST, PARTNERSHIP, OR CHARITABLE ORGANIZATION DESCRIBED IN
      SECTION 501(C)(3) OF THE INTERNAL REVENUE CODE.

___ BANK. THE BUYER (A) IS A NATIONAL BANK OR BANKING INSTITUTION ORGANIZED UNDER THE LAWS OF ANY STATE, TERRITORY OR THE DISTRICT OF COLUMBIA, THE BUSINESS OF WHICH IS SUBSTANTIALLY CONFINED TO BANKING AND IS SUPERVISED BY THE STATE OR TERRITORIAL BANKING COMMISSION OR SIMILAR OFFICIAL OR IS A FOREIGN BANK OR EQUIVALENT INSTITUTION, AND (B) HAS AN AUDITED NET WORTH OF AT LEAST $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS, A COPY OF WHICH IS ATTACHED HERETO.

___ SAVINGS AND LOAN. THE BUYER (A) IS A SAVINGS AND LOAN ASSOCIATION, BUILDING AND LOAN ASSOCIATION, COOPERATIVE BANK, HOMESTEAD ASSOCIATION OR SIMILAR INSTITUTION, WHICH IS SUPERVISED AND EXAMINED BY A STATE OR FEDERAL AUTHORITY HAVING SUPERVISION OVER ANY SUCH INSTITUTIONS OR IS A FOREIGN SAVINGS AND LOAN ASSOCIATION OR EQUIVALENT INSTITUTION AND (B) HAS AN AUDITED NET WORTH OF AT LEAST $25,000,000 AS DEMONSTRATED IN ITS LATEST ANNUAL FINANCIAL STATEMENTS.

___ BROKER-DEALER. THE BUYER IS A DEALER REGISTERED PURSUANT TO SECTION 15 OF THE SECURITIES EXCHANGE ACT OF 1934.

___ INSURANCE COMPANY. THE BUYER IS AN INSURANCE COMPANY WHOSE PRIMARY AND PREDOMINANT BUSINESS ACTIVITY IS THE WRITING OF INSURANCE OR THE REINSURING OF RISKS UNDERWRITTEN BY INSURANCE COMPANIES AND WHICH IS SUBJECT TO SUPERVISION BY THE INSURANCE COMMISSIONER OR A SIMILAR OFFICIAL OR AGENCY OF A STATE OR TERRITORY OR THE DISTRICT OF COLUMBIA.

___ STATE OR LOCAL PLAN. THE BUYER IS A PLAN ESTABLISHED AND MAINTAINED BY A STATE, ITS POLITICAL SUBDIVISIONS, OR ANY AGENCY OR INSTRUMENTALITY OF THE STATE OR ITS POLITICAL SUBDIVISIONS, FOR THE BENEFIT OF ITS EMPLOYEES.

___ ERISA PLAN. THE BUYER IS AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974.

___ INVESTMENT ADVISER. THE BUYER IS AN INVESTMENT ADVISER REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940.

___ SBIC. THE BUYER IS A SMALL BUSINESS INVESTMENT COMPANY LICENSED BY THE U.S. SMALL BUSINESS ADMINISTRATION UNDER SECTION 301(C) OR (D) OF THE SMALL BUSINESS INVESTMENT ACT OF 1958.

___ BUSINESS DEVELOPMENT COMPANY. THE BUYER IS A BUSINESS DEVELOPMENT COMPANY AS DEFINED IN SECTION 202(A)(22) OF THE INVESTMENT ADVISERS ACT OF 1940.

___ TRUST FUND. THE BUYER IS A TRUST FUND WHOSE TRUSTEE IS A BANK OR TRUST COMPANY AND WHOSE PARTICIPANTS ARE EXCLUSIVELY (A) PLANS ESTABLISHED AND MAINTAINED BY A STATE, ITS POLITICAL SUBDIVISIONS, OR ANY AGENCY OR INSTRUMENTALITY OF THE STATE OR ITS POLITICAL SUBDIVISIONS, FOR THE BENEFIT OF ITS EMPLOYEES, OR (B) EMPLOYEE BENEFIT PLANS WITHIN THE MEANING OF TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, BUT IS NOT A TRUST FUND THAT INCLUDES AS PARTICIPANTS INDIVIDUAL RETIREMENT ACCOUNTS OR H.R. 10 PLANS.

          (3) THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (I) SECURITIES OF ISSUERS THAT ARE AFFILIATED WITH THE BUYER, (II) SECURITIES THAT ARE PART OF AN UNSOLD ALLOTMENT TO OR SUBSCRIPTION BY THE BUYER, IF THE BUYER IS A DEALER, (III) BANK DEPOSIT NOTES AND CERTIFICATES OF DEPOSIT, (IV) LOAN PARTICIPATIONS, (V) REPURCHASE AGREEMENTS, (VI) SECURITIES OWNED BUT SUBJECT TO A REPURCHASE AGREEMENT AND (VII) CURRENCY, INTEREST RATE AND COMMODITY SWAPS.

          (4) FOR PURPOSES OF DETERMINING THE AGGREGATE AMOUNT OF SECURITIES OWNED AND/OR INVESTED ON A DISCRETIONARY BASIS BY THE BUYER, THE BUYER USED THE COST OF SUCH SECURITIES TO THE

BUYER AND DID NOT INCLUDE ANY OF THE SECURITIES REFERRED TO IN THE PRECEDING PARAGRAPH. FURTHER, IN DETERMINING SUCH AGGREGATE AMOUNT, THE BUYER MAY HAVE INCLUDED SECURITIES OWNED BY SUBSIDIARIES OF THE BUYER, BUT ONLY IF SUCH SUBSIDIARIES ARE CONSOLIDATED WITH THE BUYER IN ITS FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND IF THE INVESTMENTS OF SUCH SUBSIDIARIES ARE MANAGED UNDER THE BUYER'S DIRECTION. HOWEVER, SUCH SECURITIES WERE NOT INCLUDED IF THE BUYER IS A MAJORITY-OWNED, CONSOLIDATED SUBSIDIARY OF ANOTHER ENTERPRISE AND THE BUYER IS NOT ITSELF A REPORTING COMPANY UNDER THE SECURITIES EXCHANGE ACT OF 1934.

          (26) THE BUYER ACKNOWLEDGES THAT IT IS FAMILIAR WITH RULE 144A AND UNDERSTANDS THAT THE SELLER TO IT AND OTHER PARTIES RELATED TO THE CERTIFICATES ARE RELYING AND WILL CONTINUE TO RELY ON THE STATEMENTS MADE HEREIN BECAUSE ONE OR MORE SALES TO THE BUYER MAY BE IN RELIANCE ON RULE 144A.

              ___  ___        WILL THE BUYER BE PURCHASING THE RULE 144A

              YES  NO         SECURITIES ONLY FOR THE BUYER'S OWN ACCOUNT?

          (27) IF THE ANSWER TO THE FOREGOING QUESTION IS "NO", THE BUYER AGREES THAT, IN CONNECTION WITH ANY PURCHASE OF SECURITIES SOLD TO THE BUYER FOR THE ACCOUNT OF A THIRD PARTY (INCLUDING ANY SEPARATE ACCOUNT) IN RELIANCE ON RULE 144A, THE BUYER WILL ONLY PURCHASE FOR THE ACCOUNT OF A THIRD PARTY THAT AT THE TIME IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A. IN ADDITION, THE BUYER AGREES THAT THE BUYER WILL NOT PURCHASE SECURITIES FOR A THIRD PARTY UNLESS THE BUYER HAS OBTAINED A CURRENT REPRESENTATION LETTER FROM SUCH THIRD PARTY OR TAKEN OTHER APPROPRIATE STEPS CONTEMPLATED BY RULE 144A TO CONCLUDE THAT SUCH THIRD PARTY INDEPENDENTLY MEETS THE DEFINITION OF "QUALIFIED INSTITUTIONAL BUYER" SET FORTH IN RULE 144A.

          (28) THE BUYER WILL NOTIFY EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE OF ANY CHANGES IN THE INFORMATION AND CONCLUSIONS HEREIN. UNTIL SUCH NOTICE IS GIVEN, THE BUYER'S PURCHASE OF RULE 144A SECURITIES WILL CONSTITUTE A REAFFIRMATION OF THIS CERTIFICATION AS OF THE DATE OF SUCH PURCHASE.



                               PRINT NAME OF BUYER

                                               BY:

                                      NAME:

                                     TITLE:


                                                DATE:

                                                          ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [FOR BUYERS THAT ARE REGISTERED INVESTMENT COMPANIES]


            THE UNDERSIGNED HEREBY CERTIFIES AS FOLLOWS IN CONNECTION WITH THE RULE 144A INVESTMENT REPRESENTATION TO WHICH THIS CERTIFICATION IS ATTACHED:

                              B. AS  INDICATED  BELOW,  THE  UNDERSIGNED  IS THE
                  PRESIDENT, CHIEF FINANCIAL OFFICER OR SENIOR VICE PRESIDENT OF THE BUYER OR, IF THE BUYER IS A "QUALIFIED INSTITUTIONAL
                  BUYER" AS THAT TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 ("RULE 144A") BECAUSE BUYER IS PART OF A FAMILY OF INVESTMENT COMPANIES (AS DEFINED BELOW), IS SUCH AN OFFICER OF THE ADVISER.

            (2) IN CONNECTION WITH PURCHASES BY BUYER, THE BUYER IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN SEC RULE 144A BECAUSE (I) THE BUYER IS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AND (II) AS MARKED BELOW, THE BUYER ALONE, OR THE BUYER'S FAMILY OF INVESTMENT COMPANIES, OWNED AT LEAST $100,000,000 IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR. FOR PURPOSES OF DETERMINING THE AMOUNT OF SECURITIES OWNED BY THE BUYER OR THE BUYER'S FAMILY OF INVESTMENT COMPANIES, THE COST OF SUCH SECURITIES WAS USED.

____ THE BUYER OWNED $___________________ IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A).

____ THE BUYER IS PART OF A FAMILY OF INVESTMENT COMPANIES WHICH OWNED IN THE AGGREGATE $______________ IN SECURITIES (OTHER THAN THE EXCLUDED SECURITIES REFERRED TO BELOW) AS OF THE END OF THE BUYER'S MOST RECENT FISCAL YEAR (SUCH AMOUNT BEING CALCULATED IN ACCORDANCE WITH RULE 144A).

            (3) THE TERM "FAMILY OF INVESTMENT COMPANIES" AS USED HEREIN MEANS TWO OR MORE REGISTERED INVESTMENT COMPANIES (OR SERIES THEREOF) THAT HAVE THE SAME INVESTMENT ADVISER OR INVESTMENT ADVISERS THAT ARE AFFILIATED (BY VIRTUE OF BEING MAJORITY OWNED SUBSIDIARIES OF THE SAME PARENT OR BECAUSE ONE INVESTMENT ADVISER IS A MAJORITY OWNED SUBSIDIARY OF THE OTHER).

            (4) THE TERM "SECURITIES" AS USED HEREIN DOES NOT INCLUDE (I) SECURITIES OF ISSUERS THAT ARE AFFILIATED WITH THE BUYER OR ARE PART OF THE BUYER'S FAMILY OF INVESTMENT COMPANIES, (II) BANK DEPOSIT NOTES AND CERTIFICATES OF DEPOSIT, (III) LOAN PARTICIPATIONS, (IV) REPURCHASE AGREEMENTS, (V) SECURITIES OWNED BUT SUBJECT TO A REPURCHASE AGREEMENT AND (VI) CURRENCY, INTEREST RATE AND COMMODITY SWAPS.

            (5) THE BUYER IS FAMILIAR WITH RULE 144A AND UNDERSTANDS THAT EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE ARE RELYING AND WILL CONTINUE TO RELY ON THE STATEMENTS MADE HEREIN

BECAUSE ONE OR MORE SALES TO THE BUYER WILL BE IN RELIANCE ON RULE 144A. IN ADDITION, THE BUYER WILL ONLY PURCHASE FOR THE BUYER'S OWN ACCOUNT.

            (6) THE UNDERSIGNED WILL NOTIFY EACH OF THE PARTIES TO WHICH THIS CERTIFICATION IS MADE OF ANY CHANGES IN THE INFORMATION AND CONCLUSIONS HEREIN. UNTIL SUCH NOTICE, THE BUYER'S PURCHASE OF RULE 144A SECURITIES WILL CONSTITUTE A REAFFIRMATION OF THIS CERTIFICATION BY THE UNDERSIGNED AS OF THE DATE OF SUCH PURCHASE.



                                    PRINT NAME OF BUYER


                                          BY:

                                      NAME:

                                     TITLE:


                                    IF AN ADVISER:


                                    PRINT NAME OF BUYER
                                    DATE:

                                  EXHIBIT M

                 [TEXT OF AMENDMENT TO POOLING AND SERVICING

                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A

                              LIMITED GUARANTY]


ARTICLE II

           Subordinate Certificate Loss Coverage; Limited Guaranty

     SECTION 2.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

           (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued
      Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

           (b) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
      (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

           (c) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and
      (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

           (d) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

           (e) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
      860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and
      (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B
      Certificates  by  such  rating  agency.  Any  replacement  of the  Limited
      Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

     SECTION 2.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 13.01: (i) the provisions of this Article 13 may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this
Article 13 may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 13.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                  EXHIBIT N


                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates

                               Series 1998-NS2


                               ________, 199__



            Bankers Trust Company
            3 Park Plaza
            Irvine, CA 92614



            Attention: Residential Funding Corporation Series 1998-NS2

            Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of November 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and Bankers Trust Company (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1998-NS2 (the "Certificates"); and

            WHEREAS, pursuant to Section 13.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

     (1) Provision of Funds. GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
13.01 of the Servicing Agreement.

           (A) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 13.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

     (2) Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

     (3) Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

     (4) Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

     (5) Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

     (6) Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

     (7) Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

     (8) Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION

                                               By:

                                               Name:

                                               Title:


            Acknowledged by:


            BANKERS TRUST COMPANY,

              as Trustee


           By:

           Name:

           Title:


            RESIDENTIAL FUNDING MORTGAGE

              SECURITIES I, INC.


           By:

           Name:

           Title:

                                  EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                    __________________, 19____


            Residential Funding Mortgage Securities I, Inc.
            8400 Normandale Lake Boulevard Suite 600
            Minneapolis, Minnesota  55437

            Bankers Trust Company
            3 park Plaza
            Irvine, CA  92614

            Attention:  Residential Funding Corporation Series 1998-NS2

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-NS2 Assignment of Mortgage Loan

            Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

           (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

           (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

           (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                                Very truly yours,

                                    (Lender)


                                                By:

                                                Name:

                                     Title:

                                  EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS



Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1687862 323,033.92      5.845   13.4074074074%  43,310.47
1820642 296,901.71      5.845   13.4074074074%  39,806.82
1687863 178,994.80      5.970   11.5555555556%  20,683.84
1687864 303,447.88      5.970   11.5555555556%  35,065.09
1687866 296,743.49      5.970   11.5555555556%  34,290.36
1687871 223,965.49      5.970   11.5555555556%  25,880.46
1687874 401,787.12      5.970   11.5555555556%  46,428.73
1808879 91,934.48       5.970   11.5555555556%  10,623.54
1687869 230,582.42      6.095   9.7037037037%   22,375.03
1687879 334,503.26      6.095   9.7037037037%   32,459.21
1808919 99,426.57       6.095   9.7037037037%   9,648.06
1808931 204,155.84      6.095   9.7037037037%   19,810.68
1819397 436,928.34      6.095   9.7037037037%   42,398.23
1687868 280,463.52      6.220   7.8518518519%   22,021.58
1808930 66,002.93       6.220   7.8518518519%   5,182.45
1822490 186,840.32      6.220   7.8518518519%   14,670.43
1687870 190,704.54      6.345   6.0000000000%   11,442.27
1687880 643,955.71      6.345   6.0000000000%   38,637.34
1808903 42,994.99       6.345   6.0000000000%   2,579.70
1808904 17,421.52       6.345   6.0000000000%   1,045.29
1808905 18,948.06       6.345   6.0000000000%   1,136.88
1808907 30,516.02       6.345   6.0000000000%   1,830.96
1822491 231,930.03      6.345   6.0000000000%   13,915.80
1687865 301,091.00      6.470   4.1481481481%   12,489.70
1687881 275,429.95      6.470   4.1481481481%   11,425.24
1687883 191,723.34      6.470   4.1481481481%   7,952.97
1687884 623,426.26      6.470   4.1481481481%   25,860.64
1808912 295,850.43      6.470   4.1481481481%   12,272.31
1808918 198,361.47      6.470   4.1481481481%   8,228.33
1808928 385,332.38      6.470   4.1481481481%   15,984.16
1808929 300,559.17      6.470   4.1481481481%   12,467.64
1808936 227,986.61      6.470   4.1481481481%   9,457.22
1822483 273,873.40      6.470   4.1481481481%   11,360.67
1822487 328,009.15      6.470   4.1481481481%   13,606.31
1822577 329,440.17      6.470   4.1481481481%   13,665.67
1351599 248,594.28      6.595   2.2962962963%   5,708.46
1353371 220,773.43      6.595   2.2962962963%   5,069.61
1687858 310,747.12      6.595   2.2962962963%   7,135.67
1687861 270,340.18      6.595   2.2962962963%   6,207.81
1687867 312,524.04      6.595   2.2962962963%   7,176.48
1687873 516,416.16      6.595   2.2962962963%   11,858.45
1687876 397,034.52      6.595   2.2962962963%   9,117.09
1687890 401,635.20      6.595   2.2962962963%   9,222.73
1687891 427,423.76      6.595   2.2962962963%   9,814.92
1687892 396,448.07      6.595   2.2962962963%   9,103.62
1808894 189,549.50      6.595   2.2962962963%   4,352.62
1808914 181,127.81      6.595   2.2962962963%   4,159.23
1822140 450,083.17      6.595   2.2962962963%   10,335.24
1822181 213,578.24      6.595   2.2962962963%   4,904.39
1822193 374,269.01      6.595   2.2962962963%   8,594.33
1822210 256,768.44      6.595   2.2962962963%   5,896.16
1822502 335,361.46      6.595   2.2962962963%   7,700.89
1822542 251,932.64      6.595   2.2962962963%   5,785.12
1822545 227,915.57      6.595   2.2962962963%   5,233.62
1822546 238,520.55      6.595   2.2962962963%   5,477.14
1822563 424,842.00      6.595   2.2962962963%   9,755.63
1668527 227,671.48      6.720   0.4444444444%   1,011.87
1687855 636,863.29      6.720   0.4444444444%   2,830.50
1687860 364,342.54      6.720   0.4444444444%   1,619.30
1687877 225,100.28      6.720   0.4444444444%   1,000.45
1687888 446,567.98      6.720   0.4444444444%   1,984.75
1687893 209,057.85      6.720   0.4444444444%   929.15
1808884 531,487.99      6.720   0.4444444444%   2,362.17
1808892 227,669.06      6.720   0.4444444444%   1,011.86
1808962 213,466.68      6.720   0.4444444444%   948.74
1819414 274,386.47      6.720   0.4444444444%   1,219.50
1819496 315,905.28      6.720   0.4444444444%   1,404.02
1819547 413,001.98      6.720   0.4444444444%   1,835.56
1820170 261,661.19      6.720   0.4444444444%   1,162.94
1820188 207,717.27      6.720   0.4444444444%   923.19
1820195 243,829.04      6.720   0.4444444444%   1,083.68
1821938 182,820.63      6.720   0.4444444444%   812.54
1822138 309,129.96      6.720   0.4444444444%   1,373.91
1822177 232,687.62      6.720   0.4444444444%   1,034.17
1822194 309,485.05      6.720   0.4444444444%   1,375.49
1822195 318,979.13      6.720   0.4444444444%   1,417.69
1822206 212,463.82      6.720   0.4444444444%   944.28
1822489 207,562.42      6.720   0.4444444444%   922.50
1822543 257,838.98      6.720   0.4444444444%   1,145.95
1822544 286,511.20      6.720   0.4444444444%   1,273.38
1822554 215,903.62      6.720   0.4444444444%   959.57

        $22,841,262.25          3.6565863313%   $835,210.47

                                  EXHIBIT Q

FORM OF REQUEST FOR EXCHANGE


[DATE]

            Bankers Trust Company
            3 park Plaza
            Irvine, CA  92614



Re: Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-NS2



            Residential Funding Corporation, as the Holder of a ___% Percentage Interest of the of Class A-4[-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

          (1) Class A-4-_ Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the Initial Pass-Through Rate on the Class A-4-_ Certificates will be $__________ and ____%, respectively.

          (2)     [Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-4[-1] Certificates surrendered for exchange.

            All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of November 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Bankers Trust Company, as trustee.

                         RESIDENTIAL FUNDING CORPORATION


                        By:______________________________

                                    Name:

                                    Title:

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of
Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

                                 Exhibit 10.2

                     Financial Guaranty Insurance Policy

FINANCIAL                                  FINANCIAL GUARANTY
SECURITY                                   INSURANCE POLICY
ASSURANCESM

Trust: As described in Endorsement No. 1             Policy No.:  50745-N
Certificates: $5,000,000 Original Principal Amount ResidentDateFofdIssuance:
 11/24/98
              Mortgage Securities I, Inc., Mortgage Pass-Through
              Certificates, Series 1998-NS2, Class A-2

      FINANCIAL SECURITY ASSURANCE INC. (AFinancial Security@), for consideration received, hereby UNCONDITIONALLY AND IRREVOCABLY GUARANTEES to the Trustee for the benefit of each Holder, subject only to the terms of this Policy (which includes each endorsement hereto), the full and complete payment of Guaranteed Distributions with respect to the Certificates of the Trust referred to above.

      For the further protection of each Holder, Financial Security irrevocably and unconditionally guarantees payment of the amount of any distribution of principal or interest with respect to the Certificates made during the Term of this Policy to such Holder that is subsequently avoided in whole or in part as a preference payment under applicable law.

      Payment of any amount required to be paid under this Policy will be made following receipt by Financial Security of notice as described in Endorsement No. 1 hereto.

      Financial Security shall be subrogated to the rights of each Holder to receive distributions with respect to each Certificate held by such Holder to the extent of any payment by Financial Security hereunder.

      Except to the extent expressly modified by Endorsement No. 1 hereto, the following terms shall have the meanings specified for all purposes of this Policy. AHolder@ means the registered owner of any Certificate as indicated on the registration books maintained by or on behalf of the Trustee for such purpose or, if the Certificate is in bearer form, the holder of the Certificate. ATrustee@, AGuaranteed Distributions@ and ATerm of this Policy@ shall have the meanings set forth in Endorsement No. 1 hereto.

      This Policy sets forth in full the undertaking of Financial Security, and shall not be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto. Except to the extent expressly modified by an endorsement hereto, the premiums paid in respect of this Policy are nonrefundable for any reason whatsoever. This Policy may not be canceled or revoked during the Term of this Policy. An acceleration payment shall not be due under this Policy unless such acceleration is at the sole option of Financial Security. THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     In witness whereof, FINANCIAL SECURITY ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                        FINANCIAL SECURITY ASSURANCE INC.


                                 By__/s/ Authorized Officer______________
                                         AUTHORIZED OFFICER



A subsidiary of Financial Security Assurance Holdings Ltd.

350 Park Avenue, New York, N.Y.  10022-6022                     (212) 826-0100